     As filed with the Securities and Exchange Commission on July 3, 2002

                           Registration No. 333-85020

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____
                      [ ] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)

                          Columbia Special Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

          1301 S.W. Fifth Avenue, PO Box 1350, Portland, Oregon 97207
                    (Address of Principal Executive Offices)

                                 (503) 222-3600
                        (Area Code and Telephone Number)


                                 Jeff B. Curtis
                             1301 S.W. Fifth Avenue
                                  PO Box 1350
                             Portland, Oregon 97207
                     (Name and address of Agent for Service)


                                   Copies to:

     Robert J. Moorman, Esq.                             John M. Loder, Esq.
         Stoel Rives LLP                                    Ropes & Gray
900 S.W. Fifth Avenue, Suite 2600                      One International Place
     Portland, Oregon 97204                          Boston, Massachusetts 02110


Title of Securities Being Registered: Class A, Class B, Class D, Class G, Class T and Class Z shares

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 2, 2002 pursuant to Rule 488.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

     Your fund will hold a special meeting of shareholders on [October   ],
2002, at [ ] (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to the Liberty Funds, Stein Roe Funds, Galaxy Funds and Columbia Funds groups. Columbia's overall goal is proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully. If you have any questions, feel free to speak to one of our representatives at 800-426-3750.

     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC, Inc., to assist shareholders with the voting process. As we get closer
to [October   ], shareholders who have not yet voted may receive a call from
PROXY ADVANTAGE reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     Again, if you have any questions regarding the combined Prospectus/Proxy Statement, please call us at 800-426-3750.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,



Keith T. Banks
President
Columbia Management Group, Inc.

[August   ], 2002

[Job Code]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD [OCTOBER __], 2002

                                 THE GALAXY FUND
                              GALAXY GROWTH FUND II

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy Growth Fund II will be held at 2:00 p.m. Eastern Time on Friday, [October __], 2002, at the offices of Columbia Management Group, Inc., the parent of the Galaxy Growth Fund II's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Galaxy Growth Fund II to, and the assumption of all of the liabilities of the Galaxy Growth Fund II by, the Columbia Special Fund, Inc. in exchange for shares of the Columbia Special Fund, Inc. and the distribution of such shares to the shareholders of the Galaxy Growth Fund II in complete liquidation of the Galaxy Growth Fund II.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on [August 2], 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,


                                    W. Bruce McConnel, Secretary

[August ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE GALAXY GROWTH FUND II AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD [OCTOBER __], 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                      STEIN ROE CAPITAL OPPORTUNITIES FUND

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                           LIBERTY MIDCAP GROWTH FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Capital Opportunities Fund and the Liberty Midcap Growth Fund will be held at [___] Eastern Time on Friday, [October __], 2002, at the offices of Columbia Management Group, Inc., the parent of the Stein Roe Capital Opportunities Fund's and the Liberty Midcap Growth Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Capital Opportunities Fund to, and the assumption of all of the liabilities of the Stein Roe Capital Opportunities Fund by, the Columbia Special Fund, Inc. in exchange for shares of the Columbia Special Fund, Inc. and the distribution of such shares to the shareholders of the Stein Roe Capital Opportunities Fund in complete liquidation of the Stein Roe Capital Opportunities Fund.

     2. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Midcap Growth Fund to, and the assumption of all of the liabilities of the Liberty Midcap Growth Fund by, the Columbia Special Fund, Inc. in exchange for shares of the Columbia Special Fund, Inc. and the distribution of such shares to the shareholders of the Liberty Midcap Growth Fund in complete liquidation of the Liberty Midcap Growth Fund.

     3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on [August 2], 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                       By order of the Board of Trustees,


                                       Jean S. Loewenberg, Secretary

[August ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE CAPITAL OPPORTUNITIES FUND AND THE LIBERTY MIDCAP GROWTH FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT
                               [AUGUST    ], 2002

              ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF
                             GALAXY GROWTH FUND II
                              c/o The Galaxy Fund
                              4400 Computer Drive
                     Westborough, Massachusetts 01581-5108
                                 1-877-289-4252

                                      AND

                      STEIN ROE CAPITAL OPPORTUNITIES FUND
      (INCLUDING CLASS S AND LIBERTY CAPITAL OPPORTUNITIES FUND, CLASS A)
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                                      AND

                           LIBERTY MIDCAP GROWTH FUND
  (INCLUDING CLASSES A, B, C AND Z AND STEIN ROE MIDCAP GROWTH FUND, CLASS S)
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                          COLUMBIA SPECIAL FUND, INC.
                               c/o Columbia Funds
                             1301 S.W. Fifth Avenue
                             Portland, Oregon 97201

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    5
PROPOSAL 1 -- Acquisition of the Galaxy Growth Fund II by
              the Columbia Special Fund, Inc................   17
  The Proposal..............................................   17
  Principal Investment Risks................................   17
  Information about the Acquisition.........................   17
PROPOSAL 2 -- Acquisition of the Stein Roe Capital
              Opportunities Fund by the Columbia Special
              Fund, Inc.....................................   22
  The Proposal..............................................   22
  Principal Investment Risks................................   22
  Information about the Acquisition.........................   22
PROPOSAL 3 -- Acquisition of the Liberty Midcap Growth Fund
              by the Columbia Special Fund, Inc.............   27
  The Proposal..............................................   27
  Principal Investment Risks................................   27
  Information about the Acquisition.........................   27
INFORMATION APPLICABLE TO PROPOSALS 1, 2 AND 3..............   32
  General...................................................   32
  Terms of the Agreement and Plan of Reorganization.........   32
  Federal Income Tax Consequences...........................   33

GENERAL.....................................................   34
  Voting Information........................................   34
Appendix A -- Form of Agreement and Plan of Reorganization
              Relating to the Acquisition of the Galaxy
              Growth Fund II................................  A-1
Appendix B -- Form of Agreement and Plan of Reorganization
              Relating to the Acquisition of the Stein Roe
              Capital Opportunities Fund....................  B-1
Appendix C -- Form of Agreement and Plan of Reorganization
              Relating to the Acquisition of the Liberty
              Midcap Growth Fund............................  C-1
Appendix D -- Fund Information..............................  D-1
Appendix E -- Capitalization................................  E-1
Appendix F -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Columbia Special Fund,
              Inc...........................................  F-1
Appendix G -- Information Applicable to Merger Shares.......  G-1
Appendix H -- Comparison of Differences between a
              Massachusetts Business Trust and an Oregon
              Corporation...................................  H-1

     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy Growth Fund II (the "Galaxy Growth Fund II"), the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Capital Opportunities Fund (including Class S and Liberty Capital Opportunities Fund, Class A) (the "Capital Opportunities Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Midcap Growth Fund (including Classes A, B, C and Z and Stein Roe Midcap Growth Fund, Class S) (the "Midcap Growth Fund") (each an "Acquired Fund" and collectively, the "Acquired Funds") by the Columbia Special Fund, Inc. (the "Special Fund" and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at
[          ] Eastern Time on [October   ], 2002, at the offices of Columbia
Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

     Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Growth Fund II by the Special Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Capital Opportunities Fund by the Special Fund. Proposal 3 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Midcap Growth Fund by the Special Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the Special Fund. The Special Fund seeks significant capital appreciation. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Special Fund in exchange for shares of the class of the Special Fund noted in the table below with the same aggregate net asset value as the net value of the assets and liabilities transferred (the "Merger Shares"). After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class.

YOUR SHARES                                                     MERGER SHARES
-----------                                                     -------------
GALAXY GROWTH FUND II
  Retail A..................................................       Class T
  Retail B..................................................       Class G
  Trust.....................................................       Class Z
CAPITAL OPPORTUNITIES FUND
  Class S...................................................       Class Z
  Class A...................................................       Class A

YOUR SHARES                                                     MERGER SHARES
-----------                                                     -------------
MIDCAP GROWTH FUND
  Class A...................................................       Class A
  Class B...................................................       Class B
  Class C...................................................       Class D
  Class S...................................................       Class Z
  Class Z...................................................       Class Z

     If you are a shareholder of the Galaxy Growth Fund II, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1, 2 and 3."

     If you are a shareholder of the Capital Opportunities Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1, 2 and 3."

     If you are a shareholder of the Midcap Growth Fund, you are being asked to vote on Proposal 3 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1, 2 and 3."

     Please review the enclosed Prospectus of the Special Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

  For the Galaxy Growth Fund II, the Capital Opportunities Fund and the Midcap Growth Fund:

     - The Statement of Additional Information of the Special Fund dated [August ], 2002, relating to the Acquisitions.

  For the Galaxy Growth Fund II:

     - The Prospectus of the Galaxy Growth Fund II dated February 28, 2002[, as
       supplemented on           ].

     - The Statement of Additional Information of the Galaxy Growth Fund II
       dated February 28, 2002[, as supplemented on           ].

     - Management's discussion of Fund performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Growth Fund II dated October 31, 2001.

     - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Growth Fund II dated April 30, 2002.

  For the Capital Opportunities Fund:

     - The Prospectuses of the Capital Opportunities Fund dated February 1,
       2002[, as supplemented on           ].

     - The Statements of Additional Information of the Capital Opportunities
       Fund dated February 1, 2002[, as supplemented on           ].

     - Management's discussion of Fund performance, the Reports of Independent Accountants and the financial statements included in the Annual Reports to Shareholders of the Capital Opportunities Fund dated September 30, 2001.

     - The financial statements included in the Semi-Annual Reports to Shareholders of the Capital Opportunities Fund dated March 31, 2002.

  For the Midcap Growth Fund:

     - The Prospectuses of the Midcap Growth Fund dated February 1, 2002[, as
       supplemented on           ].

     - The Statements of Additional Information of the Midcap Growth Fund dated
       February 1, 2002[, as supplemented on           ].

     - Management's discussion of Fund performance, the Reports of Independent Accountants and the financial statements included in the Annual Reports to Shareholders of the Midcap Growth Fund dated September 30, 2001.

     - The financial statements included in the Semi-Annual Reports to Shareholders of the Midcap Growth Fund dated March 31, 2002.

     Each Acquired Fund has previously sent an Annual Report and a Semi-Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call or write to your Fund at the telephone number and address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.galaxyfunds.com, www.steinroe.com, www.libertyfunds.com or www.columbiafunds.com. Hearing impaired shareholders of the Capital Opportunities Fund and the Midcap Growth Fund may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TDD equipment. Hearing impaired shareholders of the Galaxy Growth Fund II may call 1-800-696-6515 with special TTD equipment. Text-only versions of all the Galaxy Growth Fund II, Capital Opportunities Fund, Midcap Growth Fund and Special Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549-0102, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279, and 175
W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of The Galaxy Fund are recommending in Proposal 1 that the Special Fund acquire the Galaxy Growth Fund II; the Trustees of Liberty-Stein Roe Funds Investment Trust (the "Investment Trust") are recommending in Proposal 2 that the Special Fund acquire the Capital Opportunities Fund; and the Trustees of the Investment Trust are recommending in Proposal 3 that the Special Fund acquire the Midcap Growth Fund. This means that the Special Fund would acquire all of the assets and liabilities of the Galaxy Growth Fund II, the Capital Opportunities Fund and the Midcap Growth Fund in exchange for the Merger Shares. If the Acquisition relating to your Acquired Fund is approved, you will receive shares of the Special Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of your Acquired Fund's Acquisition. The Acquisitions are
currently scheduled to take place on or around [          ], 2002. Note that the
closing of each Acquisition is not conditioned on the closing of the other Acquisitions proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy Statement, even if the shareholders of either of the other Acquired Funds have not approved their Fund's Acquisition.

The Special Fund, and each fund in the Columbia Funds family, is organized as an Oregon corporation with a single class of shares. The Special Fund is currently seeking shareholder approval of an amendment to its Articles of Incorporation that would permit the Fund to adopt a multi-class structure, as contemplated herein.

Please note that the Trustees of the Investment Trust have approved the liquidation of the Midcap Growth Fund in the event that its shareholders do not approve the Acquisition.

2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?

The Trustees of The Galaxy Fund and the Investment Trust recommend approval of the Acquisitions because they offer shareholders of the Acquired Funds an investment in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Acquired Funds. In reviewing the Acquisitions, the Trustees also considered the following matters:

  For the Galaxy Growth Fund II,

     - based on estimated expense ratios as of March 31, 2002, Retail A and Retail B shareholders are expected to experience a decrease in expenses and, although Trust shareholders are expected to experience an increase in gross expenses (expenses before reduction by the voluntary fee waiver described in footnote 12 to the Annual Fund Operating Expenses table below), they are not expected to experience a change in net expenses (expenses after reduction by such voluntary waiver); and

     - the Acquisition is expected to be tax-free for shareholders of the Galaxy Growth Fund II who choose to remain shareholders of the Special Fund.

  For the Capital Opportunities Fund,

     - based on estimated expense ratios as of March 31, 2002, Class S shareholders of the Capital Opportunities Fund are expected to experience a decrease in expenses and, although Class A shareholders are expected to experience an increase in gross expenses (expenses before reduction by the voluntary fee waiver described in footnotes 9 and 12 to the Annual Fund Operating Expenses table below), they are not expected to experience a change in net expenses (expenses after reduction by such voluntary waiver);

     - shareholders of the Capital Opportunities Fund will move into a fund with a better long-term historic performance record; and

     - the Acquisition is expected to be tax-free for shareholders of the Capital Opportunities Fund who choose to remain shareholders of the Special Fund.

  For the Midcap Growth Fund,

     - because the Midcap Growth Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Investment Trust have approved the liquidation of the Midcap Growth Fund in the event that its shareholders do not approve the Acquisition;

     - based on estimated expense ratios as of March 31, 3002, Class A, Class S and Class Z shareholders are expected to experience a decrease in expenses and Class B and Class C shareholders are expected to experience a decrease in gross expenses (expenses before reduction by the voluntary fee waiver described in footnotes 10 and 12 to the Annual Fund Operating Expenses table below), while their net expenses (expenses after reduction by such voluntary waiver) are not expected to change;

     - shareholders of the Liberty Midcap Growth Fund will move into a fund with better historic performance; and

     - the Acquisition is expected to be tax-free for shareholders of the Midcap Growth Fund who choose to remain shareholders of the Special Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal relating to your Fund's Acquisition for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

The following tables allow you to compare the sales charges and management fees and expenses of the Galaxy Growth Fund II, the Capital Opportunities Fund, the Midcap Growth Fund and the Special Fund, and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisitions. The shareholder fees presented below for the Special Fund apply both before and after giving effect to the Acquisitions. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc. ("LFDI"). Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Galaxy Growth Fund II for its last fiscal year (ended October 31, 2001), each of the Capital Opportunities Fund and the Midcap Growth Fund for its last fiscal year (ended September 30, 2001) and the Special Fund for its last fiscal year (ended December 31, 2001) (for Class A, B, D, G and T shares of the Special Fund, expenses shown are estimates based on the expenses of the existing shares of the Special Fund for its last fiscal year) and those expected to be incurred by the combined fund, assuming all three Acquisitions are consummated and giving effect thereto, on a pro forma basis (based on pro forma combined net assets as of March 31, 2002). In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for each possible scenario in which the Special Fund acquires one or two, but not all three, of the Acquired Funds.

Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Acquisitions, although contingent deferred sales charges ("CDSCs") will continue to apply.

BASED ON ESTIMATED EXPENSE RATIOS AS OF MARCH 31, 2002, NET EXPENSES OF EACH CLASS OF MERGER SHARES ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE CAPITAL OPPORTUNITIES FUND AND RETAIL A, RETAIL B AND TRUST SHARES OF THE GALAXY GROWTH FUND II.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                       CAPITAL
                                                 GALAXY GROWTH FUND II(1)        OPPORTUNITIES FUND
                                                 ------------------------        ------------------
                                               RETAIL A    RETAIL B    TRUST    CLASS A(1)    CLASS S
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)          5.75        0.00      0.00        5.75        0.00
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)    0.00        5.00(2)   0.00        1.00(3)     0.00
-----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                          (4)         (4)       (4)         (4)         (5)

                                                                MIDCAP GROWTH FUND(1)
                                                                ---------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z    CLASS S
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)           5.75       0.00       0.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser
of purchase price or redemption price)            1.00(3)    5.00       1.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                           (4)        (4)        (4)        (4)        (5)

                                                             SPECIAL FUND(1)(6)
                                                             ------------------
                                                                                              EXISTING
                                       CLASS T    CLASS G    CLASS A    CLASS B    CLASS D     SHARES
Maximum sales charge (load) on
purchases (%) (as a percentage of the
offering price)                         5.75       0.00       5.75       0.00       1.00        0.00
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%) (as a percentage
of the lesser of purchase price or
redemption price)                       1.00(3)    5.00       1.00(3)    5.00       1.00        0.00
------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage
of amount redeemed, if applicable)       (4)        (4)        (4)        (4)        (4)         (4)

---------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent. This fee will apply to shares of the Special Fund after the Acquisitions.

(2) This charge applies to Retail B shares sold in the first year after purchase and gradually declines to 1% in the sixth year after purchase if you purchased Retail B shares prior to January 1, 2001, or in the seventh year after purchase if you purchased Retail B shares on or after January 1, 2001.

(3) This charge applies only to Class A shares and Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months (12 months for Class T shares) of purchase. Subsequent Class A and Class T share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months (12 months for Class T shares) of the date of purchase.

(4) There is a $7.50 charge for wiring redemption proceeds to your bank. This charge will apply to existing shares that are redesignated Class Z shares at the time of the Acquisitions.

(5) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

(6) The Special Fund is offering new classes of shares, Class A, Class B, Class D, Class G and Class T shares, in connection with the Acquisitions. Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                         CAPITAL
                                                                                      OPPORTUNITIES
                                                                                           FUND
                                                                                     (FOR THE FISCAL
                                                      GALAXY GROWTH FUND II             YEAR ENDED
                                                   (FOR THE FISCAL YEAR ENDED         SEPTEMBER 30,
                                                        OCTOBER 31, 2001)                 2001)
                                                   --------------------------        ---------------
                                                  RETAIL A    RETAIL B    TRUST    CLASS A      CLASS S
Management fee(7) (%)                               0.75        0.75      0.75      0.90         0.90
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)           0.00        0.95(8)   0.00      0.35(9)      0.00
-------------------------------------------------------------------------------------------------------
Other expenses (%)                                  0.70        0.76      0.25      0.31         0.31
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)            1.45        2.46      1.00      1.56         1.21

                                                                 MIDCAP GROWTH FUND
                                                   (FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001)
                                                   ----------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z    CLASS S
Management fee(7)(10) (%)                         0.90       0.90       0.90       0.90       0.90
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(9) (%)      0.35(10)   1.00       1.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Other expenses (%)                                0.79       0.79       0.79       0.79       0.79
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses(10) (%)      2.04       2.69       2.69       1.69       1.69

                                                                SPECIAL FUND
                                              (FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001)(11)
                                              -------------------------------------------------
                                                                                              EXISTING
                                       CLASS T    CLASS G    CLASS A    CLASS B    CLASS D     SHARES
Management fee (%)                      0.89       0.89       0.89       0.89       0.89        0.89
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(13) (%)                            0.00       0.95       0.35       1.00       1.00        0.00
------------------------------------------------------------------------------------------------------
Other expenses(11) (%)                  0.49       0.19       0.19       0.19       0.19        0.19
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses
(%)                                     1.38       2.03       1.43       2.08       2.08        1.08

                                                   SPECIAL FUND (PRO FORMA COMBINED)(11)
                                                   -------------------------------------
                                       CLASS T    CLASS G    CLASS A    CLASS B    CLASS D    CLASS Z
Management fee(12) (%)                  0.86       0.86       0.86       0.86       0.86       0.86
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
  fees(13) (%)                          0.00       0.95       0.35       1.00       1.00       0.00
-----------------------------------------------------------------------------------------------------
Other expenses(11) (12) ) (%)           0.52       0.47       0.32       0.51       0.48       0.21
-----------------------------------------------------------------------------------------------------
Total annual fund operating
expenses(12) (%)                        1.38       2.28       1.53       2.37       2.34       1.07

---------------
 (7) Each of the Capital Opportunities Fund and the Midcap Growth Fund paid a management fee of 0.75% and an administrative fee of 0.15%.

 (8) The Galaxy Growth Fund II has adopted a plan under Rule 12b-1 to permit it to pay distribution and service fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B shares, but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year. The 12b-1 fee is comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services.

 (9) The Capital Opportunities Fund and the Midcap Growth Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and up to 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes.

     The Capital Opportunities Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee shown for Class A shares would be 0.25% and total annual fund operating expenses shown for Class A shares would be 1.46%. This arrangement may be modified or terminated by the distributor at any time.

(10) The Midcap Growth Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25%. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If these waivers and reimbursements were reflected in the table, the management fee shown for each share class would be 0.46%, the 12b-1 fee shown for Class A shares would be 0.25% and total annual fund operating expenses shown for Class A, Class B, Class C, Class S and Class Z shares would be 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively. These arrangements may be modified or terminated by the advisor or distributor at any time.

(11) The Special Fund is offering new classes of shares, Class A, Class B, Class D, Class G and Class T shares, in connection with the Acquisitions. Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions. "Other expenses" for Class A, Class B, Class D, Class G and Class T shares are estimated based on actual expenses of the existing shares of the Special Fund.

(12) In connection with the Acquisitions, the Special Fund's advisor has indicated that it will voluntarily waive 0.01%, 0.12%, 0.09% and 0.05% of transfer agency fees related to Class A, Class B, Class D, and Class Z shares. If these waivers were reflected in the table, total annual fund operating expenses shown for Class A, Class B, Class D, and Class Z shares would be 1,42%, 2.25%, 2.25%, and 1.02%, respectively, including the 12b-1 fee waiver for Class A shares described in footnote 13. The advisor has agreed to keep these arrangements in place for one year from the date of the Acquisitions. Thereafter, these arrangements may be modified or terminated by the advisor at any time.

(13) In connection with the Acquisitions, the Special Fund will adopt a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, Class B, Class D and Class G shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class D shares. The annual distribution fee may equal up to 0.10% for Class A shares and up to 0.75% for Class B and Class D shares. Distribution and service fees are paid out of the assets of these classes. With respect to Class G shares, the Fund may charge up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares, but will limit such fees to an aggregate fee of not more than 0.95%. The 12b-1 fee for Class G shares is comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee shown for Class A shares would be 0.25% and total annual fund operating expenses would be 1.42%.

     The number of Acquisitions that occur will affect the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis after the Acquisitions. The tables below present the pro forma combined total Annual Fund Operating Expenses assuming in each case that only one or two, but not all three, of the Acquired Funds approve the Acquisition. In each case, "other expenses" for Class A, Class B, Class D, Class G and Class T shares of the Special Fund have been estimated based on the annual operating expenses of the existing shares of the Special Fund.

     If only the Acquisition of the Galaxy Growth Fund II were to occur, the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                                      SPECIAL FUND
                                                                  (PRO FORMA COMBINED)
                                                                  --------------------
                                                              CLASS T    CLASS G    CLASS Z
Management fee (%)                                             0.90       0.90       0.90
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.00       0.95       0.00
-------------------------------------------------------------------------------------------
Other expenses (%)                                             0.51       0.46       0.20
-------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.41       2.31       1.10

     If only the Acquisition of the Capital Opportunities Fund were to occur, the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                                   SPECIAL FUND
                                                               (PRO FORMA COMBINED)
                                                               --------------------
                                                              CLASS A        CLASS Z
Management fee (%)                                             0.87           0.87
------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.35           0.00
------------------------------------------------------------------------------------
Other expenses (%)                                             0.18           0.21
------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.40           1.08

     If only the Acquisition of the Midcap Growth Fund were to occur, the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                             SPECIAL FUND (PRO FORMA COMBINED)
                                                             ---------------------------------
                                                          CLASS A    CLASS B    CLASS D    CLASS Z
Management fee (%)                                         0.91       0.91       0.91       0.91
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.35       1.00       1.00       0.00
--------------------------------------------------------------------------------------------------
Other expenses (%)                                         0.30       0.50       0.47       0.21
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                   1.56       2.41       2.38       1.12

     If only the Acquisitions of the Galaxy Growth Fund II and the Capital Opportunities Fund were to occur, the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          CLASS T    CLASS G    CLASS A    CLASS Z
Management fee (%)                                         0.86       0.86       0.86       0.86
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00       0.95       0.35       0.00
--------------------------------------------------------------------------------------------------
Other expenses (%)                                         0.52       0.47       0.19       0.20
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                   1.38       2.28       1.40       1.06

     If only the Acquisitions of the Galaxy Growth Fund II and the Midcap Growth Fund were to occur, the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                     SPECIAL FUND (PRO FORMA COMBINED)
                                                     ---------------------------------
                                       CLASS T    CLASS G    CLASS A    CLASS B    CLASS D    CLASS Z
Management fee (%)                      0.89       0.89       0.89       0.89       0.89       0.89
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees
  (%)                                   0.00       0.95       0.35       1.00       1.00       0.00
-----------------------------------------------------------------------------------------------------
Other expenses (%)                      0.52       0.47       0.31       0.51       0.48       0.21
-----------------------------------------------------------------------------------------------------
Total annual fund operating expenses
  (%)                                   1.41       2.31       1.55       2.40       2.37       1.10

     If only the Acquisitions of the Capital Opportunities Fund and the Midcap Growth Fund were to occur, the total Annual Fund Operating Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                             SPECIAL FUND (PRO FORMA COMBINED)
                                                             ---------------------------------
                                                          CLASS A    CLASS B    CLASS D    CLASS Z
Management fee (%)                                         0.87       0.87       0.87       0.87
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.35       1.00       1.00       0.00
--------------------------------------------------------------------------------------------------
Other expenses (%)                                         0.32       0.51       0.48       0.21
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                   1.54       2.38       2.35       1.08

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in your Acquired Fund and the Special Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

     - Class B shares convert to Class A shares after eight years

     - Retail B shares of the Galaxy Growth Fund II purchased prior to January 1, 2001 convert to Retail A shares after six years, and Retail B shares purchased on or after January 1, 2001 convert to Retail A shares after eight years

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
GALAXY GROWTH FUND II
Retail A: did not sell your shares                         $714     $1,007     $1,322      $2,210
--------------------------------------------------------------------------------------------------
Retail B*: did not sell your shares                        $249     $  767     $1,311      $2,317
            sold all your shares at end of period          $749     $1,067     $1,511      $2,317
--------------------------------------------------------------------------------------------------
Retail B+: did not sell your shares                        $249     $  767     $1,311      $2,547
            sold all your shares at end of period          $749     $1,167     $1,611      $2,547
--------------------------------------------------------------------------------------------------
Trust Shares                                               $102     $  318     $  552      $1,225
--------------------------------------------------------------------------------------------------
CAPITAL OPPORTUNITIES FUND
Class A                                                    $725     $1,039     $1,376      $2,325
--------------------------------------------------------------------------------------------------
Class S                                                    $123     $  384     $  665      $1,466
--------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND
Class A                                                    $770     $1,178     $1,610      $2,808
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $272     $  835     $1,425      $2,866
          sold all your shares at end of period            $772     $1,135     $1,625      $2,866
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $272     $  835     $1,425      $3,022
          sold all your shares at end of period            $372     $  835     $1,425      $3,022
--------------------------------------------------------------------------------------------------
Class S                                                    $172     $  533     $  918      $1,998
--------------------------------------------------------------------------------------------------
Class Z                                                    $172     $  533     $  918      $1,998
--------------------------------------------------------------------------------------------------
SPECIAL FUND
Existing Shares                                            $110     $  342     $  593      $1,311
--------------------------------------------------------------------------------------------------

SPECIAL FUND (pro forma combined)
Class A                                                    $722     $1,031     $1,361      $2,294
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $240     $  739     $1,265      $2,497
          sold all your shares at end of period            $740     $1,039     $1,465      $2,497
--------------------------------------------------------------------------------------------------
Class D: did not sell your shares                          $237     $  730     $1,250      $2,676
          sold all your shares at end of period            $337     $  730     $1,250      $2,676
--------------------------------------------------------------------------------------------------
Class G**: did not sell your shares                        $231     $  712     $1,220      $2,389
            sold all your shares at end of period          $731     $1,012     $1,420      $2,389
--------------------------------------------------------------------------------------------------
Class G++: did not sell your shares                        $231     $  712     $1,220      $2,389
            sold all your shares at end of period          $731     $1,112     $1,520      $2,389
--------------------------------------------------------------------------------------------------
Class T                                                    $707     $  987     $1,287      $2,137
--------------------------------------------------------------------------------------------------
Class Z                                                    $109     $  340     $  590      $1,306

---------------
* Retail B shares purchased prior to January 1, 2001.

+ Retail B shares purchased on or after January 1, 2001.

** Class G shares received in exchange for Retail B shares purchased prior to January 1, 2001.

++ Class G shares received in exchange for Retail B shares purchased on or after January 1, 2001.

The pro forma combined Example Expenses detailed above assume that all three Acquisitions occur. The tables below present the pro forma combined Example Expenses assuming in each case that only one or two, but not all three, Acquired Funds approve the Acquisition.

If only the Acquisition of the Galaxy Growth Fund II were to occur, the Example Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
SPECIAL FUND (pro forma combined)
Class G**: did not sell your shares                        $234     $  721     $1,235      $2,420
            sold all your shares at end of period          $734     $1,021     $1,435      $2,420
--------------------------------------------------------------------------------------------------
Class G++: did not sell your shares                        $234     $  721     $1,235      $2,420
            sold all your shares at end of period          $734     $1,121     $1,535      $2,420
--------------------------------------------------------------------------------------------------
Class T                                                    $710     $  996     $1,302      $2,169
--------------------------------------------------------------------------------------------------
Class Z                                                    $112     $  350     $  606      $1,340

If only the Acquisition of the Capital Opportunities Fund were to occur, the Example Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
SPECIAL FUND (pro forma combined)
Class A                                                    $709      $993      $1,297      $2,158
--------------------------------------------------------------------------------------------------
Class Z                                                    $110      $343      $  595      $1,317

If only the Acquisition of the Midcap Growth Fund were to occur, the Example Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
SPECIAL FUND (pro forma combined)
Class A                                                    $725     $1,039     $1,376      $2,325
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $244     $  751     $1,285      $2,536
          sold all your shares at end of period            $744     $1,051     $1,485      $2,536
--------------------------------------------------------------------------------------------------
Class D: did not sell your shares                          $241     $  742     $1,270      $2,716
          sold all your shares at end of period            $341     $  742     $1,270      $2,716
--------------------------------------------------------------------------------------------------
Class Z                                                    $114     $  356     $  617      $1,363

If only the Acquisitions of the Galaxy Growth Fund II and the Capital Opportunities Fund were to occur, the Example Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
SPECIAL FUND (pro forma combined)
Class A                                                    $709     $  993     $1,297      $2,158
--------------------------------------------------------------------------------------------------
Class G**: did not sell your shares                        $231     $  712     $1,220      $2,389
            sold all your shares at end of period          $731     $1,012     $1,420      $2,389
--------------------------------------------------------------------------------------------------
Class G++: did not sell your shares                        $231     $  712     $1,220      $2,389
            sold all your shares at end of period          $731     $1,112     $1,520      $2,389
--------------------------------------------------------------------------------------------------
Class T                                                    $707     $  987     $1,287      $2,137
--------------------------------------------------------------------------------------------------
Class Z                                                    $108     $  337     $  585      $1,294

---------------
** Class G shares received in exchange for Retail B shares purchased prior to January 1, 2001.

++ Class G shares received in exchange for Retail B shares purchased on or after January 1, 2001.

If only the Acquisitions of the Galaxy Growth Fund II and the Midcap Growth Fund were to occur, the Example Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
SPECIAL FUND (pro forma combined)
Class A                                                    $724     $1,036     $1,370      $2,314
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $243     $  748     $1,280      $2,525
          sold all your shares at end of period            $743     $1,048     $1,480      $2,525
--------------------------------------------------------------------------------------------------
Class D: did not sell your shares                          $240     $  739     $1,265      $2,706
          sold all your shares at end of period            $340     $  739     $1,265      $2,706
--------------------------------------------------------------------------------------------------
Class G: did not sell your shares                          $234     $  721     $1,235      $2,420
          sold all your shares at end of period            $734     $1,121     $1,535      $2,420
--------------------------------------------------------------------------------------------------
Class T                                                    $710     $  996     $1,302      $2,169
--------------------------------------------------------------------------------------------------
Class Z                                                    $112     $  350     $  606      $1,340

If only the Acquisitions of the Capital Opportunities Fund and the Midcap Growth Fund were to occur, the Example Expenses of the Special Fund on a pro forma combined basis would be as follows:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
SPECIAL FUND (pro forma combined)
Class A                                                    $723     $1,033     $1,366      $2,304
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $241     $  742     $1,270      $2,507
          sold all your shares at end of period            $741     $1,042     $1,470      $2,507
--------------------------------------------------------------------------------------------------
Class D: did not sell your shares                          $238     $  733     $1,255      $2,686
          sold all your shares at end of period            $338     $  733     $1,255      $2,686
--------------------------------------------------------------------------------------------------
Class Z                                                    $110     $  343     $  595      $1,317

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Acquired Funds are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Special Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY GROWTH FUND II, THE CAPITAL OPPORTUNITIES FUND, THE MIDCAP GROWTH FUND AND THE SPECIAL FUND COMPARE?

This table shows the investment goal and principal investment strategies of each Fund.

----------------------------------------------------------------------------------------------------------
                                                                      CAPITAL OPPORTUNITIES
                  GALAXY GROWTH FUND II                                        FUND
----------------------------------------------------------------------------------------------------------
    INVESTMENT GOAL: The Galaxy Growth Fund II seeks    INVESTMENT GOAL: The Capital Opportunities Fund
    capital appreciation. Dividend income, if any, is   seeks long-term growth.
    incidental to capital appreciation.
----------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENT STRATEGIES: The Galaxy Growth  PRINCIPAL INVESTMENT STRATEGIES: The Capital
    Fund II seeks to achieve its investment goal as     Opportunities Fund seeks to achieve its investment
    follows:                                            goal as follows:
    - The Fund normally invests 80% to 90% of its       - The Fund invests primarily in the common stocks
      total assets in the common stock (including         of aggressive growth companies.
      depositary receipts) of U.S. and foreign
      companies that the Fund's advisor believes have   - In selecting investments for the Fund, the
      above-average growth potential.                     investment advisor concentrates on stocks of
                                                          small-cap (stocks with market capitalizations
    - The Fund principally invests in U.S. companies      equal to or lower than the capitalization of the
      with market capitalizations of at least $250        largest stock in the S&P SmallCap 600 Index
      million, although the Fund may invest in            ($3.8 billion as of December 31, 2001)) and
      companies with smaller capitalizations.             mid-cap (stocks with market capitalizations
                                                          equal to or less than the capitalization of the
    - The Fund may invest up to 25% of its total          largest stock in the S&P MidCap 400 Index ($10.4
      assets in the securities of foreign companies,      billion as of December 31, 2001)) companies
      including companies in developing countries.        which it believes have opportunities for growth.
    - The Fund may invest up to 35% of its total        - The Fund may invest up to 25% of its assets in
      assets in other securities, such as convertible     foreign stocks.
      and non-convertible debt securities, preferred
      stock, warrants and money market instruments
----------------------------------------------------------------------------------------------------------

---  ----------------------------------------------------------------------------------------------------------

                     MIDCAP GROWTH FUND                                     SPECIAL FUND
---  ----------------------------------------------------------------------------------------------------------
     INVESTMENT GOAL: The Midcap Growth Fund seeks       INVESTMENT GOAL: The Special Fund seeks capital
     long-term growth.                                   appreciation.
----------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES: The Midcap Growth  PRINCIPAL INVESTMENT STRATEGIES: The Special Fund
     Fund seeks to achieve its investment goal as        seeks to achieve its investment goal as follows:
     follows:
     - Under normal market conditions, the Fund invests  - The Fund expects to invest primarily in the
       at least 80% of its net assets (plus any            stocks of small- and mid- cap companies,
       borrowings for investment purposes) in common       although it may invest in larger companies when
       stocks of mid-cap companies that the Fund's         the Fund's advisor believes they will offer
       investment advisor believes have long-term          comparable capital appreciation opportunities or
       growth potential.                                   to stabilize the portfolio.
     - In selecting investments for the Fund, the        - The Fund may invest in special situations such
       investment advisor considers mid-cap (stocks        as initial public offerings, companies that may
       with market capitalizations equal to or less        benefit from technological or product
       than the capitalization of the largest stock in     developments or new management, and companies
       the S&P MidCap 400 Index ($10.4 billion as of       involved in tender offers, leveraged buy-outs or
       December 31, 2001)) companies that show the         mergers.
       potential to generate and sustain long-term
       earnings growth at above- average rates.          - The Fund may invest in securities convertible
                                                           into or exercisable for stock (including
     - The Fund may invest up to 25% of its assets in      preferred stock, warrants and debentures),
       foreign stocks.                                     certain options and financial futures contracts.
                                                         - The Fund may invest, to a limited extent, in
                                                           foreign securities, including American
                                                           Depositary Receipts.
----------------------------------------------------------------------------------------------------------

     The following highlights the differences in certain investment strategies that the Galaxy Growth Fund II, the Capital Opportunities Fund and the Midcap Growth Fund, on the one hand, and the Special Fund, on the other hand, use to achieve their investment goals:

     - Each of the Acquired Funds may invest up to 25% of its net assets in foreign securities, whereas the Special Fund, although it may invest up to 33 1/3% of its assets in foreign equity securities, generally purchases foreign securities only to "a limited extent."

     - The Special Fund may invest in convertible securities, preferred stock, warrants and debentures, whereas the Capital Opportunities Fund and the Midcap Growth Fund generally do not make such investments.

     - The Midcap Growth Fund invests primarily in mid-cap stocks, whereas the Special Fund invests in small- and mid-cap stocks.

     - The Special Fund may invest in special situations (such as IPOs and companies involved in tender offers, leveraged buy-outs or mergers), whereas the Acquired Funds generally do not make such investments to the same extent.

The investment policies of the Funds are generally similar. The following compares the differences in investment policies to which the Funds are subject:

     - The Galaxy Growth Fund II and the Capital Opportunities Fund may invest all or substantially all of their investable assets in another diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. The Midcap Growth Fund may not invest in other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization. The Special Fund is not restricted from investing in other open-end investment companies, but such investments are not part of its principal investment strategy.

     - The Galaxy Growth Fund II may not purchase or retain securities of an issuer if an officer, trustee, member or director of the Trust or of the advisor owns beneficially more than 1/2 of one percent of the securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of one percent of such securities together own more than five percent of such securities. The other Funds are not subject to this restriction.

For a complete list of each Fund's investment policies, see the Statement of Additional Information of each Fund.

5. WHAT CLASS OF SPECIAL FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

If you own Retail A, Retail B or Trust shares of the Galaxy Growth Fund II, you will receive Class T, Class G or Class Z shares, respectively, of the Special Fund. The shares will have different exchange rights. The shares will bear the same CDSCs upon redemption as your current shares and, in the case of Class G shares, will convert to Class T shares at the same time that your Retail B shares would have converted to Retail A shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares, except that the Special Fund currently does not intend to offer for purchase Class T and Class G shares other than by former Retail A and Retail B shareholders of the Galaxy Growth Fund II. Class Z shares will continue to have no sales charges or 12b-1 fees. In general, Class Z shares may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix G. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Special Fund in connection with the Acquisition of the Galaxy Growth Fund II.

If you own Class A shares of the Capital Opportunities Fund or Class A, B, or Z shares of the Midcap Growth Fund, you will receive the same class of shares of the Special Fund that you currently own in your Acquired Fund. The shares will have the same exchange rights and will bear the same CDSCs upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

If you own Class C shares of the Midcap Growth Fund, you will receive Class D shares of the Special Fund. These shares will have the same exchange rights and will bear the same CDSCs upon redemption. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Unlike your Class C shares, Class D shares of the Special Fund will be subject to a 1.00% initial sales charge on subsequent purchases.

If you own Class S shares of the Capital Opportunities Fund or the Midcap Growth Fund, you will receive Class Z shares of the Special Fund. Class Z shares will continue to have no sales charges or 12b-1 fees. As a Class Z shareholder, you will have the same distribution, purchase and redemption procedures as you do for your current shares, but you will have different exchange rights. In general, Class Z shares may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix G. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Special Fund in connection with the Acquisition of the Capital Opportunities Fund or the Midcap Growth Fund.

For more information on the characteristics of the Merger Shares you will receive, please see the section "Shares You Will Receive" in the Proposal applicable to your Acquired Fund.

Please see Appendix G for more information regarding the Merger Shares.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Acquired Fund is expected to recognize a gain or loss as a result of the Acquisitions.

Immediately prior to the Acquisitions, each Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Acquired Fund shares are expected to carry over to your new shares in the Special Fund.

Please see the section entitled "Federal Income Tax Consequences" for further information on the expected tax consequences of the Acquisitions.

                                   PROPOSAL 1
                    ACQUISITION OF THE GALAXY GROWTH FUND II
                          BY THE COLUMBIA SPECIAL FUND

THE PROPOSAL

     If you are a shareholder of the Galaxy Growth Fund II, you are being asked to approve the Agreement and Plan of Reorganization dated July [ ], 2002, among The Galaxy Trust on behalf of the Galaxy Growth Fund II, the Special Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Galaxy Growth Fund II by the Special Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Special Fund, and how do they compare with those of the Galaxy Growth Fund II?

     The Special Fund is subject to management risk, market risk, equity risk, sector risk and the risks associated with smaller companies, mid-cap companies, special situations (such as IPOs and companies involved in tender offers, leveraged buy-outs or mergers) and foreign securities. The Galaxy Growth Fund II is subject to similar risks, but is not subject to sector risk or the risks associated with mid-cap companies and special situations to the same extent, and may be subject to a greater extent to interest rate risk, credit risk and emerging markets risk. For more information about the principal investment risks of the Special Fund, please see the enclosed Prospectus of the Special Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

     Please see the section "Information Applicable to Proposals 1, 2 and 3" of this combined Prospectus/ Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

     If the Acquisition occurs and you own Retail A, Retail B or Trust Shares of the Galaxy Growth Fund II, you will receive Class T, Class G or Class Z shares, respectively, of the Special Fund. Please see Appendix G for more information on Class T, G and Z shares of the Special Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - The CDSC applicable to redemptions of Class G shares you receive in the Acquisition will depend upon when and how you acquired your Retail B Shares of the Acquired Funds.

      - If you purchased Retail B shares of the Galaxy Growth Fund II prior to January 1, 2001, you will pay a CDSC of 4.00% if you redeem the Class G shares of the Special Fund you receive in the Acquisition during the second year after you purchased the Retail B shares. This CDSC gradually declines to 0% after six years. Class G shares acquired in this manner will convert to Class T shares six years after the purchase date of the Retail B shares you held prior to the Acquisition.

      - If you purchased Retail B shares of the Galaxy Growth Fund II on or after January 1, 2001, you will pay a CDSC of 5.00% if you redeem the Class G shares of the Special Fund you receive in the Acquisition during the first year after you purchased the Retail B Shares. This CDSC gradually declines to 0% after seven years. Class G shares acquired in this manner will convert to Class T shares eight years after the purchase date of the Retail B shares you held prior to the Acquisition.

     - The procedures for purchasing and redeeming your shares will be the same.

     - Your exchange options will change as a result of the Acquisition. Class T shares of the Special Fund may be exchanged for shares of the same class or Class A shares of another fund distributed by LFDI at net asset value. Class G shares of the Special Fund may be exchanged for shares of the same class or Class B shares of another fund distributed by LFDI at net asset value. Class A or Class B shares obtained by exchange of Class T or Class G shares, respectively, may not be re-exchanged for Class T or Class G shares. Class Z shares may be exchanged for Class Z or Class A shares of another fund distributed by LFDI at net asset value.

     - You will have rights generally similar to those you currently have. Please see Appendix H for more information regarding the differences between the Galaxy Growth Fund II and the Special Fund.

     Information concerning the capitalization of each of the Funds is contained in Appendix D.

  Reasons for the Acquisition

     The Trustees of The Galaxy Fund, including all Trustees who are not "interested persons" of The Galaxy Fund, and the Directors of the Special Fund, including all Directors who are not "interested persons" of the Special Fund, have determined that the Acquisition would be in the best interests of the relevant Fund's shareholders and that the interests of existing shareholders in the relevant Fund would not be diluted as a result of the Acquisition. The Trustees and Directors have unanimously approved the Acquisition and the Trustees of The Galaxy Fund recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty, Stein Roe, Galaxy and Columbia Funds groups proposed by Columbia, the parent of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty, Stein Roe, Galaxy and Columbia Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on June 10-11 and June 17, 2002, the following reasons for the Galaxy Growth Fund II to enter into the Acquisition:

     - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Galaxy Growth Fund II.

     - Based on estimated expense ratios as of March 31, 2002, net expenses are expected to remain the same or decrease as a percentage of fund assets.

     - The Acquisition is intended to permit shareholders of the Galaxy Growth Fund II to exchange their investment for an investment in the Special Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Galaxy Growth Fund II shareholder were to redeem his or her shares to invest in another fund, such as the Special Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Galaxy Growth Fund II were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for shareholders of the Galaxy Growth Fund II. After the Acquisition, shareholders may redeem any or all of their Special Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Galaxy Growth Fund II who do not want to become shareholders of the Special Fund could redeem their shares in the Galaxy Growth Fund II in taxable transactions prior to the Acquisition.

     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Special Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for Trust shares of the Galaxy Growth Fund II since it commenced operations, and for the existing shares of the Special Fund for the ten-year period ending December 31, 2001. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's Prospectus and Statement of Additional Information.

                           GALAXY GROWTH FUND II(14)
[Galaxy Growth Fund II Chart]

                                                                         GALAXY GROWTH FUND II
                                                                         ---------------------
1997                                                                             13.92
1998                                                                              1.36
1999                                                                             70.42
2000                                                                              0.15
2001                                                                            -14.70

The Fund's year-to-date total return through June 30, 2002, was [     ]%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +53.66%
Worst quarter: 3rd quarter 2001, -24.28%

---------------
(14) The Galaxy Growth Fund II commenced operations on March 28, 1996, as the Boston 1784 Growth Fund, a separate portfolio of the Boston 1784 Funds (the "Predecessor Fund"). On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares or BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Galaxy Growth Fund II. The returns shown above for periods prior to June 26, 2000, are for the Predecessor Fund.

                                  SPECIAL FUND
[SPECIAL FUND GRAPH]

                                                                             SPECIAL FUND
                                                                             ------------
1992                                                                             13.70
1993                                                                             21.68
1994                                                                              2.29
1995                                                                             29.53
1996                                                                             13.07
1997                                                                             12.64
1998                                                                             16.64
1999                                                                             36.33
2000                                                                             13.84
2001                                                                            -20.98

The Fund's year-to-date total return through June 30, 2002, was [     ]%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +37.43%
Worst quarter: 1st quarter 2001, -20.28%

     The following tables list the Galaxy Growth Fund II's average annual total return for each class of shares for the one-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), and the Special Fund's average annual total return for its existing shares for the one-year, five-year and ten-year periods ending December 31, 2001. These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with the performance of broad-based market indices.

     After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GALAXY GROWTH FUND II(15)(16)

                                                         SINCE RETAIL A
                                                          AND RETAIL B                  SINCE TRUST
                                               1 YEAR    SHARE INCEPTION    5 YEAR    SHARE INCEPTION
Retail A (%)
  Return Before Taxes                          -19.91        -14.43
  Return After Taxes on Distributions          -19.91        -15.58
  Return After Taxes on Distributions and
     Sale of Fund Shares                       -12.12        -11.34
-----------------------------------------------------------------------------------------------------
Retail B (%)                                   -19.77        -13.64
-----------------------------------------------------------------------------------------------------
Trust (%)
  Return Before Taxes                          -14.70                       10.95          12.53
  Return After Taxes on Distributions          -14.70                        7.65           9.59
  Return After Taxes on Distributions and
     Sale of Fund Shares                        -8.95                        8.60          10.06
-----------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                           2.49         -2.37(17)      7.52           8.43(18)
-----------------------------------------------------------------------------------------------------
Russell Midcap Growth Index (%)                -20.15        -26.64(17)      9.02           9.66(18)

---------------
(15) The Galaxy Growth Fund II commenced operations on June 26, 2000, when the Predecessor Fund was reorganized as a new portfolio of The Galaxy Funds. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares or BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A.
     received Trust Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Galaxy Growth Fund II. On June 26, 2001, BKB Shares were converted into Retail A Shares. The Trust Share returns shown above for periods prior to June 26, 2000 are those of the Predecessor Fund.

(16) The Fund has changed its benchmark index to the Russell Midcap Growth Index because companies included in this Index more closely represent the composition of the Fund's investment portfolio than the Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

(17) Index performance information is from June 30, 2000, to December 31, 2001.

(18) Index performance information is from March 31, 1996, to December 31, 2001.

SPECIAL FUND(19)

                                                              1 YEAR    5 YEARS    10 YEARS
Existing Shares (%)
  Return Before Taxes                                         -20.98     10.01      12.82
  Return After Taxes on Distributions                         -21.70      7.20       9.25
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -12.10      7.61       9.33
-------------------------------------------------------------------------------------------
Russell Midcap Index (%)                                       -5.62     11.40      13.58
-------------------------------------------------------------------------------------------
Russell Midcap Growth Index (%)                               -20.15      9.02      11.10

---------------
(19) The Special Fund's returns are compared to the Russell Midcap Index and the Russell Midcap Growth Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

     Class A, B, D, G and T shares of the Special Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Special Fund will be redesignated as Class Z shares at the time of the Acquisitions.

THE TRUSTEES OF THE GALAXY FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1

     Approval of the Agreement and Plan of Reorganization dated July [ ], 2002, among The Galaxy Fund on behalf of the Galaxy Growth Fund II, the Special Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Growth Fund II. A vote of the shareholders of the Special Fund is not needed to approve the Acquisition.

     Although the Trustees are proposing that the Special Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of one or both of the other Acquired Funds. Accordingly, if Galaxy Growth Fund II shareholders approve the acquisition of the Galaxy Growth Fund II, but the Capital Opportunities Fund and/or Midcap Growth Fund shareholders do not approve the acquisition of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 1 will take place as described in this Prospectus/ Proxy Statement.

                                   PROPOSAL 2
            ACQUISITION OF THE STEIN ROE CAPITAL OPPORTUNITIES FUND
                          BY THE COLUMBIA SPECIAL FUND

THE PROPOSAL

     If you are a shareholder of the Capital Opportunities Fund, you are being asked to approve the Agreement and Plan of Reorganization dated July [ ], 2002, among the Investment Trust on behalf of the Capital Opportunities Fund, the Special Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Capital Opportunities Fund by the Special Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Special Fund, and how do they compare with those of the Capital Opportunities Fund?

     The Special Fund is subject to management risk, market risk, equity risk, sector risk and the risks associated with smaller companies, mid-cap companies, special situations (such as IPOs and companies involved in tender offers, leveraged buy-outs or mergers) and foreign securities. The Capital Opportunities Fund is subject to similar risks, but is not subject to sector risk and the risks associated with special situations to the same extent and may be subject to a greater extent to the risks associated with growth stocks. For more information about the principal investment risks of the Special Fund, please see the enclosed Prospectus of the Special Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

     Please see the section "Information Applicable to Proposals 1, 2 and 3" of this combined Prospectus/ Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

     If the Acquisition occurs and you own Class A shares of the Capital Opportunities Fund, you will receive Class A shares of the Special Fund. If you own Class S shares of the Capital Opportunities Fund, you will receive Class Z shares of the Special Fund. Please see Appendix G for more information on Class A and Class Z shares of the Special Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares, to the extent such charges and fees apply.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - If you own Class A shares of the Capital Opportunities Fund, you will have the same exchange options as you currently have.

     - If you own Class S shares of the Capital Opportunities Fund, you will have different exchange rights as a Class Z shareholder of the Special Fund. Whereas Class S shares of the Capital Opportunities Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by LFDI at net asset value.

     - In general, Class Z shares of the Special Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix G. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Special Fund in connection with the Acquisition.

     - You will have rights generally similar to those you currently have. Please see Appendix H for more information regarding the differences between the Capital Opportunities Fund and the Special Fund.

     Information concerning the capitalization of each of the Funds is contained in Appendix D.

  Reasons for the Acquisition

     The Trustees of the Investment Trust, including all Trustees who are not "interested persons" of the Investment Trust, and the Directors of the Special Fund, including all Directors who are not "interested persons" of the Special Fund, have determined that the Acquisition would be in the best interests of the relevant Fund's shareholders and that the interests of existing shareholders in the relevant Fund would not be diluted as a result of the Acquisition. The Trustees and Directors have unanimously approved the Acquisition and the Trustees of the Investment Trust recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/ Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty, Stein Roe, Galaxy and Columbia Funds groups proposed by Columbia, the parent of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty, Stein Roe, Galaxy and Columbia Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on May 7-8, May 21 and June 19, 2002, the following reasons for the Capital Opportunities Fund to enter into the Acquisition:

     - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Capital Opportunities Fund.

     - Based on estimated expense ratios as of March 31, 2002, expenses are expected to remain the same or decrease as a percentage of fund assets.

     - The Acquisition is intended to permit the Capital Opportunities Fund's shareholders to exchange their investment for an investment in the Special Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Capital Opportunities Fund shareholder were to redeem his or her shares to invest in another fund, such as the Special Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Capital Opportunities Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Capital Opportunities Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Special Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Capital Opportunities Fund who do not want to become shareholders of the Special Fund could redeem their shares in the Capital Opportunities Fund in taxable transactions prior to the Acquisition.

     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Special Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ending December 31, 2001, for Class S shares of the Capital Opportunities Fund (the oldest existing share class) and the existing shares of the Special Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's Prospectus and Statement of Additional Information.

                           CAPITAL OPPORTUNITIES FUND
[BAR CHART]

                                                                      CAPITAL OPPORTUNITIES FUND
                                                                      --------------------------
1992                                                                              2.43
1993                                                                             27.52
1994                                                                              0.00
1995                                                                             50.77
1996                                                                             20.39
1997                                                                              6.15
1998                                                                             -1.61
1999                                                                             40.33
2000                                                                            -11.29
2001                                                                            -21.02


The Fund's year-to-date total return through    For period shown in bar chart:
June 30, 2002, was [            ]%              Best quarter: 4th quarter 1999, +43.85%
                                                Worst quarter: 3rd quarter 1998, -25.14%

                                  SPECIAL FUND
[BAR CHART]

                                                                             SPECIAL FUND
                                                                             ------------
1992                                                                             13.70
1993                                                                             21.68
1994                                                                              2.29
1995                                                                             29.53
1996                                                                             13.07
1997                                                                             12.64
1998                                                                             16.64
1999                                                                             36.33
2000                                                                             13.84
2001                                                                            -20.98


The Fund's year-to-date total return through    For period shown in bar chart:
June 30, 2002, was [            ]%              Best quarter: 4th quarter 1999, +37.43%
                                                Worst quarter: 1st quarter 2001, -20.28%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with the performance of a broad-based market index.

     After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CAPITAL OPPORTUNITIES FUND(20)(21)

                                                              1 YEAR    5 YEARS    10 YEARS
Class A (%)
  Return Before Taxes                                         -25.68     -0.72       8.62
  Return After Taxes on Distributions                         -25.68     -2.08       7.73
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -15.64     -0.58       7.26
-------------------------------------------------------------------------------------------
Class S (%)
  Return Before Taxes                                         -21.02      0.53       9.31
  Return After Taxes on Distributions                         -21.02     -0.84       8.41
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -12.80      0.42       7.87
-------------------------------------------------------------------------------------------
S&P MidCap 400 Index (%)                                       -0.62     16.11      15.01

---------------
(20) Class A is a newer class of shares. Its performance includes returns of the Fund's Class S shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class S shares and Class A shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception Class A shares would have been lower. Class A shares were initially offered on July 31, 2000, and Class S shares were initially offered on June 10, 1963.

(21) The Capital Opportunities Fund's returns are compared to the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index"), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

SPECIAL FUND(22)

                                                              1 YEAR    5 YEARS    10 YEARS
Existing Shares (%)
  Return Before Taxes                                         -20.98     10.01      12.82
  Return After Taxes on Distributions                         -21.70      7.20       9.25
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -12.10      7.61       9.33
-------------------------------------------------------------------------------------------
Russell Midcap Index (%)                                       -5.62     11.40      13.58
-------------------------------------------------------------------------------------------
Russell Midcap Growth Index (%)                               -20.15      9.02      11.10

---------------
(22) The Special Fund's returns are compared to the Russell Midcap Index and the Russell Midcap Growth Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

     Class A, B, D, G and T shares of the Special Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Special Fund will be redesignated as Class Z shares at the time of the Acquisitions.

THE TRUSTEES OF THE INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

 Required Vote for Proposal 2

     Approval of the Agreement and Plan of Reorganization dated July [ ], 2002, among the Investment Trust on behalf of the Capital Opportunities Fund, the Special Fund, and Columbia will require the affirmative vote of a majority of the shares of the Capital Opportunities Fund voted. A vote of the shareholders of the Special Fund is not needed to approve the Acquisition.

     Although the Trustees are proposing that the Special Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of one or both of the other Acquired Funds. Accordingly, if Capital Opportunities Fund shareholders approve the acquisition of the Capital Opportunities Fund, but the Galaxy Growth Fund II and/or Midcap Growth Fund shareholders do not approve the acquisition of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 2 will take place as described in this Prospectus/Proxy Statement.

                                   PROPOSAL 3
                 ACQUISITION OF THE LIBERTY MIDCAP GROWTH FUND
                          BY THE COLUMBIA SPECIAL FUND

THE PROPOSAL

     If you are a shareholder of the Midcap Growth Fund, you are being asked to approve the Agreement and Plan of Reorganization dated July [ ], 2002, among the Investment Trust on behalf of the Midcap Growth Fund, the Special Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix C to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Midcap Growth Fund by the Special Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Special Fund, and how do they compare with those of the Midcap Growth Fund?

     The Special Fund is subject to management risk, market risk, equity risk, sector risk and the risks associated with smaller companies, mid-cap companies, special situations (such as IPOs and companies involved in tender offers, leveraged buy-outs or mergers) and foreign securities. The Midcap Growth Fund is subject to similar risks, but is not subject to sector risk and the risks associated with special situations to the same extent and may be subject to a greater extent to the risks associated with growth stocks. For more information about the principal investment risks of the Special Fund, please see the enclosed Prospectus of the Special Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

     Please see the section "Information Applicable to Proposals 1, 2 and 3" of this combined Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

     If the Acquisition occurs and you own Class A, Class B or Class Z shares of the Midcap Growth Fund, you will receive the same class of shares of the Special Fund as you currently own. If you own Class C shares of the Midcap Growth Fund, you will receive Class D shares of the Special Fund. If you own Class S shares of the Midcap Growth Fund, you will receive Class Z shares of the Special Fund. Please see Appendix G for more information on Class A, B, D and Z shares of the Special Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares, to the extent such charges and fees apply, but for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Midcap Growth Fund shares. Although Class D shares will bear an initial sales charge of 1.00%, that sales charge will not apply to the Class D shares you receive in the Acquisition.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - If you own Class A, B, C or Z shares of the Midcap Growth Fund, you will have the same exchange options as you currently have.

     - If you own Class S shares of the Midcap Growth Fund, you will have different exchange rights as a Class Z shareholder of the Special Fund. Whereas Class S shares of the Midcap Growth Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by LFDI at net asset value.

     - In general, Class Z shares of the Special Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix G. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Special Fund in connection with the Acquisition.

     - You will have rights generally similar to those you currently have. Please see Appendix H for more information regarding the differences between the Midcap Growth Fund and the Special Fund.

     Information concerning the capitalization of each of the Funds is contained in Appendix D.

  Reasons for the Acquisition

     The Trustees of the Investment Trust, including all Trustees who are not "interested persons" of the Investment Trust, and the Directors of the Special Fund, including all Directors who are not "interested persons" of the Special Fund, have determined that the Acquisition would be in the best interests of the relevant Fund's shareholders and that the interests of existing shareholders in the relevant Fund would not be diluted as a result of the Acquisition. The Trustees and Directors have unanimously approved the Acquisition and the Trustees of the Investment Trust recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix C to this Prospectus/Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty, Stein Roe, Galaxy and Columbia Funds groups proposed by Columbia, the parent of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty, Stein Roe, Galaxy and Columbia Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on May 7-8, May 21 and June 19, 2002, the following reasons for the Midcap Growth Fund to enter into the Acquisition:

     - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Midcap Growth Fund.

     - Because the Midcap Growth Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the Midcap Growth Fund in the event that its shareholders do not approve the Acquisition.

     - Based on estimated expense ratios as of March 31, 2002, net expenses are expected to remain the same or decrease as a percentage of fund assets.

     - The Acquisition is intended to permit the Midcap Growth Fund's shareholders to exchange their investment for an investment in the Special Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Midcap Growth Fund shareholder were to redeem his or her shares to invest in another fund, such as the Special Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Midcap Growth Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Midcap Growth Fund's sharehold-ers. After the Acquisition, shareholders may redeem any or all of their Special Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Midcap Growth Fund who do not want to become shareholders of the Special Fund could redeem their shares in the Midcap Growth Fund in taxable transactions prior to the Acquisition.

     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Special Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for Class S shares of the Midcap Growth Fund (the oldest existing share class) since that Fund commenced operations and for the existing shares of the Special Fund for the ten-year period ending December 31, 2001. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's Prospectus and Statement of Additional Information.

                               MIDCAP GROWTH FUND
[BAR CHART]

                                                                          MIDCAP GROWTH FUND
                                                                          ------------------
1998                                                                             15.24
1999                                                                             42.73
2000                                                                            -14.06
2001                                                                            -22.43

The Fund's year-to-date total return through June 30, 2002, was [       ]%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +44.10%
Worst quarter: 3rd quarter 2001, -28.02%

                                  SPECIAL FUND
[BAR CHART]

                                                                             SPECIAL FUND
                                                                             ------------
1992                                                                             13.70
1993                                                                             21.68
1994                                                                              2.29
1995                                                                             29.53
1996                                                                             13.07
1997                                                                             12.64
1998                                                                             16.64
1999                                                                             36.33
2000                                                                             13.84
2001                                                                            -20.98

The Fund's year-to-date total return through June 30, 2002, was [       ]%.
For period shown in bar chart:
Best quarter: 4th quarter 1999, +37.43%
Worst quarter: 1st quarter 2001, -20.28%

     The following tables list the Midcap Growth Fund's average annual total return for each class of its shares for the one-year and life-of-the-fund periods (including applicable sales charges), and the Special Fund's average annual total return for its existing shares for the one-year, five-year and ten-year periods ending December 31, 2001. These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with the performance of a broad-based market index.

     After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MIDCAP GROWTH FUND(23)(24)

                                                                        LIFE OF
                                                              1 YEAR    THE FUND
Class A (%)
  Return Before Taxes                                         -27.11      2.74
  Return After Taxes on Distributions                         -27.11      1.48
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -16.51      2.15
--------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                         -27.10      3.48
  Return After Taxes on Distributions                         -27.10      2.20
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -16.50      2.77
--------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                         -23.99      3.84
  Return After Taxes on Distributions                         -23.99      2.58
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -14.61      3.06
--------------------------------------------------------------------------------

                                                                        LIFE OF
                                                              1 YEAR    THE FUND
Class S (%)
  Return Before Taxes                                         -22.42      4.17
  Return After Taxes on Distributions                         -22.42      2.90
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -13.66      3.32
--------------------------------------------------------------------------------
Class Z (%)
  Return Before Taxes                                         -22.50      4.14
  Return After Taxes on Distributions                         -22.50      2.87
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -13.70      3.30
--------------------------------------------------------------------------------
S&P MidCap 400 Index (%)                                       -0.62     14.89(25)

---------------
(23) Class A, Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Fund's Class S shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class S shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000, and Class S shares were initially offered on June 30, 1997.

(24) The Midcap Growth Fund's returns are compared to the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index"), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

(25) Index performance information is from June 30, 1997, to December 31, 2001.

SPECIAL FUND(26)

                                                              1 YEAR    5 YEARS    10 YEARS
Existing Shares (%)
  Return Before Taxes                                         -20.98     10.01      12.82
  Return After Taxes on Distributions                         -21.70      7.20       9.25
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   -12.10      7.61       9.33
-------------------------------------------------------------------------------------------
Russell Midcap Index (%)                                       -5.62     11.40      13.58
-------------------------------------------------------------------------------------------
Russell Midcap Growth Index (%)                               -20.15      9.02      11.10

---------------
(26) The Special Fund's returns are compared to the Russell Midcap Index and the Russell Midcap Growth Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

     Class A, B, D, G and T shares of the Special Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Special Fund will be redesignated as Class Z shares at the time of the Acquisitions.

THE TRUSTEES OF THE INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 3

     Approval of the Agreement and Plan of Reorganization dated July [ ], 2002, among the Investment Trust on behalf of the Midcap Growth Fund, the Special Fund, and Columbia will require the affirmative vote of a majority of the shares of the Midcap Growth Fund voted. A vote of the shareholders of the Special Fund is not needed to approve the Acquisition.

     Although the Trustees are proposing that the Special Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of one or both of the other Acquired Funds. Accordingly, if Midcap Growth Fund shareholders approve the acquisition of the Midcap Growth Fund, but the Capital Opportunities Fund and/or Galaxy Growth Fund II shareholders do not approve the acquisition of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 3 will take place as described in this Prospectus/ Proxy Statement.

                 INFORMATION APPLICABLE TO PROPOSALS 1, 2 AND 3

 General

     Although the Trustees are proposing that the Special Fund acquire each of the Acquired Funds, the Acquisition proposed in each Proposal is not conditioned upon the approval of the Acquisition proposed in any other Proposal. Accordingly, in the event that the shareholders of one Acquired Fund approve the Acquisition but the shareholders of either or both of the other Acquired Funds do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described above.

     Shareholders who object to the Acquisition of their Acquired Fund will not be entitled under Massachusetts law or the Declaration of Trust of The Galaxy Fund or the Investment Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisitions.

     The Special Fund, and each fund in the Columbia Funds family, is organized as an Oregon corporation with a single class of shares. The Special Fund is currently seeking shareholder approval of an amendment to its Articles of Incorporation that would permit the Fund to adopt a multi-class structure, as contemplated herein.

 Terms of the Agreement and Plan of Reorganization

     If approved by the shareholders of each Acquired Fund, the Acquisitions are
expected to occur on or around [          ], 2002, each under a separate
Agreement and Plan of Reorganization. A form of the Agreement and Plan of Reorganization relating to the acquisition of the Galaxy Growth Fund II is attached as Appendix A to this combined Prospectus/Proxy Statement, a form of the Agreement and Plan of Reorganization relating to the acquisition of the Capital Opportunities Fund is attached as Appendix B to this combined Prospectus/Proxy Statement and a form of the Agreement and Plan of Reorganization relating to the acquisition of the Midcap Growth Fund is attached as Appendix C to this combined Prospectus/Proxy Statement. Please review Appendix A, Appendix B and/or Appendix C, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of
Reorganization:

     - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Special Fund in exchange for shares of the Special Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

     - The Acquisitions will occur on the next business day after the time
       (currently scheduled to be 4:00 p.m. Eastern Time on [       ], 2002, or
       such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisitions.

     - The shares of each class of the Special Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

     - After consummation of its Acquisition, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of the Trust and the Directors of the Special Fund that are parties to such Acquisition.

 Federal Income Tax Consequences

     Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Special Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming each such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of the relevant Acquisition;

     - under Section 358 of the Code, the tax basis of the Special Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor;

     - under Section 1223(1) of the Code, your holding period for the Special Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Special Fund as a result of the relevant Acquisition;

     - under Section 362(b) of the Code, the Special Fund's tax basis in the assets that the Special Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Special Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

     Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the Special Fund, The Galaxy Fund and the Investment Trust. None of the opinions is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

     Prior to the closing of each Acquisition, the relevant Acquired Fund will, and the Special Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

     A substantial portion of the portfolio assets of each Acquired Fund may be sold in connection with the Acquisitions. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the relevant Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the relevant Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. If the Acquisitions had occurred on May 31, 2002, the Midcap Growth Fund would have been less likely than the other Acquired Funds to make a capital gain distribution to its shareholders because its realized capital losses (equal to approximately $10 million, including current-year losses and net of current-year gains, as of May 31, 2002) exceeded its pre-Acquisition "built-in" gains (equal to approximately $4 million as of May 31, 2002). Conversely, the Galaxy Growth Fund II and the Capital Opportunities Fund would have been more likely to make capital gains distributions to their respective shareholders because their pre-Acquisition "built-in" gains (equal to approximately $14 million and $26 million, respectively, as of May 31, 2002) exceeded their realized capital losses (equal to approximately $3 million and $18 million, respectively, including current-year losses and net of current-year gains, as of May 31, 2002).

     The Special Fund's ability to carry forward the realized capital losses of the Midcap Growth Fund (equal to approximately $10 million, including current-year losses and net of current-year gains, as of May 31, 2002) and use them to offset future gains of the Special Fund may be limited. A portion of such capital losses may become unavailable for use by the Special Fund. In addition, the Special Fund will be unable to use the Midcap Growth Fund's capital losses to offset the net pre-Acquisition "built-in" gains of the Galaxy Growth Fund II (equal to approximately $14 million as of May 31, 2002) and the Capital Opportunities Fund (equal to approximately $26 million as of May 31, 2002) during the five years following the Acquisitions, although the Midcap Growth Fund's capital losses may be used to offset its own pre-Acquisition "built-in" gains (equal to approximately $4 million as of May 31, 2002). In any event, the Midcap Growth Fund's capital losses that remain available to the Special Fund will offset capital gains accruing after the Acquisitions and thus reduce distributions to a broader group of shareholders than would have been the case absent the Acquisitions. Therefore, in certain circumstances, former shareholders of the Midcap Growth Fund may pay more taxes, or pay taxes sooner, than they would if the Acquisitions did not occur.

     The Special Fund's realized capital losses (equal to approximately $133 million, including current-year losses and net of current-year gains, as of May 31, 2002) cannot be used to offset pre-Acquisition "built-in" gains of the Acquired Funds (equal to approximately $14 million for the Galaxy Growth Fund II, $26 million for the Capital Opportunities Fund, and $4 million for the Midcap Growth Fund, all as of May 31, 2002) during the five years following the Acquisitions, although they may be used to offset the Special Fund's own pre-Acquisition "built-in" gains (equal to approximately $90 million as of May 31, 2002.

     This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

                                    GENERAL

VOTING INFORMATION

     The Trustees of The Galaxy Fund and the Investment Trust are soliciting proxies from the shareholders of the Galaxy Growth Fund II, the Capital Opportunities Fund and the Midcap Growth Fund in connection with the Meeting,
which has been called to be held at [     ] Eastern Time on [            ], at
Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/ Proxy Statement and proxy inserts are
being mailed to shareholders beginning on or about [August   ], 2002.

  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Galaxy Growth Fund II, the Capital Opportunities Fund or the Midcap Growth Fund or by employees or agents of Columbia and its affiliated companies. PROXY ADVANTAGE, a division of PFPC, Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of
$[     ][, which will be paid by Columbia as noted below.]

  Voting Process.  You can vote in any one of the following ways:

     a. By mail, by filling out and returning the enclosed proxy card;

     b. By phone or Internet (see enclosed proxy insert for instructions); or

     c. In person at the Meeting.

     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. Shareholders of the Galaxy Growth Fund II are entitled to cast one vote for each share owned on the record date. Shareholders of the Capital Opportunities Fund and the Midcap Growth Fund are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions to be borne by the Capital Opportunities Fund and the Midcap Growth Fund are approximately $107,124 and $51,817, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by such Funds. In the event that the shareholders of one, two or all three of the Acquired Funds do not approve the Agreement and Plan of Reorganization, or one, two or all three of the Acquisitions do not close for any reason, Columbia will bear the costs, if any, of the Acquisition or Acquisitions which would otherwise have been borne by such Funds.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the applicable Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of your Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of each of the Capital Opportunities Fund and the Midcap Growth Fund, and more than fifty percent (50%) of the shares of the Galaxy Growth Fund II, outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Funds at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. With respect to the Galaxy Growth Fund II, these shares will not be counted as voting in favor of Proposal 1, and therefore they will have the same effect as if they cast votes against Proposal 1. With respect to the Capital Opportunities Fund and the Midcap Growth Fund, these shares will not be counted as having voted, and therefore they will have no effect on Proposal 2 or Proposal 3, as applicable. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisors' and Underwriters' Addresses. The address of the Galaxy Growth Fund II's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of the Capital Opportunities Fund's and the Midcap Growth Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of the Special Fund's investment advisor, Columbia Funds Management Company, is 1300 S.W. Sixth Avenue, Portland, Oregon 97201. The address of the Acquired Funds' principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Special Fund's principal underwriter, PFPC Distributors, Inc., is 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Outstanding Shares and Significant Shareholders. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of August 2, 2002, for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts and the executive officers and Directors of the Special Fund and their shareholdings in the Special Fund.

     Adjournments; Other Business. If any Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1, 2 and 3. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither The Galaxy Fund, the Investment Trust nor the Special Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any Fund or Trust must be received by the relevant Fund in writing a reasonable time before the relevant Fund or Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                           THE GALAXY GROWTH FUND II

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July [ ], 2002, is by and among The Galaxy Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 31, 1986, as amended, on behalf of the Galaxy Growth Fund II (the "Acquired Fund"), a series of the Trust, Columbia Special Fund, Inc., an Oregon corporation (the "Acquiring Fund"), and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class G, Class T and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph
         1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Articles of Incorporation of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus").

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Articles of Incorporation of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on [               ], 2002, or on such other
         date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Special Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended October 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2002;

        (g) Since April 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, $.001 par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospec-tus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of April 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon;

        (b) The Acquiring Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Fund presently consists of a single class of shares of Common Stock, $.01 par value per share. Subject to approval by shareholders of the Acquiring Fund of an amendment to its Articles of Incorporation permitting the issuance of shares in multiple classes, the outstanding shares of the Acquiring Fund at the Closing Date will be divided into Class A shares, Class B shares, Class D shares, Class G shares, Class T shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares, and Class G shares which convert to Class T shares, in each case after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class G, Class T and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Fund and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 (a) The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         (b) The Acquiring Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon an amendment to the Articles of Incorporation of the Acquiring Fund permitting the Acquiring Fund to issue its shares in multiple classes.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied by it under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Stoel Rives LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class G, Class T and Class Z shares of the Acquiring Fund (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Fund shall have received a favorable opinion of [Drinker Biddle & Reath LLP], counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

     7.6 As of the close of business on the fifth business day preceding the Closing Date, the pro forma unrealized gains of the Acquired Fund (giving effect to the transactions contemplated by this Agreement) shall not exceed 103% of the unrealized gains of the Acquiring Fund as of such date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 (a) This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a majority of the outstanding shares of the Acquired Fund at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2(a).

         (b) An amendment to the Articles of Incorporation of the Acquiring Fund permitting the Acquiring Fund to issue its shares in multiple classes shall have been approved by the affirmative vote of a majority of the outstanding shares of the Acquiring Fund at the meeting of shareholders of the Acquiring Fund referred to in paragraph 5.2(b).

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Directors of the Acquiring Fund if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

     8.7 The Trust and the Acquiring Fund shall have received any necessary exemptive relief from the Securities and Exchange Commission with respect to Section 17(a) of the 1940 Act.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Trust. In addition, either the Acquiring Fund or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

     If the transactions contemplated by this Agreement have not been
substantially completed by [          ], 2002, this Agreement shall
automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the authorized officers of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2(a), no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Galaxy Growth Fund II, c/o The Galaxy Funds, 4400 Computer Drive, Westborough, Massachusetts 01581,
Attention: Secretary or to Columbia Special Fund, Inc., c/o Columbia Funds, 1301 S.W. Fifth Avenue, Portland, Oregon 97201, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and a copy of the Articles of Incorporation of the Acquiring Fund is on file with the Secretary of State of the State of Oregon, and notice is hereby given that no trustee, director, officer, agent or employee of either the Trust or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          THE GALAXY FUND

                                          on behalf of Galaxy Growth Fund II
                                          By:
                                             -----------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          COLUMBIA SPECIAL FUND, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                    THE STEIN ROE CAPITAL OPPORTUNITIES FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July [ ], 2002, is by and among Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Capital Opportunities Fund (including Class S and Liberty Capital Opportunities Fund, Class A) (the "Acquired Fund"), a series of the Trust, Columbia Special Fund, Inc., an Oregon corporation (the "Acquiring Fund"), and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Articles of Incorporation of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Articles of Incorporation of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on [          ], 2002, or on such other date
         as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Special Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of changes in net assets and the schedule of investments for the six months ended March 31, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2002;

        (g) Since March 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
            5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon;

        (b) The Acquiring Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Fund presently consists of a single class of shares of Common Stock, $.01 par value per share. Subject to approval by shareholders of the Acquiring Fund of an amendment to its Articles of Incorporation permitting the issuance of shares in multiple classes, the outstanding shares of the Acquiring Fund at the Closing Date will be divided into Class A shares, Class B shares, Class D shares, Class G shares, Class T shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares, and Class G shares which convert to Class T shares, in each case after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
            5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Fund and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 (a) The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         (b) The Acquiring Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon an amendment to the Articles of Incorporation of the Acquiring Fund permitting the Acquiring Fund to issue its shares in multiple classes.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied by it under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Stoel Rives LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class Z shares of the Acquiring Fund (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

     7.6 As of the close of business on the fifth business day preceding the Closing Date, the pro forma unrealized gains of the Acquired Fund (giving effect to the transactions contemplated by this Agreement) shall not exceed 103% of the unrealized gains of the Acquiring Fund as of such date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 (a) This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2(a).

         (b) An amendment to the Articles of Incorporation of the Acquiring Fund permitting the Acquiring Fund to issue its shares in multiple classes shall have been approved by the affirmative vote of a majority of the outstanding shares of the Acquiring Fund at the meeting of shareholders of the Acquiring Fund referred to in paragraph 5.2(b).

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Directors of the Acquiring Fund if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

     8.7 The Trust and the Acquiring Fund shall have received any necessary exemptive relief from the Securities and Exchange Commission with respect to Section 17(a) of the 1940 Act.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Columbia; and (b) as to expenses allocable to the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Fund and fifty percent (50%) by Columbia. In the event that the transactions contemplated herein are not consummated for any reason, Columbia will bear one hundred percent (100%) of the expenses set forth in this paragraph 9.2.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Trust. In addition, either the Acquiring Fund or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been
        substantially completed by [            ], 2002, this Agreement shall
        automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the authorized officers of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the

Acquired Fund pursuant to paragraph 5.2(a), no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary or to Columbia Special Fund, Inc., c/o Columbia Funds, 1301 S.W. Fifth Avenue, Portland, Oregon 97201, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and a copy of the Articles of Incorporation of the Acquiring Fund is on file with the Secretary of State of the State of Oregon, and notice is hereby given that no trustee, director, officer, agent or employee of either the Trust or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS INVESTMENT
                                          TRUST
                                          on behalf of Stein Roe Capital
                                          Opportunities Fund Class S and Liberty
                                          Capital Opportunities Fund Class A

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          COLUMBIA SPECIAL FUND, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                                                      APPENDIX C

                      AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                         THE LIBERTY MIDCAP GROWTH FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July [ ], 2002, is by and among Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Liberty Midcap Growth Fund (including Classes A, B, C and Z and Stein Roe Midcap Growth Fund, Class S) (the "Acquired Fund"), a series of the Trust, Columbia Special Fund, Inc., an Oregon corporation (the "Acquiring Fund"), and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A, Class B, Class D and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and
any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Articles of Incorporation of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Articles of Incorporation of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on [     ], 2002, or on such other date as
         the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Special Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of changes in net assets and the schedule of investments for the six months ended March 31, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2002;

        (g) Since March 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
            5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon;

        (b) The Acquiring Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Fund presently consists of a single class of shares of Common Stock, $.01 par value per share. Subject to approval by shareholders of the Acquiring Fund of an amendment to its Articles of Incorporation permitting the issuance of shares in multiple classes, the outstanding shares of the Acquiring Fund at the Closing Date will be divided into Class A shares, Class B shares, Class D shares, Class G shares, Class T shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares, and Class G shares which convert to Class T shares, in each case after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class D and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
            5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Fund and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 (a) The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         (b) The Acquiring Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon an amendment to the Articles of Incorporation of the Acquiring Fund permitting the Acquiring Fund to issue its shares in multiple classes.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied by it under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Stoel Rives LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A, Class B, Class D and Class Z shares of the Acquiring Fund (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

     7.6 As of the close of business on the fifth business day preceding the Closing Date, the pro forma unrealized gains of the Acquired Fund (giving effect to the transactions contemplated by this Agreement) shall not exceed 103% of the unrealized gains of the Acquiring Fund as of such date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 (a) This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2(a).

         (b) An amendment to the Articles of Incorporation of the Acquiring Fund permitting the Acquiring Fund to issue its shares in multiple classes shall have been approved by the affirmative vote of a majority of the outstanding shares of the Acquiring Fund at the meeting of shareholders of the Acquiring Fund referred to in paragraph 5.2(b).

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Directors of the Acquiring Fund if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

     8.7 The Trust and the Acquiring Fund shall have received any necessary exemptive relief from the Securities and Exchange Commission with respect to Section 17(a) of the 1940 Act.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Columbia; and (b) as to expenses allocable to the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Fund and fifty percent (50%) by Columbia. In the event that the transactions contemplated herein are not consummated for any reason, Columbia will bear one hundred percent (100%) of the expenses set forth in this paragraph 9.2.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Trust. In addition, either the Acquiring Fund or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been
        substantially completed by [               ], 2002, this Agreement shall
        automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the authorized officers of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the

Acquired Fund pursuant to paragraph 5.2(a), no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary or to Columbia Special Fund, Inc., c/o Columbia Funds, 1301 S.W. Fifth Avenue, Portland, Oregon 97201, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and a copy of the Articles of Incorporation of the Acquiring Fund is on file with the Secretary of State of the State of Oregon, and notice is hereby given that no trustee, director, officer, agent or employee of either the Trust or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Liberty Midcap Growth
                                          Fund Classes A, B, C and Z and Stein
                                          Roe Midcap Growth Fund Class S

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          COLUMBIA SPECIAL FUND, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                                                      APPENDIX D

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE GALAXY GROWTH FUND II, THE CAPITAL OPPORTUNITIES FUND AND THE MIDCAP GROWTH FUND

     For each class of each Acquired Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 2, 2002, was as follows:

                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                         CLASS      ENTITLED TO VOTE
----                                        --------    ----------------
GALAXY GROWTH FUND II.....................  Retail A
                                            Retail B
                                             Trust
STEIN ROE FUND............................     A
                                               S
MIDCAP GROWTH FUND........................     A
                                               B
                                               C
                                               S
                                               Z

OWNERSHIP OF SHARES

     As of August 2, 2002, the Investment Trust believes that the Trustees and officers of the Investment Trust, as a group, owned less than one percent of each class of shares of the Capital Opportunities Fund and the Midcap Growth Fund and of the Trust as a whole, The Galaxy Fund believes that the Trustees and officers of The Galaxy Fund, as a group, owned less than one percent of each class of shares of the Galaxy Growth Fund II and of The Galaxy Fund as a whole, and the Special Fund believes that the Directors and officers of the Special Fund, as a group, owned less than one percent of the shares of the Special Fund. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                    NUMBER OF        PERCENTAGE OF
                                                                   OUTSTANDING        OUTSTANDING
                                                                 SHARES OF CLASS    SHARES OF CLASS
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER         OWNED              OWNED
--------------                -------------------------------    ---------------    ---------------
GALAXY GROWTH FUND II
  Retail A..................
  Retail B..................
  Trust Shares..............
CAPITAL OPPORTUNITIES FUND
  Class A...................
  Class S...................
MIDCAP GROWTH FUND
  Class A...................
  Class B...................
  Class C...................
  Class S...................
  Class Z...................

                                                                    NUMBER OF        PERCENTAGE OF
                                                                   OUTSTANDING        OUTSTANDING
                                                                 SHARES OF CLASS    SHARES OF CLASS
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER         OWNED              OWNED
--------------                -------------------------------    ---------------    ---------------
SPECIAL FUND
  Existing Shares...........

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of August 2, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Special Fund upon consummation of the
Acquisition:

                                                                                PERCENTAGE OF
                                                                            OUTSTANDING SHARES OF
                                                                              CLASS OWNED UPON
                                                                               CONSUMMATION OF
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER         ACQUISITION
--------------                           -------------------------------    ---------------------
GALAXY GROWTH FUND II
  Retail A.............................
  Retail B.............................
  Trust Shares.........................
CAPITAL OPPORTUNITIES FUND
  Class A..............................
  Class S..............................
MIDCAP GROWTH FUND
  Class A..............................
  Class B..............................
  Class C..............................
  Class S..............................
  Class Z..............................
SPECIAL FUND
  Existing Shares......................

                                                                      APPENDIX E

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Galaxy Growth Fund II, the Capital Opportunities Fund, the Midcap Growth Fund and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Funds by the Special Fund at net asset value as of that date.

                                                   CAPITAL                                                          SPECIAL FUND
                                GALAXY GROWTH   OPPORTUNITIES     MIDCAP        SPECIAL         PRO FORMA            PRO FORMA
                                   FUND II          FUND        GROWTH FUND       FUND         ADJUSTMENTS         COMBINED(1)(2)
                                -------------   -------------   -----------   ------------   ---------------       --------------
Retail A
Net asset value...............   $35,750,293                                                 $   (35,750,293)
Shares outstanding............     3,914,005                                                      (3,914,005)
Net asset value per share.....   $      9.13

Retail B
Net asset value...............   $   989,514                                                 $      (989,514)
Shares outstanding............       109,794                                                        (109,794)
Net asset value per share.....   $      9.01

Trust Shares
Net asset value...............   $47,676,447                                                 $   (47,676,447)
Shares outstanding............     5,175,885                                                      (5,175,885)
Net asset value per share.....   $      9.21

Class A
Net asset value...............                  $      2,519    $1,366,080                   $        (1,850)(3)    $  1,366,749
Shares outstanding............                           119       141,534                           (67,252)             74,401
Net asset value per share.....                  $      21.25    $     9.52                                          $      18.37

Class B
Net asset value...............                                  $4,294,602                   $        (5,814)(3)    $  4,288,788
Shares outstanding............                                     451,154                          (217,687)            233,467
Net asset value per share.....                                  $     9.52                                          $      18.37

Class C
Net asset value...............                                  $  403,629                   $      (403,629)
Shares outstanding............                                      42,470                           (42,470)
Net asset value per share.....                                  $     9.50

Class D
Net asset value...............                                                               $       403,083(3)     $    403,083
Shares outstanding............                                                                        21,942              21,942
Net asset value per share.....                                                                                      $      18.37

Class G
Net asset value...............                                                               $       989,514        $    989,514
Shares outstanding............                                                                        53,866              53,866
Net asset value per share.....                                                                                      $      18.37

Class S
Net asset value...............                  $275,896,840    $32,197,937                  $  (308,094,777)
Shares outstanding............                    12,912,307     3,325,260                       (16,237,567)
Net asset value per share.....                  $      21.37    $     9.68

                                                   CAPITAL                                                          SPECIAL FUND
                                GALAXY GROWTH   OPPORTUNITIES     MIDCAP        SPECIAL         PRO FORMA            PRO FORMA
                                   FUND II          FUND        GROWTH FUND       FUND         ADJUSTMENTS         COMBINED(1)(2)
                                -------------   -------------   -----------   ------------   ---------------       --------------
Class T
Net asset value...............                                                               $    35,750,293       $   35,750,293
Shares outstanding............                                                                     1,946,124            1,946,124
Net asset value per share.....                                                                                     $        18.37

Class Z
Net asset value...............                                  $   14,726                   $ 1,076,142,348(3)    $1,076,157,074
Shares outstanding............                                       1,522                        58,572,814           58,574,336
Net asset value per share.....                                  $     9.68                                         $        18.37

Existing Shares(4)
Net asset value...............                                                $720,521,855   $  (720,521,855)
Shares outstanding............                                                  39,213,969       (39,213,969)
Net asset value per share.....                                                $      18.37

---------------
(1) Assumes the Acquisitions were consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B, Class D, Class G or Class T shares of the Special Fund outstanding. Retail A, Retail B and Trust Shares of the Galaxy Growth Fund II will be exchanged for Class T, Class G and Class Z shares, respectively, of the Special Fund upon consummation of the Acquisitions; Class A and Class S shares of the Capital Opportunities Fund will be exchanged for Class A and Class Z shares, respectively, of the Special Fund upon consummation of the Acquisitions; and Class A, Class B, Class C, Class S and Class Z shares of the Midcap Growth Fund will be exchanged for Class A, Class B, Class D, Class Z and Class Z shares, respectively, of the Special Fund upon consummation of the Acquisitions.

(3) Adjustment reflect one time proxy, accounting, legal and other costs of the reorganization of $107,124 and $51,817 to be borne by the Capital Opportunities Fund and the Midcap Growth Fund, respectively.

(4) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Galaxy Growth Fund II and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Growth Fund II, but not the Capital Opportunities Fund and not the Midcap Growth Fund, by the Special Fund at net asset value as of that date.

                                                                                      SPECIAL FUND
                                   GALAXY GROWTH                      PRO FORMA        PRO FORMA
                                      FUND II       SPECIAL FUND     ADJUSTMENTS     COMBINED(1)(2)
                                   -------------    ------------    -------------    --------------
Retail A
Net asset value..................  $  35,750,293                    $ (35,750,293)
Shares outstanding...............      3,914,005                       (3,914,005)
Net asset value per share........  $        9.13

Retail B
Net asset value..................  $     989,514                    $    (989,514)
Shares outstanding...............        109,794                         (109,794)
Net asset value per share........  $        9.01

Trust Shares
Net asset value..................  $  47,676,447                    $ (47,676,447)
Shares outstanding...............      5,175,885                       (5,175,885)
Net asset value per share........  $        9.21

Class G
Net asset value..................                                   $     989,514     $    989,514
Shares outstanding...............                                          53,866           53,866
Net asset value per share........                                                            18.37

Class T
Net asset value..................                                   $  35,750,293     $ 35,750,293
Shares outstanding...............                                       1,946,124        1,946,124
Net asset value per share........                                                     $      18.37

Class Z
Net asset value..................                                   $ 768,198,302     $768,198,302
Shares outstanding...............                                      41,809,312       41,809,312
Net asset value per share........                                                     $      18.37

Existing Shares(3)
Net asset value..................                   $720,521,855    $(720,521,855)
Shares outstanding...............                     39,213,969      (39,213,969)
Net asset value per share........                   $      18.37

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Galaxy Growth Fund II on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class G or Class T shares of the Special Fund outstanding. Retail A, Retail B and Trust Shares of the Galaxy Growth Fund II will be exchanged for Class T, Class G and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition.

(3) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Capital Opportunities Fund and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Capital Opportunities Fund, but not the Galaxy Growth Fund II and not the Midcap Growth Fund, by the Special Fund at net asset value as of that date.

                                     CAPITAL                                         SPECIAL FUND
                                  OPPORTUNITIES                      PRO FORMA        PRO FORMA
                                      FUND         SPECIAL FUND     ADJUSTMENTS     COMBINED(1)(2)
                                  -------------    ------------    -------------    --------------
Class A
Net asset value.................  $      2,519                     $          (1)(3)  $      2,518
Shares outstanding..............           119                               137              256
Net asset value per share.......  $      21.25                                       $      18.37

Class S
Net asset value.................  $275,896,840                     $(275,896,840)
Shares outstanding..............    12,912,307                       (12,912,307)
Net asset value per share.......  $      21.37

Class Z
Net asset value.................                                   $ 996,311,572(3)  $996,311,572
Shares outstanding..............                                      54,227,018       54,227,018
Net asset value per share.......                                                     $      18.37

Existing Shares(4)
Net asset value.................                   $720,521,855    $(720,521,855)
Shares outstanding..............                     39,213,969      (39,213,969)
Net asset value per share.......                   $      18.37

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Capital Opportunities Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class A shares of the Special Fund outstanding. Class A and Class S shares of the Capital Opportunities Fund will be exchanged for Class A and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition.

(3) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $107,124 to be borne by the Capital Opportunities Fund.

(4) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Midcap Growth Fund and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Midcap Growth Fund, but not the Galaxy Growth Fund II and not the Capital Opportunities Fund, by the Special Fund at net asset value as of that date.

                                                                                     SPECIAL FUND
                                       MIDCAP                       PRO FORMA         PRO FORMA
                                     GROWTH FUND   SPECIAL FUND    ADJUSTMENTS      COMBINED(1)(2)
                                     -----------   ------------   -------------     --------------
Class A
Net asset value....................  $ 1,366,080                  $      (1,849)(3)  $  1,364,231
Shares outstanding.................      141,534                        (67,270)           74,264
Net asset value per share..........  $      9.65                                     $      18.37

Class B
Net asset value....................  $ 4,294,602                  $      (5,814)(3)  $  4,288,788
Shares outstanding.................      451,154                       (217,687)          233,467
Net asset value per share..........  $      9.52                                     $      18.37

Class C
Net asset value....................  $   403,629                  $    (403,629)
Shares outstanding.................       42,470                        (42,470)
Net asset value per share..........  $      9.50

Class D
Net asset value....................                               $     403,083(3)   $    403,083
Shares outstanding.................                                      21,942            21,942
Net asset value per share..........                                                  $      18.37

Class S
Net asset value....................  $32,197,937                  $ (32,197,937)
Shares outstanding.................    3,325,260                     (3,325,260)
Net asset value per share..........  $      9.68

Class Z
Net asset value....................  $    14,726                  $ 752,676,184(3)   $752,690,910
Shares outstanding.................        1,522                     40,963,620        40,965,142
Net asset value per share..........  $      9.68                                     $      18.37

Existing Shares(4)
Net asset value....................                $720,521,855   $(720,521,855)
Shares outstanding.................                  39,213,969     (39,213,969)
Net asset value per share..........                $      18.37

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Midcap Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B or Class D shares of the Special Fund outstanding. Class A, Class B, Class C, Class S and Class Z shares of the Midcap Growth Fund will be exchanged for Class A, Class B, Class D, Class Z and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition.

(3) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $51,817 to be borne by the Midcap Growth Fund.

(4) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Galaxy Growth Fund II, the Capital Opportunities Fund and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Growth Fund II and the Capital Opportunities Fund, but not the Midcap Growth Fund, by the Special Fund at net asset value as of that date.

                                                CAPITAL                                          SPECIAL FUND
                            GALAXY GROWTH    OPPORTUNITIES                      PRO FORMA         PRO FORMA
                               FUND II           FUND         SPECIAL FUND     ADJUSTMENTS      COMBINED(1)(2)
                            -------------    -------------    ------------    --------------    --------------
Retail A
Net asset value...........   $35,750,293                                      $  (35,750,293)
Shares outstanding........     3,914,005                                          (3,914,005)
Net asset value per
  share...................   $      9.13
Retail B
Net asset value...........   $   989,514                                      $     (989,514)
Shares outstanding........       109,794                                            (109,794)
Net asset value per
  share...................   $      9.01
Trust Shares
Net asset value...........   $47,676,447                                      $  (47,676,447)
Shares outstanding........     5,175,885                                          (5,175,885)
Net asset value per
  share...................   $      9.21
Class A
Net asset value...........                   $      2,519                     $           (1)(3) $        2,518
Shares outstanding........                            119                                 18               137
Net asset value per
  share...................                   $      21.25                                       $        18.37
Class G
Net asset value...........                                                    $      989,514    $      989,514
Shares outstanding........                                                            53,866            53,866
Net asset value per
  share...................                                                                      $        18.37
Class S
Net asset value...........                   $275,896,840                     $ (275,896,840)
Shares outstanding........                     12,912,307                        (12,912,307)
Net asset value per
  share...................                   $      21.37
Class T
Net asset value...........                                                    $   35,750,293    $   35,750,293
Shares outstanding........                                                         1,946,124         1,946,124
Net asset value per
  share...................                                                                      $        18.37
Class Z
Net asset value...........                                                    $1,043,988,019(3) $1,043,988,019
Shares outstanding........                                                        56,822,361        56,822,361
Net asset value per
  share...................                                                                      $        18.37
Existing Shares(4)
Net asset value...........                                    $720,521,855    $ (720,521,855)
Shares outstanding........                                      39,213,969       (39,213,969)
Net asset value per
  share...................                                    $      18.37

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Galaxy Growth Fund II and the Capital Opportunities Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class G or Class T shares of the Special Fund outstanding. Retail A, Retail B and Trust Shares of the Galaxy Growth Fund II will be exchanged for Class T, Class G and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition. Class A and Class S shares of the Capital Opportunities Fund will be exchanged for Class A and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition.

(3) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $107,124 to be borne by the Capital Opportunities Fund.

(4) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Galaxy Growth Fund II, the Midcap Growth Fund and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Growth Fund II and the Midcap Growth Fund, but not the Capital Opportunities Fund, by the Special Fund at net asset value as of that date.

                                                                                                   SPECIAL FUND
                                  GALAXY GROWTH   MIDCAP GROWTH                    PRO FORMA        PRO FORMA
                                     FUND II          FUND        SPECIAL FUND    ADJUSTMENTS     COMBINED(1)(2)
                                  -------------   -------------   ------------   -------------    --------------
Retail A
Net asset value.................   $35,750,293                                   $ (35,750,293)
Shares outstanding..............     3,914,005                                      (3,914,005)
Net asset value per share.......   $      9.13

Retail B
Net asset value.................   $   989,514                                   $    (989,514)
Shares outstanding..............       109,794                                        (109,794)
Net asset value per share.......   $      9.01

Trust Shares
Net asset value.................   $47,676,447                                   $ (47,676,447)
Shares outstanding..............     5,175,885                                      (5,175,885)
Net asset value per share.......   $      9.21

Class A
Net asset value.................                   $ 1,366,080                   $      (1,849)(3)  $ 1,364,231
Shares outstanding..............                       141,534                         (67,270)          74,264
Net asset value per share.......                   $      9.65                                      $     18.37

Class B
Net asset value.................                   $ 4,294,602                   $      (5,814)(3)  $ 4,288,788
Shares outstanding..............                       451,154                        (217,687)         233,467
Net asset value per share.......                   $      9.52                                      $     18.37

Class C
Net asset value.................                   $   403,629                   $    (403,629)
Shares outstanding..............                        42,470                         (42,470)
Net asset value per share.......                   $      9.50

Class D
Net asset value.................                                                 $     403,083(3)   $   403,083
Shares outstanding..............                                                        21,942           21,942
Net asset value per share.......                                                                    $     18.37

Class G
Net asset value.................                                                 $     989,514      $   989,514
Shares outstanding..............                                                        53,866           53,866
Net asset value per share.......                                                                    $     18.37

Class S
Net asset value.................                   $32,197,937                   $ (32,197,937)
Shares outstanding..............                     3,325,260                      (3,325,260)
Net asset value per share.......                   $      9.68

Class T
Net asset value.................                                                 $  35,750,293      $35,750,293
Shares outstanding..............                                                     1,946,124        1,946,124
Net asset value per share.......                                                                    $     18.37

                                                                                                   SPECIAL FUND
                                  GALAXY GROWTH   MIDCAP GROWTH                    PRO FORMA        PRO FORMA
                                     FUND II          FUND        SPECIAL FUND    ADJUSTMENTS     COMBINED(1)(2)
                                  -------------   -------------   ------------   -------------    --------------
Class Z
Net asset value.................                   $    14,726                   $ 800,352,631(3)  $800,367,357
Shares outstanding..............                         1,522                      43,558,963       43,560,485
Net asset value per share.......                   $      9.68                                     $      18.37

Existing Shares(4)
Net asset value.................                                  $720,521,855   $(720,521,855)
Shares outstanding..............                                    39,213,969     (39,213,969)
Net asset value per share.......                                  $      18.37

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Galaxy Growth Fund II and the Midcap Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B, Class D, Class G or Class T shares of the Special Fund outstanding. Retail A, Retail B and Trust Shares of the Galaxy Growth Fund II will be exchanged for Class T, Class G and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition. Class A, Class B, Class C, Class S and Class Z shares of the Midcap Growth Fund will be exchanged for Class A, Class B, Class D, Class Z and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition.

(3) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $51,817 to be borne by the Midcap Growth Fund.

(4) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Capital Opportunities Fund, the Midcap Growth Fund and the Special Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Capital Opportunities Fund and the Midcap Growth Fund, but not the Galaxy Growth Fund II, by the Special Fund at net asset value as of that date.

                                CAPITAL                                                         SPECIAL FUND
                             OPPORTUNITIES   MIDCAP GROWTH                     PRO FORMA         PRO FORMA
                                 FUND            FUND        SPECIAL FUND     ADJUSTMENTS      COMBINED(1)(2)
                             -------------   -------------   ------------   ---------------    --------------
Class A
Net asset value............  $      2,519     $ 1,366,080                   $        (1,850)(3) $    1,366,749
Shares outstanding.........           119         141,534                           (67,252)           74,401
Net asset value per
  share....................  $      21.25     $      9.65                                      $        18.37

Class B
Net asset value............                   $ 4,294,602                   $        (5,814)(3) $    4,288,788
Shares outstanding.........                       451,154                          (217,687)          233,467
Net asset value per
  share....................                   $      9.52                                      $        18.37

Class C
Net asset value............                   $   403,629                   $      (403,629)
Shares outstanding.........                        42,470                           (42,470)
Net asset value per
  share....................                   $      9.50

Class D
Net asset value............                                                 $       403,083(3) $      403,083
Shares outstanding.........                                                          21,942            21,942
Net asset value per
  share....................                                                                    $        18.37

Class S
Net asset value............  $275,896,840     $32,197,937                   $  (308,094,777)(3)
Shares outstanding.........    12,912,307       3,325,260                       (16,237,567)
Net asset value per
  share....................  $      21.37     $      9.68

Class Z
Net asset value............                   $    14,726                   $ 1,028,465,901(3) $1,028,480,627
Shares outstanding.........                         1,522                        55,976,670        55,978,192
Net asset value per
  share....................                   $      9.68                                      $        18.37

Existing Shares(4)
Net asset value............                                  $720,521,855   $  (720,521,855)
Shares outstanding.........                                    39,213,969       (39,213,969)
Net asset value per
  share....................                                  $      18.37

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Capital Opportunities Fund and the Midcap Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Special Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B or Class D shares of the Special Fund outstanding. Class A and Class S shares of the Capital Opportunities Fund will be exchanged for Class A and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition. Class A, Class B, Class C, Class S and Class Z shares of the Midcap Growth Fund will be exchanged for Class A, Class B, Class D, Class Z and Class Z shares of the Special Fund, respectively, upon consummation of the Acquisition.

(3) Adjustment reflect one time proxy, accounting, legal and other costs of the reorganization of $107,124 and $51,817 to be borne by the Capital Opportunities Fund and the Midcap Growth Fund, respectively.

(4) Existing shares of the Special Fund will be redesignated Class Z shares at the time of the Acquisitions.

                                                                      APPENDIX F

                MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE FOR
                          COLUMBIA SPECIAL FUND, INC.

                             COLUMBIA SPECIAL FUND

PERFORMANCE REFLECTS VOLATILE MARKET

     The year 2001 was challenging for mid-cap growth stocks. Columbia Special Fund returned -20.98% for the 12 months ended December 31. In comparison, the Russell Midcap Index returned -5.62% and the Russell Midcap Growth Index returned -20.15%. Over the long term, the Fund has remained competitive with its benchmarks: on an average annual basis, the Fund has returned 12.82% for the 10 years ended December 31, 2001, while the Russell Midcap and the Russell Midcap Growth indices have returned 13.58% and 11.10%, respectively.

STOCKS UNDER PRESSURE

     A rapid deterioration in the economy placed stocks under pressure for most of 2001. Earnings expectations were continuously downgraded, and companies responded to the slowdown by laying off workers, reducing inventories and cutting capital expenditures. Software valuations were especially hard hit as spending on IT was slashed. More defensive areas, like health care, found favor with investors. As the Fed began cutting rates early in the year, a brief rally in cyclical stocks, such as technology, took place. However, as the economy continued to worsen, sentiment returned toward non-cyclical issues.

     With the economy already on shaky ground, the terrorist attacks of 9/11 only served to exacerbate the decline. Stocks sold off sharply in the following weeks, and an anticipated economic recovery was delayed. However, a surprisingly strong market recovery took place in the fourth quarter, with technology posting some of the largest gains. Considering the significant fiscal and monetary stimulus packages introduced over the course of the year, as well as the progress with the war on terrorism, investors have come to believe that the worst is over and a recovery is on the horizon.

DEFENSIVE ISSUES FIND FAVOR

     In the first half of the year, health care and consumer-related stocks performed well for the Fund. Compared to other sectors, health care is not as sensitive to changes in the economic environment. Also, despite the slowdown, consumers maintained their spending habits and, for a time, helped delay the inevitable recession.

     Early in the second half, we raised the cash position of the Fund and continued to increase our weighting in the health care sector, seeking issues in specialty pharmaceuticals, biotechnology, medical devices, and hospitals and services. We felt these companies would have high earnings visibility and compelling growth prospects in 2002. We also selectively added to technology while reducing our energy holdings.

     We slowly put cash to work in the fourth quarter, adding to technology and retail, areas that we think will experience strong earnings recovery in 2002 as the economy improves. The technology sector rallied in the quarter and was one of the best performing sectors in the period. Holdings in Rational Software, Peoplesoft, Siebel Systems and Veritas Software enhanced the Fund's performance. Toward the end of the quarter, however, we stopped adding to our technology holdings since valuations became expensive after the rally. On a correction or on increased visibility for earnings, we would anticipate adding to our holdings in technology again.

     Though energy was a strong performing sector in 2000, it proved detrimental to the Fund in 2001. We consistently reduced our exposure to this area over the course of the year as prices on oil and natural gas fell due to a decline in demand.

IMPROVED PROSPECTS FOR 2002

     Though the market may be ahead of itself in anticipating a strong recovery in the near-term, we do believe that the economy will find its footing in the coming year and we anticipate a rebound in late 2002.

Richard J. Johnson
Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2001

                                                                                RUSSELL
                                                                     RUSSELL    MIDCAP
                                                            CSF      MIDCAP     GROWTH
                                                           ------    -------    -------
1 Year...................................................  (20.98)%   (5.62)%   (20.15)%
5 Years..................................................   10.01%    11.40%      9.02%
10 Years.................................................   12.82%    13.58%     11.10%

TOP TEN HOLDINGS

% of Net Assets

                                                              12/31/01    6/30/01
                                                              --------    -------
WellPoint Health Networks, Inc..............................    2.5         0.8
Sepracor, Inc...............................................    2.3          --
Caremark Rx, Inc............................................    2.2         1.3
ANDRX Group.................................................    2.2         1.6
Intuit, Inc.................................................    2.1         1.6
MedImmune, Inc..............................................    2.1          --
Boston Scientific Corp......................................    2.1         1.0
HealthSouth Corp............................................    2.0          --
Gemstar-TV Guide International, Inc.........................    1.9         0.5
Martin Marietta Materials, Inc..............................    1.9         1.7

TOP FIVE SECTORS

% of Net Assets

                                                              12/31/01    6/30/01
                                                              --------    -------
Health Care.................................................    35.9       22.1
Consumer Discretionary & Services...........................    26.3       22.1
Technology..................................................    14.5       19.3
Producer Durables...........................................     7.4        4.1
Financial Services..........................................     4.9        5.4

GROWTH OF $10,000 OVER 10 YEARS

                                                 RUSSELL                          RUSSELL
                                      RUSSELL    MIDCAP                RUSSELL    MIDCAP
PERIOD ENDING                CSF      MIDCAP     GROWTH       CSF      MIDCAP     GROWTH
-------------               ------    -------    -------    -------    -------    -------
12/31/91..................    0.00      0.00       0.00     $10,000    $10,000    $10,000
12/31/92..................   13.70     16.34       8.71      11,370     11,634     10,871
12/31/93..................   21.68     14.30      11.19      13,835     13,298     12,087
12/31/94..................    2.29     (2.09)     (2.16)     14,152     13,020     11,826
12/31/95..................   29.53     34.46      33.98      18,331     17,506     15,845
12/31/96..................   13.07     19.00      17.48      20,727     20,833     18,615
12/31/97..................   12.64     29.01      22.54      23,347     26,876     22,810
12/31/98..................   16.64     10.09      17.87      27,231     29,588     26,887
12/31/99..................   36.33     18.23      51.29      37,125     34,982     40,677
12/31/00..................   13.84      8.25     (11.75)     42,263     37,868     35,897
12/31/01..................  (20.98)    (5.62)    (20.15)    $33,398    $35,740    $28,655

                                                                      APPENDIX G

                    INFORMATION APPLICABLE TO MERGER SHARES

             INFORMATION APPLICABLE TO CLASS A, B AND D SHARES ONLY

                              INVESTMENT MINIMUMS

Initial Investment..........................................  $1,000
Subsequent Investments......................................  $   50
Automatic Investment Plan*..................................  $   50
Retirement Plans*...........................................  $   25

---------------
* The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Fund and its shareholders.

  Sales Charges

     You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below.

CHOOSING A SHARE CLASS

     The Funds generally offer three classes of shares in this prospectus -- CLASS A, B and D. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of more than $250,000 but less than $1 million can be made only in Class A or Class D shares. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

     The Small Cap, Equity, Managed Income & Equity and Contrarian Income Funds also offer an additional class of shares, Class I shares, exclusively to certain institutional and high net worth investors. Class I shares are made available through a separate prospectus provided to eligible investors.

CLASS A SHARES

     Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.

                                                                                     % OF
                                                                                   OFFERING
                                                                                     PRICE
                                                      AS A % OF                   RETAINED BY
                                                      THE PUBLIC      AS A %       FINANCIAL
                                                       OFFERING      OF YOUR        ADVISOR
AMOUNT OF PURCHASE                                      PRICE       INVESTMENT       FIRM
------------------                                    ----------    ----------    -----------
Less than $50,000...................................     5.75          6.10          5.00
$50,000 to less than $100,000.......................     4.50          4.71          3.75
$100,000 to less than $250,000......................     3.50          3.63          2.75
$250,000 to less than $500,000......................     2.50          2.56          2.00
$500,000 to less than $1,000,000....................     2.00          2.04          1.75
$1,000,000 or more..................................     0.00          0.00          0.00

     Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

     For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION:

AMOUNT PURCHASED                                              COMMISSION %
----------------                                              ------------
First $3 million............................................      1.00
$3 million to less than $5 million..........................      0.80
$5 million to less than $25 million.........................      0.50
$25 million or more.........................................      0.25

     The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

     There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart above), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES

     Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.00
Through second year.........................................       4.00
Through third year..........................................       3.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Longer than six years.......................................       0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

     You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00
Longer than three years.....................................       0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

     If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS D SHARES

     Your purchases of Class D shares are at Class D's net asset value. Class D shares carry a front-end sales charge of 1.00% and a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class D shares.

                                                              % DEDUCTED WHEN
YEARS AFTER PURCHASE                                          SHARES ARE SOLD
--------------------                                          ---------------
Through first year..........................................       1.00
Longer than one year........................................       0.00

  How to Exchange Shares

     You may exchange your shares of the Columbia Special Fund for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES ONLY

                              INVESTMENT MINIMUMS

Initial Investment..........................................  $1,000
Subsequent Investments......................................  $   50
Automatic Investment Plan*..................................  $   50
Retirement Plan*............................................  $   25

---------------
* The initial investment minimum of $1,000 is waived on these plans.

     Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Liberty may redeem your shares and close your account. Liberty will give you 60 days notice in writing before closing your account.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Fund and its shareholders.

CLASS T SHARES

     Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS T SALES CHARGES

                                                                                     % OF
                                                                                   OFFERING
                                                                                     PRICE
                                                      AS A % OF                   RETAINED BY
                                                      THE PUBLIC      AS A %       FINANCIAL
                                                       OFFERING      OF YOUR        ADVISOR
AMOUNT OF PURCHASE                                      PRICE       INVESTMENT       FIRM
------------------                                    ----------    ----------    -----------
Less than $50,000...................................    [5.75]        [6.01]        [5.00]
$50,000 to less than $100,000.......................    [4.50]        [4.71]        [3.75]
$100,000 to less than $250,000......................    [3.50]        [3.63]        [2.75]
$250,000 to less than $500,000......................    [2.50]        [2.56]        [2.00]
$500,000 to less than $1,000,000....................    [2.00]        [2.04]        [1.75]
$1,000,000 or more..................................    [0.00]        [0.00]        [0.00]

     Class T shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase, unless the shares were sold because of the death or the disability of the shareholder or withdrawn through Liberty's Systematic Withdrawal Plan in an amount that does not annually exceed 12% of the account's value. Subsequent Class T share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

     THERE IS NO SALES CHARGE WHEN YOU BUY CLASS T SHARES IF:

     - YOU BUY SHARES BY REINVESTING YOUR DIVIDENDS AND DISTRIBUTIONS.

     - YOU BUY SHARES WITH MONEY FROM ANOTHER LIBERTY FUND ON WHICH YOU HAVE ALREADY PAID A SALES CHARGE (AS LONG AS YOU BUY THE NEW SHARES WITHIN 90 DAYS AFTER SELLING YOUR OTHER SHARES).

     - YOU ARE AN INVESTMENT PROFESSIONAL WHO PLACES TRADES FOR YOUR CLIENTS AND CHARGES THEM A FEE.

     - YOU BUY SHARES UNDER AN ALL-INCLUSIVE FEE PROGRAM (SOMETIMES CALLED A "WRAP FEE PROGRAM") OFFERED BY A BROKER-DEALER OR OTHER FINANCIAL INSTITUTION.

     - YOU WERE A GALAXY SHAREHOLDER BEFORE DECEMBER 1, 1995.

     - YOU WERE SHAREHOLDER OF THE BOSTON 1784 FUNDS ON THE DATE WHEN THE FUNDS WERE REORGANIZED INTO GALAXY.

[For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                              COMMISSION %
----------------                                              ------------
First $3 million............................................      1.00
$3 million to less than $5 million..........................      0.80
$5 million to less than $25 million.........................      0.50
$25 million or more.........................................      0.25

     The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     For Class T share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.]

REDUCED SALES CHARGES FOR LARGER INVESTMENTS]

     There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES

     Your purchases of Class G shares are at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class G shares as described in the charts below.

     CDSCs for Class G shares received in exchange for Retail B shares of the Galaxy Fund that were purchased prior to January 1, 2001:

CLASS G SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       [5.00]
Through second year.........................................       [4.00]
Through third year..........................................       [3.00]
Through fourth year.........................................       [3.00]
Through fifth year..........................................       [2.00]
Through sixth year..........................................       [1.00]
Longer than six years.......................................       [None]

     CDSCs for Class G shares received in exchange for Retail B shares of the Galaxy Fund that were purchased on or after January 1, 2001:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       [5.00]
Through second year.........................................       [4.00]
Through third year..........................................       [4.00]
Through fourth year.........................................       [4.00]
Through fifth year..........................................       [3.00]
Through sixth year..........................................       [2.00]
Through seventh year........................................       [1.00]
Longer than seven years.....................................       [None]

     Commission to financial advisors is _.__%.

     Class G shares received in exchange for Retail B shares of the Galaxy Fund that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. Class G shares received in exchange for Retail B shares of the Galaxy Fund that were purchased on or after January 1, 2001 will automatically convert to Class T shares eight years after purchase.

  How to Exchange Shares

     You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

                 INFORMATION APPLICABLE TO CLASS Z SHARES ONLY

     Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

     $1,000 minimum initial investment

     - employees (and their family members), directors and certain shareholders connected with the Columbia Funds;

     - any shareholder of a Stein Roe Fund (i) whose shares were redesignated as Class Z shares or who received Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. in exchange for his or her shares in the Stein Roe Fund in connection with a reorganization involving such Stein Roe Fund and the other fund, and (ii) who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

     - any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

     - any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

     - any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

     $100,000 minimum initial investment

     - clients of broker-dealers or registered investment advisors that both recommend the purchase of the Special Fund shares and charge such clients an asset-based fee;

     - any insurance company, trust company or bank purchasing shares for its own account;

     - any endowment, investment company or foundation; and

     - clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

     No minimum initial investment

     - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;

     - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and

     - qualified accounts of financial institutions, including affiliates of Fleet Boston Financial.

     The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

  How to Exchange Shares

     You may exchange Class Z shares of the Fund for Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

           INFORMATION APPLICABLE TO CLASS A, B, D, G, T AND Z SHARES

  How to Buy Shares

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

METHOD                                                    INSTRUCTIONS
------                                                    ------------
Through your financial advisor..........    Your financial advisor can help you
                                            establish your account and buy Fund
                                            shares on your behalf. To receive the
                                            current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of the New
                                            York Stock Exchange (NYSE), usually 4:00
                                            p.m. Eastern time. Your financial
                                            advisor may charge you fees for
                                            executing the purchase for you.
By check (new account)..................    For new accounts send a completed
                                            application and check made payable to
                                            the Fund to the transfer agent, Liberty
                                            Funds Services, Inc., P.O. Box 8081,
                                            Boston, MA 02105-8081.
By check (existing account).............    For existing accounts fill out and
                                            return the additional investment stub
                                            included in your quarterly statement, or
                                            send a letter of instruction including
                                            your Fund name and account number with a
                                            check made payable to the Fund to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02105-8081.
By exchange.............................    You or your financial advisor may
                                            acquire shares for your account by
                                            exchanging shares you own in one fund
                                            for shares of the same class of the Fund
                                            at no additional cost. There may be an
                                            additional charge if exchanging from a
                                            money market fund. To exchange by
                                            telephone, call 1-800-422-3737.
By wire.................................    You may purchase shares by wiring money
                                            from your bank account to your Fund
                                            account. To wire funds to your Fund
                                            account, call 1-800-422-3737 to obtain a
                                            control number and the wiring
                                            instructions.
By electronic funds transfer............    You may purchase shares by
                                            electronically transferring money from
                                            your bank account to your Fund account
                                            by calling 1-800-422-3737. An electronic
                                            funds transfer may take up to two
                                            business days to settle and be
                                            considered in "good form." You must set
                                            up this feature prior to your telephone
                                            request. Be sure to complete the
                                            appropriate section of the application.
Automatic investment plan...............    You can make monthly or quarterly
                                            investments automatically from your bank
                                            account to your Fund account. You can
                                            select a pre-authorized amount to be
                                            sent via electronic funds transfer. Be
                                            sure to complete the appropriate section
                                            of the application for this feature.

METHOD                                                    INSTRUCTIONS
------                                                    ------------
Automated dollar cost averaging.........    You can purchase shares for your account
                                            by exchanging $100 or more each month
                                            from another fund for shares of the same
                                            class of the Fund at no additional cost.
                                            You must have a current balance of at
                                            least $5,000 in the fund the money is
                                            coming from. The designated amount will
                                            be exchanged on the third Tuesday of
                                            each month. Exchanges will continue so
                                            long as your fund balance is sufficient
                                            to complete the transfers. You may
                                            terminate your program or change the
                                            amount of the exchange (subject to the
                                            $100 minimum) by calling 1-800-422-3737.
                                            Be sure to complete the appropriate
                                            section of the account application for
                                            this feature.
By dividend diversification.............    You may automatically invest dividends
                                            distributed by another fund into the
                                            same class of shares of the Fund at no
                                            additional sales charge. To invest your
                                            dividends in the Fund, call
                                            1-800-345-6611.

  How to Sell Shares

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

     When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD                                                    INSTRUCTIONS
------                                                    ------------
Through your financial advisor..........    You may call your financial advisor to
                                            place your sell order. To receive the
                                            current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of regular
                                            trading on the NYSE, usually 4:00 p.m.
                                            Eastern time. Your financial advisor may
                                            charge you fees for executing a
                                            redemption for you.
By exchange.............................    You or your financial advisor may sell
                                            shares by exchanging from a Fund into
                                            the same share class of another fund at
                                            no additional cost. To exchange by
                                            telephone, call 1-800-422-3737.

METHOD                                                    INSTRUCTIONS
------                                                    ------------
By telephone............................    You or your financial advisor may sell
                                            shares by telephone and request that a
                                            check be sent to your address of record
                                            by calling 1-800-422-3737, unless you
                                            have notified the Fund of an address
                                            change within the previous 30 days. The
                                            dollar limit for telephone sales is
                                            $100,000 in a 30-day period. You do not
                                            need to set up this feature in advance
                                            of your call. Certain restrictions apply
                                            to retirement accounts. For details,
                                            call 1-800-345-6611.
By mail.................................    You may send a signed letter of
                                            instruction or stock power form along
                                            with any share certificates to be sold
                                            to the address below. In your letter of
                                            instruction, note the Fund's name, share
                                            class, account number, and the dollar
                                            value or number of shares you wish to
                                            sell. All account owners must sign the
                                            letter, and signatures must be
                                            guaranteed by either a bank, a member
                                            firm of a national stock exchange or
                                            another eligible guarantor institution.
                                            Additional documentation is required for
                                            sales by corporations, agents,
                                            fiduciaries, surviving joint owners and
                                            individual retirement account owners.
                                            For details, call 1-800-345-6611.
                                            Mail your letter of instruction to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02105-8081.
By wire.................................    You may sell shares and request that the
                                            proceeds be wired to your bank. You must
                                            set up this feature prior to your
                                            telephone request. Be sure to complete
                                            the appropriate section of the account
                                            application for this feature.
By systematic withdrawal plan...........    You may automatically sell a specified
                                            dollar amount or percentage of your
                                            account on a monthly, quarterly or
                                            semi-annual basis and have the proceeds
                                            sent to you if your account balance is
                                            at least $5,000. This feature is not
                                            available if you hold your shares in
                                            certificate form. All dividend and
                                            capital gains distributions must be
                                            reinvested. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.
By electronic funds transfer............    You may sell shares and request that the
                                            proceeds be electronically transferred
                                            to your bank. Proceeds may take up to
                                            two business days to be received by your
                                            bank. You must set up this feature prior
                                            to your request. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.

  Fund Policy on Trading of Fund Shares

     The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

  Share Certificates

     Share certificates are not available for Class B, D, G or Z shares. Certificates will be issued for Class A or Class T shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                                                                      APPENDIX H

        COMPARISON OF DIFFERENCES BETWEEN A MASSACHUSETTS BUSINESS TRUST
                           AND AN OREGON CORPORATION

     As series of Massachusetts business trusts, the Galaxy Growth Fund II (a series of The Galaxy Fund), the Capital Opportunities Fund and the Midcap Growth Fund (each a series of the Liberty-Stein Roe Funds Investment Trust and together with The Galaxy Fund, the "Trusts") are subject to the provisions of their respective Trusts' Declarations of Trust and the Bylaws of the Investment Trust and the Code of Regulations of The Galaxy Fund (the "Trusts' Bylaws"). The provisions of the Declarations of Trust and the Trusts' Bylaws differ in some respects from the Columbia Special Fund's Articles of Incorporation, its Bylaws and Chapter 60 of the Oregon Revised Statutes ("ORS"), referred to as the Oregon Business Corporations Act ("OBCA"), which governs Oregon corporations.

     The following is a summary of significant differences between (i) the Columbia Special Fund's Articles of Incorporation, its Bylaws and the OBCA and
(ii) the Declarations of Trust, the Trusts' Bylaws and Massachusetts business trust law. For additional information regarding all of the differences, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Columbia Special Fund at its address listed on the cover of this Prospectus/Proxy Statement or by calling toll-free at 1-800-[426-3750].

     SHAREHOLDER LIABILITY. Under the OBCA, a shareholder of an Oregon corporation who has fully paid the subscription price for his shares generally has no personal liability in excess of his shares. Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of the trust. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the Trusts or the Acquired Funds and require that notice of that disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trusts, the Acquired Funds or the Trusts' Trustees. The Declarations of Trust provide for indemnification out of an Acquired Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Acquired Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered by the Acquired Funds' respective investment advisors to be remote.

     SHAREHOLDER VOTING RIGHTS, INTERESTS AND MEETINGS. The shareholders of the Acquired Funds generally have different and somewhat more limited rights to vote and to call shareholder meetings than shareholders of the Columbia Special Fund.

     The shareholders of each Acquired Fund have the right to vote for the election of trustees. The Declarations of Trust of the Investment Trust does not provide that the shareholders of the Capital Opportunities Fund or the Midcap Growth Fund have the right to call a special meeting of shareholders for that or any other purpose or to vote to remove any Trustees. The Columbia Special Fund's Articles of Incorporation and Bylaws, and the Declaration of Trust of The Galaxy Fund, each give shareholders the right to call a special meeting for the purpose of electing directors or trustees or any other purpose (upon the request of the holders of 10% of the outstanding shares of the Fund) and to remove any directors or trustees. Directors of the Columbia Special Fund may only be removed by the shareholders; a trustee of either Trust may only be removed by the trustees of that Trust.

     In an election of Trustees, the shareholders of all funds that are series of the same trust vote together for a single Board of Trustees for that trust. In an election of directors, the shareholders of each fund vote separately for a board of directors for that fund.

     Neither the Acquired Funds nor the Columbia Special Fund is required to hold annual shareholder meetings for matters such as the election of trustees or directors, although the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), may effectively require that the Acquired Funds or the Columbia Special Fund call special shareholder meetings from time to time.

     The shareholders of an Acquired Fund have the right to vote on a somewhat more limited category of amendments to their Declarations of Trust than the category of amendments to the Columbia Special Fund's Articles of Incorporation on which its shareholders have the right to vote. The Trustees may amend the Declarations of Trust without a shareholder vote to change the Trusts' names, supply any omission, or cure any ambiguous, defective or inconsistent provision.

     The Trustees may amend the Trusts' Bylaws without shareholder consent, but the shareholders may not amend the Trusts' Bylaws. The shareholders or board of directors of the Columbia Special Fund may amend the Fund's Bylaws.

     A termination of the Trusts or any series of the Trusts may be effected by action of the Trustees without shareholder approval. The shareholders of the Columbia Special Fund have the right to vote on a dissolution of the Fund, with a required vote of two-thirds of the outstanding shares (in addition to the vote of a "majority of the outstanding shares" as defined under the 1940 Act).

     The shareholders of the Acquired Funds have the right to vote on a merger, consolidation or share exchange involving the Trusts, with a required vote of a majority of the shares voted for the Capital Opportunities Fund and the Midcap Growth Fund, and a required vote of a majority of the outstanding shares for the Galaxy fund. The shareholders of the Columbia Special Fund have the right to vote on a merger, consolidation, share exchange or sale of all or substantially all assets, with a required vote of a majority of the outstanding shares.

     The shareholders of the Acquired Funds do not have dissenters' rights for these types of extraordinary transactions. The OBCA provides that the shareholders of the Columbia Special Fund have dissenters' rights for these types of extraordinary transactions, although such dissenters' rights may be preempted by the 1940 Act.

     The shareholders of an Acquired Fund may vote together with shareholders of other series of the same Trust on certain matters because of the single Trust structure, whereas the shareholders of the Columbia Special Fund vote separately from the shareholders of other Columbia funds because the funds are separate corporations. Although any such combined voting would be subject to requirements of the 1940 Act as to separate series or class voting rights, the shareholders of all Acquired Funds that are series of the same trusts would still vote together on matters such as the election of trustees or ratification of auditors.

     The Trusts' Declarations of Trust provide that a majority consent is required for a shareholder action taken without a meeting. The Columbia Special Fund's Bylaws provide that unanimous consent is required for a shareholder action taken without a meeting.

     The Declaration of Trust of the Investment Trust provides that a quorum for a shareholder meeting is 30% of the shares entitled to vote at the meeting. The Declaration of Trust of the Galaxy Fund and the Columbia Special Fund's Bylaws provide that a quorum for a shareholder meeting is a majority of the shares entitled to vote at the meeting.

     Shareholders of the Columbia Special Fund and Galaxy Growth Fund II must receive at least ten days' notice of a shareholder meeting, whereas shareholders of the Capital Opportunities Fund and the Midcap Growth Fund must receive only seven days' notice.

     A shareholder of an Acquired Fund may put a voting proxy in place for a duration of up to six months, compared with eleven months for shareholders of the Columbia Special Fund.

     The Columbia Special Fund must make available a list of all shareholders two days after notice of a shareholder meeting. No such requirement is applicable to the Acquired Funds.

---------------

     (1) Pursuant to the 1940 Act, a vote of the "majority of the outstanding shares" of the Fund is equal to a vote of: (A) 67% of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (B) more than 50% of the Fund's outstanding voting securities.

     The Investment Trust's Declaration of Trust specifically disclaims any shareholder right to accounting, partition, or division of assets of the relevant Funds. The Declaration of Trust of The Galaxy Fund specifically disclaims any shareholder right to partition of assets of the relevant Fund. No such disclaimer is present in the Columbia Special Fund's Articles of Incorporation, although Oregon law limits shareholder rights in dissolution of the Columbia Special Fund.

     DIRECTOR/TRUSTEE VOTING RIGHTS, POWERS AND MEETINGS. The required quorum for a meeting of the directors of the Columbia Special Fund and the trustees of the Galaxy Fund is a majority of the directors, whereas the quorum for a meeting of trustees of the Investment Trust is one-third of the trustees.

     The net asset value ("NAV") of a fund is determined on a daily basis using a method chosen by the directors or trustees. The Declarations of Trust offer the trustees of the Acquired Funds guidance in valuing many types of assets held by the Trusts in establishing NAV calculation methods. Directors of the Columbia Special Fund have no specific guidance under the Articles of Incorporation or Bylaws.

     Director vacancies for the Columbia Special Fund are filled by action of either the shareholders, board of directors, or the remaining directors. A trustee vacancy for an Acquired Fund may be filled by action of the current trustees as long as two-thirds of the board of trustees is shareholder-elected.

     Boards of directors or trustees form committees of subgroups of their number to perform certain tasks. Such a committee formed by the directors of the Columbia Special Fund may not take certain actions, including the following: authorizing distributions; approving or proposing to the shareholders any actions which require shareholder approval; filling vacancies on the board or any committees; amending the Fund's articles of incorporation, to the extent directors may do so without shareholder consent; adopting, amending or repealing bylaws; approving a plan of merger not requiring shareholder approval; authorizing or approving reacquisition of shares unless within limits prescribed by the board; generally authorizing or approving the issuance or sale of shares; or determining the designation, rights, preferences, or limitations of any class or series of shares. Trustee committees for the Acquired Funds are not so limited.

     Directors of the Columbia Special Fund and trustees of the Trusts may cause a fund to make loans to, or guarantees for, directors or trustees, respectively. In order for directors of the Columbia Special Fund to take such action, (i) it must be approved by a majority of outstanding shares, or (ii) the board must determine that the loan or guarantee benefits the corporation and must approve the specific loan or guarantee or a general plan authorizing such items. The trustees of the Trusts are not subject to any such explicit restrictions.

     DIVIDENDS. The OBCA imposes certain limitations on distributions in circumstances where the corporation would be unable to pay its debts as they become due in the ordinary course of business, or its total assets would be less than its total liabilities and certain other obligations. No similar limitations are contained in the Trusts' Declarations of Trust.

     DIRECTOR AND TRUSTEE LIABILITY AND INDEMNIFICATION. Under the OBCA and the Columbia Special Fund's Articles of Incorporation, the directors of the Columbia Special Fund are not personally liable for monetary damages for their conduct as directors, but are personally liable for the following: acts in breach of the director's duty of loyalty to the corporation or its shareholders; acts or omissions not in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the corporation; acts which involve intentional misconduct or knowing violation of the law; an unlawful distribution to shareholders; and transactions from which the director derived an improper personal benefit. Under the Trusts' Declarations of Trust, the Trustees are liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct as Trustee.

     Oregon law provides for mandatory indemnification of a corporation's directors against reasonable expenses incurred in connection with a proceeding or claim with respect to which the director is successful in defending. This mandatory indemnification also extends to officers unless a fund's Articles of Incorporation provide otherwise. In addition, the OBCA permits the Columbia Special Fund to include a provision in its Articles of Incorporation providing that it will indemnify an individual made party to a proceeding because the individual is or was an officer or director against liability incurred in the proceeding. [Subject to approval by shareholders of the Columbia Special Fund, the Fund will provide for indemnification of officers and directors for any liability (including obligations to pay a judgment, settlement, penalty, fine and expenses of counsel) incurred in a proceeding provided that such persons

     - acted in good faith,

     - reasonably believed that their conduct was in the best interests of the corporation, or at least not opposed to its vest interests, and

     - in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     No indemnification may be granted if such person is adjudged liable (i) to the Fund in connection with a proceeding by or in right of the Fund or (ii) on the basis that personal benefit was improperly received. In addition, the Fund will reimburse the expenses of an officer or director (or the Fund will pay the expenses) in advance of the final disposition of any proceeding if the person receiving the advance furnishes to the Fund (x) written affirmation of his or her good faith belief that he or she has met the prescribed standard of conduct, and (y) a written undertaking to repay the advance if it is determined that he or she did not meet the standard of conduct.]

     Pursuant to the Declaration of Trust of the Investment Trust, the Trust will indemnify each of its Trustees and officers (including persons serving at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest) against all liabilities and expenses, including reasonably-incurred counsel fees, while in office or thereafter, by reason of the covered person's service as a Trustee or officer. Expenses (excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be paid from time to time by the Trust in advance of the final disposition of any such proceeding if the Trust receive an undertaking by the covered person to repay the amounts if it is later determined that indemnification of such expenses was not authorized by the Declaration of Trust. Such prepayment requires either that (a) the covered person provide security for the undertaking, (b) the Trust be insured against losses arising from the covered person's failure to fulfill the undertaking or (c) a majority of the Trustees who are disinterested persons and who are not "interested persons" within the meaning of the 1940 Act (if a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, determines that there is reason to believe the covered person ultimately will be entitled to indemnification.

     Pursuant to the Declaration of Trust of The Galaxy Fund, Galaxy will indemnify each of its trustees, representatives and employees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonable incurred by such person while in office or thereafter, by reason of the indemnified person's service as a trustee, representative or employee except with respect to any matter as to which such person shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. Expenses may be paid from time to time by Galaxy in advance of the final disposition of any such proceeding if Galaxy receives a written undertaking by the indemnified person to reimburse Galaxy in the event it is subsequently determined that the indemnified person is not entitled to such indemnification.

                           COLUMBIA SPECIAL FUND, INC.

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                [August __], 2002

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Galaxy Growth Fund II, a series of The Galaxy Fund, the Stein Roe Capital Opportunities Fund and the Liberty Midcap Growth Fund, each a series of Liberty-Stein Roe Funds Investment Trust (collectively, the "Acquired Funds"), by the Columbia Special Fund, Inc. (the "Acquiring Fund").

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [August __], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to: the Stein Roe Capital Opportunities Fund or the Liberty Midcap Growth Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-338-2550; the Galaxy Growth Fund II at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, or by calling 1-877-289-4252; and the Columbia Special Fund, Inc., 1301 S.W. Fifth Avenue, Portland, Oregon 97201, or by calling 1-800-547-1707.

                                Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund...   2
II. Financial Statements....................................................   2

I.  Additional Information about the Acquiring Fund and the Acquired Funds.

         Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated February 25, 2002.

II. Financial Statements.

         This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001 of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

         In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required for the Acquisition of the Liberty Midcap Growth Fund because the net asset value of the Liberty Midcap Growth Fund does not exceed 10% of the net asset value of the Acquiring Fund as of [June 30, 2002]. Pro forma financial statements for the Acquisitions of the Galaxy Growth Fund II and the Stein Roe Capital Opportunities Fund are provided on the following pages.

                              GALAXY GROWTH FUND II
                      STEIN ROE CAPITAL OPPORTUNITIES FUND
                                       AND
                              COLUMBIA SPECIAL FUND

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that three possible exchanges described in the next paragraph occurred as of January 1, 2001 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2001 presents the results of operations of the Columbia Special Fund as if the combination with (1) both Acquired Funds, (2) the Galaxy Growth Fund II but not the Stein Roe Capital Opportunities Fund, or (3) the Stein Roe Capital Opportunities Fund but not the Galaxy Growth Fund II, had been consummated at January 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had any of the combinations been consummated at January 1, 2001. These historical statements have been derived from the Galaxy Growth Fund II's, the Stein Roe Capital Opportunities Fund's and the Columbia Special Fund's books and records utilized in calculating daily net asset values at December 31, 2001, and for the twelve-month period then ended.

The pro forma statements give effect to three scenarios: (1) the proposed transfer of all of the assets of the Galaxy Growth Fund II and the Stein Roe Capital Opportunities Fund to the Columbia Special Fund in exchange for the assumption by the Columbia Special Fund of all of the liabilities of the Galaxy Growth Fund II and the Stein Roe Capital Opportunities Fund, and for a number of the Columbia Special Fund's shares equal in value to the value of the net assets of the Galaxy Growth Fund II and the Stein Roe Capital Opportunities Fund transferred to the Columbia Special Fund; (2) the proposed transfer of all of the assets of the Galaxy Growth Fund II, but not the Stein Roe Capital Opportunities Fund, to the Columbia Special Fund in exchange for the assumption by the Columbia Special Fund of all of the liabilities of the Galaxy Growth Fund II, and for a number of the Columbia Special Fund's shares equal in value to the value of the net assets of the Galaxy Growth Fund II transferred to the Columbia Special Fund; and (3) the proposed transfer of all of the assets of the Stein Roe Capital Opportunities Fund, but not the Galaxy Growth Fund II, to the Columbia Special Fund in exchange for the assumption by the Columbia Special Fund of all of the liabilities of the Stein Roe Capital Opportunities Fund, and for a number of the Columbia Special Fund's shares equal in value to the value of the net assets of the Stein Roe Capital Opportunities Fund transferred to the Columbia Special Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Columbia Special Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of any of the funds in carrying out their obligations under the Agreements and Plans of Reorganization.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Galaxy Growth Fund II, the Stein Roe Capital Opportunities Fund and the Columbia Special Fund incorporated by reference in this statement of additional information.


                       Pro Forma Combining Statements of Assets and Liabilities
                                    December 31, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------

                                                                         Stein Roe
                                           Columbia         Galaxy        Capital
                                           Special          Growth     Opportunities        Pro Forma          Pro Forma
                                            Fund           Fund II          Fund           Adjustments          Combined
                                        -------------    ------------   -------------     -------------      --------------
Assets
Investments, at cost                    $ 655,697,866    $ 84,735,850    $ 260,078,799                       $1,000,512,515
                                        -------------    ------------    -------------                       --------------
Investments, at value                   $ 777,606,431    $108,568,840    $ 295,141,825                       $1,181,317,096
Cash                                                -             779          136,960                              137,739
Receivable for:
   Investments sold                        17,746,019               -                -                           17,746,019
   Fund shares sold                           660,389           5,094            7,143                              672,626
   Dividends                                   49,372          22,260           60,920                              132,552
   Interest                                    26,705             424           28,309                              55,438
Expense reimbursement due from Advisor              -          20,702                -                               20,702
Deferred Trustees' compensation plan                -               -            1,366                                1,366
Other assets                                        -               -              250                                  250
                                        -------------    ------------    -------------                       --------------
     Total Assets                         796,088,916     108,618,099      295,376,773                        1,200,083,788
                                        -------------    ------------    -------------                       --------------

Liabilities
Payable for:
   Investments purchased                    2,110,311               -                -                            2,110,311
   Fund shares repurchased                  7,087,477           3,343           68,678                            7,159,498
   Distributions                                    -           6,827                -                                6,827
   Management fee                             606,218          68,189          184,252                              858,659
   Administration fee                               -           6,615           36,869                               43,484
   Bookkeeping fee                                  -               -            9,199                                9,199
   Tranfer agent fee                           53,058           3,300           23,432                               79,790
Deferred Trustees' fee                              -               -            1,366                                1,366
Other liabilities                             160,618          48,385           15,941       238,219 {a}            463,163
                                        -------------    ------------    -------------                       --------------
     Total Liablities                      10,017,682         136,659          339,737                           10,732,297
                                        -------------    ------------    -------------                       --------------
Net Assets                              $ 786,071,234    $108,481,440    $ 295,037,036                       $1,189,351,491
                                        =============    ============    =============                       ==============

Paid in capital                         $ 802,289,792    $ 88,554,026    $ 289,393,307                       $1,180,237,125
Accumulated net investment loss                     -        (733,284)        (570,611)     (238,219){a}         (1,542,114)
Accumulated net realized loss on
  investments and foreign currency
  transactions                           (138,127,123)     (3,172,292)     (28,848,686)                        (170,148,101)
Net unrealized appreciation/
   depreciation oninvestments             121,908,565      23,832,990       35,063,026                          180,804,581
                                        -------------    ------------    --------------                      --------------
Net Assets                              $ 786,071,234    $108,481,440    $ 295,037,036                       $1,189,351,491
                                        =============    ============    =============                       ==============

Net assets - Class A                    $           -    $          -    $       1,838            (1){a}{b}  $        1,837
                                        =============    ============    =============                       ==============
Shares outstanding - Class A                        -               -               86             8 {a}{b}              94
                                        =============    ============    =============                       ==============
Net asset value and redemption
   price per share - Class A            $           -    $          -    $       21.37(a)                    $        19.60
                                        =============    ============    =============                       ==============
Maximum offering price per share -
   Class A (Net asset value/0.9425)     $           -    $          -    $       22.67(b)                    $        20.80
                                        =============    ============    =============                       ==============

Net assets - Retail A                   $           -    $ 41,404,637    $           -   (41,404,637)        $            -
                                        =============    ============    =============                       ==============
Shares outstanding - Retail A                       -       4,081,947                -    (4,081,947)                     -
                                        =============    ============    =============                       ==============
Net asset value and redemption
   price per share - Retail A           $           -    $      10.14    $           -(a)                    $            -
                                        =============    ============    =============                       ==============
Maximum offering price per share -
    Retail A (Net asset value/0.9425)   $           -    $      10.76    $           -(b)                    $            -
                                        =============    ============    =============                       ==============

Net assets - Class T                    $           -    $          -    $           -    41,404,637{b}      $   41,404,637
                                        =============    ============    =============                       ==============
Shares outstanding - Class T                        -               -                -     2,112,481{b}           2,112,481
                                        =============    ============    =============                       ==============
Net asset value and redemption
   price per share - Class T            $           -    $          -    $           -(a)                    $        19.60
                                        =============    ============    =============                       ==============
Maximum offering price per share -
   Class T (Net asset value/0.9425)     $           -    $          -    $           -(b)                    $        20.80
                                        =============    ============    =============                       ==============

Net assets - Retail B                   $           -    $  1,046,995    $           -    (1,046,995)        $            -
                                        =============    ============    =============                       ==============
Shares outstanding - Retail B                       -         104,193                -     (104,193)                      -
                                        =============    ============    =============                       ==============
Net asset value and offering
   price per share - Retail B           $           -    $      10.05(a) $           -                       $            -
                                        =============   =============    =============                       ==============

Net assets - Class G                    $           -   $           -    $           -    1,046,995{b}       $    1,046,995
                                        =============   =============    =============                       ==============
Shares outstanding - Class G                        -               -                -       53,418{b}               53,418
                                        =============   =============    =============                       ==============
Net asset value and offering
   price per share - Class G            $           -   $           -(a) $           -                       $        19.60
                                        =============   =============    =============                       ==============

Net assets - Class S                    $ 786,071,234   $           -    $ 295,035,198 (1,081,106,432){a}{c} $            -
                                        =============   =============    =============                       ==============
Shares outstanding - Class S               40,113,760               -       13,753,409    (53,867,169 (a}{c}              -
                                        =============   =============    =============                       ==============
Net asset value, offering and
   redemption price per share -
   Class S                              $       19.60   $           -    $       21.45                       $            -
                                        =============   =============    =============                       ==============


Net assets - Trust Shares               $           -   $  66,029,808    $           -   (66,029,808 {a}{c}  $            -
                                        =============   =============    =============                       ==============
Shares outstanding - Trust Shares                   -       6,465,264                -    (6,465,264){a}{c}               -
                                        =============   =============    =============                       ==============
Net asset value, offering and redemption
   price per share - Trust Shares       $           -   $       10.21    $           -                       $            -
                                        =============   =============    =============                       ==============

Net assets - Class Z                    $           -   $           -    $           -    1,147,029,1{a}{b)  $1,147,029,117
                                        =============   =============    =============                       ==============
Shares outstanding - Class Z                        -               -                -     58,529,979{a}{b)      58,521,894
                                        =============   =============    =============                       ==============
Net asset value, offering and
   redemption price per share -
   Class Z                              $           -   $           -    $           -                       $        19.60
                                        =============   =============    =============                       ==============


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


{a} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $0, $0 and $107,124 to be borne by Columbia Special Fund, Galaxy Growth Fund II and Stein Roe Capital Opportunities Fund, respectively.
{b} New class shares of the surviving fund transferred at NAV of surviving fund. {c} Class S shares and Trust shares redesignated as class Z shares



                                      PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

                                                                                 STEIN ROE
                                                 COLUMBIA         GALAXY           CAPITAL
                                                 SPECIAL          GROWTH        OPPORTUNITIES       PRO FORMA       PRO FORMA
                                                  FUND            FUND II           FUND            ADJUSTMENTS      COMBINED
                                             -------------     -----------    ----------------     -------------  --------------
Investment Income
Dividends                                    $   1,677,865     $   182,382     $681,642182,382                     $ 12,541,889
Interest                                         3,413,337         320,301             595,277                        4,328,915
                                             -------------     -----------     ---------------                     ------------
   Total Investment Income                       5,091,202         502,683           1,276,919                        6,870,804

Expenses
Management fee                                   7,790,604         861,149           2,507,946        (13,028) {a}   11,146,671
Administration fee                                       -          75,314             503,882       (579,196) {a}            -
Distribution and service fees                            -         126,370                   4         13,175  {b}      139,549
Fund accounting fee                                 37,599          48,481              67,758        (39,411) {c}      114,427
Transfer agent fee                               1,157,971          97,243             782,837        (27,609) {d}    2,010,442
Directors'/Trustees' fee                             8,492           1,532              18,881        (19,905) {e}        9,000
Custody fee                                        76,817           14,245              16,780              -           107,842
Other expenses                                     316,492         121,968             164,938       (303,884) {f}      299,514
                                             -------------    ------------     ---------------                     ------------
   Total Expenses                                9,387,975       1,346,302           4,063,026                       13,827,445
Fees and expenses waived or borne by
  Advisor and Administrator                              -        (216,958)                  -       (165,533) {a}     (382,491)
Fees waived by Distributor - Class A                     -               -                  (1)                              (1)
Fees paid indirectly                               (16,690)              -                   -                          (16,690)
Custody credits earned                                   -               -              (6,213)                          (6,213)
                                             -------------    ------------     ---------------                     -------------
   Net Expenses                                  9,371,285       1,129,344           4,056,812                        13,422,050
                                             -------------    ------------     ---------------                     -------------
   Net Investment Loss                          (4,280,083)       (626,661)         (2,779,893)                       (6,551,246)
                                             -------------    ------------     ---------------                     -------------

Net Realized and Unrealized Gain (Loss)
  on Investments, Futures Contracts &
  Foreign Currency
Net realized gain (loss) on investments
  and futures contracts                       (128,113,140)     (5,359,970)        (55,425,960)                     (188,899,070)
Net realized gain (loss) on foreign
  currency contracts and foreign
  currencies                                             -          (2,339)            312,537                           310,198
                                             -------------    ------------     ---------------                     -------------
Net realized loss                             (128,113,140)     (5,362,309)        (55,113,423)                     (188,588,872)
                                             -------------    ------------     ---------------                     -------------

Net change in unrealized appreciation/
 depreciation on investments, futures
 contracts and foreign currency               (102,084,435)    (13,940,801)        (29,838,407)                     (145,863,643)
                                             -------------    ------------     ---------------                     -------------
   Net Loss                                   (230,197,575)    (19,303,110)        (84,951,830)                     (334,452,515)
                                             -------------    ------------     ---------------                     -------------
Decrease in Net Assets from Operations       $(234,477,658)   $(19,929,771)    $   (87,731,723)                    $(341,003,761)
                                             =============    ============     ===============                     =============


{a} Based upon the contract in effect for the surviving fund.
{b} Liberty structure .
{c} Based on new SSB fee structure.
{d} Based on new fee structure effective 7/1/01.
{e} Based on new Liberty funds structure assuming all mergers occur. {f} Due to economies of scale achieved by merging funds.

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 December 31, 2001 (Unaudited)


                         STEIN ROE
  COLUMBIA    GALAXY      CAPITAL                                                                            STEIN ROE
  SPECIAL    GROWTH II  OPPORTUNITIES                                                COLUMBIA    GALAXY       CAPITAL
    FUND       FUND         FUND                                                      SPECIAL   GROWTH II  OPPORTUNITIES
 SHARES OR    SHARES     SHARES OR  PRO FORMA                                          FUND       FUND         FUND       PRO FORMA
    PAR       OR PAR        PAR     COMBINED                                           VALUE      VALUE        VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS - 96.0%
------------------------------------------------------------------------------------------------------------------------------------
                                              CONSTRUCTION - 1.5%
                                              BUILDING MATERIALS - 1.5%
          -     50,000         -     50,000   Centex Corp.                        $         - $ 2,854,500 $         - $    2,854,500
    323,200          -         -    323,200   Martin Maritta Materials, Inc.       15,061,120           -           -     15,061,120
                                                                                  --------------------------------------------------
                                                                                   15,061,120   2,854,500           -     17,915,620
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              CONSUMER DISCRETIONARY - 9.9%
                                              EDUCATIONAL SERVICES - 1.3%
    121,350          -         -    121,350   Apollo Group, Inc., Class A           5,461,963           -           -      5,461,963
     54,100          -         -     54,100   DeVry, Inc.                           1,539,145           -           -      1,539,145
          -    100,000         -    100,000   DigitalThink, Inc.                            -   1,080,000           -      1,080,000
          -          -    75,000     75,000   Education Management Corp.                    -           -   2,718,750      2,718,750
    194,580          -         -    194,580   SmartForce PLC, ADR                   4,815,855           -           -      4,815,855
                                                                                  --------------------------------------------------
                                                                                   11,816,963   1,080,000   2,718,750     15,615,713
                                                                                  --------------------------------------------------

                                              HOTELS - 0.9%
          -          -   125,000    125,000   Four Seasons Hotels, Inc.                     -           -   5,845,000      5,845,000
          -          -   100,000    100,000   Hotel Reservations Network, Inc.              -           -   4,600,000      4,600,000
                                                                                  --------------------------------------------------
                                                                                            -           -  10,445,000     10,445,000
                                                                                  --------------------------------------------------

                                              LEISURE FACILITIES - 1.9%
          -          -   200,000    200,000   Carnival Corp.                                -           -   5,616,000      5,616,000
    124,700          -         -    124,700   Harrah's Entertainment, Inc.          4,615,147           -           -      4,615,147
    393,690          -         -    393,690   Mattel, Inc.                          6,771,468           -           -      6,771,468
          -          -   275,000    275,000   Steiner Leisure Ltd.                          -           -   5,843,750      5,843,750
                                                                                  --------------------------------------------------
                                                                                   11,386,615           -  11,459,750     22,846,365
                                                                                  --------------------------------------------------

                                              MOTORCYCLE MANUFACTURERS - 0.7%
          -          -   150,000    150,000   Harley-Davidson, Inc.                         -           -   8,146,500      8,146,500
                                                                                  --------------------------------------------------

                                              PERSONAL PRODUCTS - 0.5%
    345,330          -         -    345,330   Dial Corp.                            5,922,410           -           -      5,922,410
                                                                                  --------------------------------------------------

                                              RESTAURANTS - 4.6%
    435,190          -   200,000    635,190   Brinker International, Inc.          12,951,254           -   5,952,000     18,903,254
          -          -   150,000    150,000   Buca, Inc.                                    -           -   2,431,500      2,431,500
          -     75,000         -     75,000   Cheesecake Factory, Inc.                      -   2,607,750           -      2,607,750
    375,600          -         -    375,600   Outback Steakhouse, Inc.             12,864,300           -           -     12,864,300
          -    100,000         -    100,000   P.F. Chang's China Bistro, Inc.               -   4,730,000           -      4,730,000
    270,900          -         -    270,900   TRICON Global Restaurants, Inc.      13,328,280           -           -     13,328,280
                                                                                  --------------------------------------------------
                                                                                   39,143,834   7,337,750   8,383,500     54,865,084
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              FINANCE, INSURANCE & REAL
                                                ESTATE - 6.0%
                                              DEPOSITORY INSTITUTIONS - 0.9%
          -     70,000         -     70,000   Fifth Third Bancorp                           -   4,293,100           -      4,293,100
     82,980          -         -     82,980   M&T Bank Corp.                        6,045,093           -           -      6,045,093
                                                                                  --------------------------------------------------
                                                                                    6,045,093   4,293,100           -     10,338,193
                                                                                  --------------------------------------------------

                                              DIVERSIFIED FINANCIAL
                                                SERVICES - 1.0%
          -          -   125,000    125,000   Investors Financial Services Corp.            -           -   8,276,250      8,276,250
          -          -   100,000    100,000   Raymond James Financial, Inc.                 -           -   3,552,000      3,552,000
                                                                                  --------------------------------------------------
                                                                                            -           -  11,828,250     11,828,250
                                                                                  --------------------------------------------------

                                              INSURANCE CARRIERS - 3.1%
          -          -   125,000    125,000   ACE Ltd.                                      -           -   5,018,750      5,018,750
          -          -   100,000    100,000   Ambac Financial Group, Inc.                   -           -   5,786,000      5,786,000
    150,300          -   150,000    300,300   Arthur J. Gallagher & Co.             5,183,847           -   5,173,500     10,357,347
          -          -   225,000    225,000   Fidelity National Financial, Inc.             -           -   5,580,000      5,580,000
          -          -   150,000    150,000   MGIC Investment Corp.                         -           -   9,258,000      9,258,000
          -     35,000         -     35,000   Midland Co.                                   -   1,533,000           -      1,533,000
                                                                                  --------------------------------------------------
                                                                                    5,183,847   1,533,000  30,816,250     37,533,097
                                                                                  --------------------------------------------------

                                              NON-DEPOSITORY CREDIT
                                                INSTITUTIONS - 0.4%
          -          -   200,000    200,000   Metris Companies, Inc.                        -           -   5,142,000      5,142,000
                                                                                  --------------------------------------------------

                                              REAL ESTATE - 0.6%
          -  1,100,000         -  1,100,000   J.D. Wetherspoon PLC                          -   6,940,137           -      6,940,137
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              MANUFACTURING - 21.8%
                                              APPAREL - 0.1%
          -     15,000         -     15,000   Cintas Corp.                                  -     720,000           -        720,000
                                                                                  --------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 December 31, 2001 (Unaudited)


                         STEIN ROE
  COLUMBIA    GALAXY      CAPITAL                                                                            STEIN ROE
  SPECIAL    GROWTH II  OPPORTUNITIES                                                COLUMBIA    GALAXY       CAPITAL
    FUND       FUND         FUND                                                      SPECIAL   GROWTH II  OPPORTUNITIES
 SHARES OR    SHARES     SHARES OR  PRO FORMA                                          FUND       FUND         FUND       PRO FORMA
    PAR       OR PAR        PAR     COMBINED                                           VALUE      VALUE        VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS - 96.0%
------------------------------------------------------------------------------------------------------------------------------------

                                              CHEMICALS & ALLIED PRODUCTS - 10.4%
    161,900          -         -    161,900   Abgenix, Inc.                         5,446,316           -           -      5,446,316
    241,300          -         -    241,300   ANDRIX Group                         16,989,933           -           -     16,989,933
     98,100     12,500         -    110,600   Barr Laboratories, Inc.               7,785,216     992,000           -      8,777,216
    260,900     25,000         -    285,900   Biovail Corp.                        14,675,625   1,406,250           -     16,081,875
    112,000          -         -    112,000   Cephalon, Inc.                        8,465,520           -           -      8,465,520
     90,700          -         -     90,700   Elan Corp. PLC, ADR                   4,086,942           -                  4,086,942
     86,400     35,000    75,000    196,400   Gilead Sciences, Inc.                 5,678,208   2,300,200   4,929,000     12,907,408
          -          -    75,000     75,000   IDEC Pharmaceuticals Corp.                    -           -   5,169,750      5,169,750
          -     30,000    75,000    105,000   King Pharaceuticals, Inc.                     -   1,263,900   3,159,750      4,423,650
    354,400          -         -    354,400   MedImmune, Inc.                      16,426,440           -           -     16,426,440
    159,800     83,800         -    243,600   Millennium Pharmaceuticals, Inc.      3,916,698   2,053,937           -      5,970,635
    312,500          -         -    312,500   Sepracor, Inc.                       17,831,250           -           -     17,831,250
          -     36,100         -     36,100   Surmodics, Inc.                               -   1,316,206           -      1,316,206
                                                                                  --------------------------------------------------
                                                                                  101,302,148   9,332,493  13,258,500    123,893,141
                                                                                  --------------------------------------------------

                                              ELECTRONIC COMPONENTS  - 3.4%
          -          -   125,000    125,000   CIENA Corp.                                   -           -   1,788,750      1,788,750
          -          -   150,000    150,000   Jabil Circuit, Inc.                           -           -   3,408,000      3,408,000
          -          -    85,000     85,000   L-3 Communications Holdings, Inc.             -           -   7,650,000      7,650,000
          -          -   125,000    125,000   Microchip Technology, Inc.                    -           -   4,842,500      4,842,500
    390,980          -         -    390,980   Solectron Corp.                       4,410,254           -           -      4,410,254
    187,200          -         -    187,200   Synopsys, Inc.                       11,057,904           -           -     11,057,904
          -          -   125,000    125,000   TriQuint Semiconductor, Inc.                  -           -   1,532,500      1,532,500
    634,490          -         -    634,490   United Microelectronics Corp., ADR    6,091,104           -           -      6,091,104
                                                                                  --------------------------------------------------
                                                                                   21,559,262           -  19,221,750     40,781,012
                                                                                  --------------------------------------------------

                                              ELECTRONICS - 0.2%
    111,000          -         -    111,000   Sanmina-SCI Corp.                     2,208,900           -           -      2,208,900
                                                                                  --------------------------------------------------
          -          -
          -          -                        FOOD & KINDRED PRODUCTS - 0.4%
          -     20,000         -     20,000   Dean Foods, Inc.                              -   1,364,000           -      1,364,000
          -          -   150,000    150,000   Pepsi Bottling Group, Inc.                    -           -   3,525,000      3,525,000
                                                                                  --------------------------------------------------
                                                                                            -   1,364,000   3,525,000      4,889,000
                                                                                  --------------------------------------------------

                                              INDUSTRIAL MACHINERY - 0.9%
          -     43,000         -     43,000   Danaher Corp.                                 -   2,593,330           -      2,593,330
                     -   100,000    100,000   Mettler-Toledo International, Inc.            -           -   5,185,000      5,185,000
          -    127,000         -    127,000   Shaw Group, Inc.                              -   2,984,500           -      2,984,500
                                                                                  --------------------------------------------------
                                                                                            -   5,577,830   5,185,000     10,762,830
                                                                                  --------------------------------------------------

                                              MACHINERY & COMPUTER
                                                EQUIPMENT - 0.2%
     63,400          -         -     63,400   Novellus Systems, Inc.                2,501,130           -           -      2,501,130
                                                                                  --------------------------------------------------

                                              MEASURING & ANALYZING
                                                INSTRUMENTS - 1.8%
     40,200          -         -     40,200   Millipore Corp.                       2,440,140           -           -      2,440,140
    260,900          -         -    260,900   Tektronix, Inc.                       6,726,002           -           -      6,726,002
    317,100          -         -    317,100   Waters Corp.                         12,287,625           -           -     12,287,625
                                                                                  --------------------------------------------------
                                                                                   21,453,767           -           -     21,453,767
                                                                                  --------------------------------------------------

                                              MEDICAL PRODUCTS - 3.6%
          -     27,000         -     27,000   CryoLife, Inc.                                -     810,000           -        810,000
          -     52,000         -     52,000   Endocare, Inc.                                -     932,360           -        932,360
    124,668          -   100,000    224,668   Enzon, Inc.                           7,016,315           -   5,628,000     12,644,315
    209,030          -         -    209,030   Genentech, Inc.                      11,339,877           -           -     11,339,877
    117,400          -         -    117,400   Genzyme Corp.                         7,027,564           -           -      7,027,564
          -    106,500         -    106,500   Lumenis Ltd.                                  -   2,098,050           -      2,098,050
          -     90,000         -     90,000   Nexia Biotechnologies, Inc.                   -     256,537           -        256,537
          -     44,000         -     44,000   Protein Design Labs, Inc.                     -   1,443,200           -      1,443,200
          -      5,000         -      5,000   Stryker Corp.                                 -     291,850           -        291,850
          -    104,700         -    104,700   Thoratec Corp.                                -   1,779,900           -      1,779,900
    123,700     30,000         -    153,700   Zimmer Holdings, Inc.                 3,777,798     916,200           -      4,693,998
                                                                                  --------------------------------------------------
                                                                                   29,161,554   8,528,097   5,628,000     43,317,651
                                                                                  --------------------------------------------------

                                              TRANSPORTATION EQUIPMENT - 0.8%
    339,900          -         -    339,900   Gentex Corp.                          9,085,527           -           -      9,085,527
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              MEDIA - 7.3%
                                              BROADCASTING & CABLE - 5.8%
    308,400          -         -    308,400   Adelphia Communications Corp.,        9,615,912           -           -      9,615,912
                                                Class A
          -     75,000         -     75,000   Alliance Atlantis Communications,             -     849,000           -        849,000
                                                Inc., Class B
    166,300          -   200,000    366,300   Cox Radio, Inc., Class A              4,237,324           -   5,096,000      9,333,324
    551,400          -         -    551,400   Gemstar-TV Guide International, Inc. 15,273,780           -           -     15,273,780

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 December 31, 2001 (Unaudited)


                         STEIN ROE
  COLUMBIA    GALAXY      CAPITAL                                                                            STEIN ROE
  SPECIAL    GROWTH II  OPPORTUNITIES                                                COLUMBIA    GALAXY       CAPITAL
    FUND       FUND         FUND                                                      SPECIAL   GROWTH II  OPPORTUNITIES
 SHARES OR    SHARES     SHARES OR  PRO FORMA                                          FUND       FUND         FUND       PRO FORMA
    PAR       OR PAR        PAR     COMBINED                                           VALUE      VALUE        VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS - 96.0%
------------------------------------------------------------------------------------------------------------------------------------
    323,200          -   200,000    523,200   Hispanic Broadcasting Corp.           8,241,600           -   5,100,000     13,341,600
    278,900          -   175,000    453,900   Univision Communications, Inc.,      11,284,294           -   7,080,500     18,364,794
                                                Class A
          -          -   150,000    150,000   XM Satellite Radio Holdings, Inc.,            -           -   2,754,000      2,754,000
                                                Class A
                                                                                  --------------------------------------------------
                                                                                   48,652,910     849,000  20,030,500     69,532,410
                                                                                  --------------------------------------------------

                                              PUBLISHING & PRINTING - 1.5%
          -          -    50,000     50,000   Lexmark International, Inc.                   -           -   2,950,000      2,950,000
    226,700          -         -    226,700   New York Times Co., Class A           9,804,775           -           -      9,804,775
          -          -   125,000    125,000   Tribune Co.                                   -           -   4,678,750      4,678,750
                                                                                  --------------------------------------------------
                                                                                    9,804,775           -   7,628,750     17,433,525
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              MINING & ENERGY - 2.8%
                                              OIL & GAS EXPLORATION - 2.2%
          -          -   110,000    110,000   Apache Corp.                                  -           -   5,486,800      5,486,800
          -          -   150,000    150,000   Devon Energy Corp.                            -           -   5,797,500      5,797,500
     87,100          -         -     87,100   Nabors Industries, Inc.               2,990,143           -           -      2,990,143
          -     45,000         -     45,000   Noble Drilling Corp.                          -   1,531,800           -      1,531,800
          -    150,000         -    150,000   Ocean Energy, Inc.                            -   2,880,000           -      2,880,000
          -    150,000         -    150,000   PetroQuest Energy, Inc.                       -     798,000           -        798,000
          -    217,500         -    217,500   Remington Oil & Gas Corp.                     -   3,762,750           -      3,762,750
     69,250          -         -     69,250   Transocean Sedco Forex, Inc.          2,342,035           -           -      2,342,035
          -    200,000         -    200,000   Ultra Petroleum Corp.                         -   1,218,000           -      1,218,000
                                                                                  --------------------------------------------------
                                                                                    5,332,178  10,190,550  11,284,300     26,807,028
                                                                                  --------------------------------------------------
                                              OIL & GAS FIELD SERVICES - 0.6%
          -          -   150,000    150,000   BJ Services Co.                               -           -   4,867,500      4,867,500
     86,400          -         -     86,400   Hanover Compressor Co.                2,182,464           -           -      2,182,464
                                                                                  --------------------------------------------------
                                                                                    2,182,464           -   4,867,500      7,049,964
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              RETAIL - 7.8%
                                              APPAREL & ACCESSORY STORES - 2.2%
    216,300          -         -    216,300   Abercrombie & Fitch Co., Class A      5,738,439           -           -      5,738,439
    357,700          -         -    357,700   Intimate Brands, Inc.                 5,315,422           -           -      5,315,422
    570,360          -         -    570,360   Limited, Inc.                         8,395,699           -           -      8,395,699
    175,000          -         -    175,000   Talbots, Inc.                         6,343,750           -           -      6,343,750
                                                                                  --------------------------------------------------
                                                                                   25,793,310           -           -     25,793,310
                                                                                  --------------------------------------------------

                                              GENERAL MERCHANDISE STORES - 3.3%
    192,000          -         -    192,000   Costco Wholesale Corp.                8,520,960           -           -      8,520,960
    361,060    225,000         -    586,060   Dollar Tree Stores, Inc.             11,160,365   6,954,750           -     18,115,115
          -          -   175,000    175,000   Kohl's Corp.                                  -           -  12,327,000     12,327,000
                                                                                  --------------------------------------------------
                                                                                   19,681,325   6,954,750  12,327,000     38,963,075
                                                                                  --------------------------------------------------

                                              SPECIALITY STORES - 2.3%
          -     60,000   275,000    335,000   Bed Bath & Beyond, Inc.                       -   2,034,000   9,322,500     11,356,500
          -          -   100,000    100,000   Coach, Inc.                                   -           -   3,898,000      3,898,000
          -          -   200,000    200,000   Tiffany & Co.                                 -           -   6,294,000      6,294,000
    295,420          -         -    295,420   Toys "R" Us, Inc.                     6,127,011           -           -      6,127,011
                                                                                  --------------------------------------------------
                                                                                    6,127,011   2,034,000  19,514,500     27,675,511
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              SERVICES - 28.9%
                                              BUSINESS SERVICES - 5.2%
    167,930          -         -    167,930   ChoicePoint, Inc.                     8,512,372           -           -      8,512,372
    121,590          -         -    121,590   DST Systems, Inc.                     6,061,262           -           -      6,061,262
          -          -   200,000    200,000   Fiserv, Inc.                                  -           -   8,464,000      8,464,000
    161,100          -         -    161,100   Jack Henry & Associates, Inc.         3,518,424           -           -      3,518,424
    195,600          -         -    195,600   Moody's Corp.                         7,796,616           -           -      7,796,616
    197,100          -         -    197,100   Robert Haft International, Inc.       5,262,570           -           -      5,262,570
    347,150          -         -    347,150   SunGard Data Systems, Inc.           10,043,050           -           -     10,043,050
     91,530          -         -     91,530   TMP Worldwide, Inc.                   3,926,637           -           -      3,926,637
    226,500          -         -    226,500   Valassis Communications, Inc.         8,067,930           -           -      8,067,930
                                                                                  --------------------------------------------------
                                                                                   53,188,861           -   8,464,000     61,652,861
                                                                                  --------------------------------------------------

                                              COMPUTER RELATED SERVICES - 3.1%
          -     46,200         -     46,200   Brocade Communications Systems, Inc.          -   1,530,144           -      1,530,144
    254,900          -         -    254,900   Cadence Design Systems, Inc.          5,587,408           -           -      5,587,408
     97,700     91,400         -    189,100   Emulex Corp.                          3,860,127   3,611,214           -      7,471,341
          -          -    75,000     75,000   Internet Security Solutions, Inc.             -           -   2,393,250      2,393,250
          -    129,500         -    129,500   McData Corp., Class A                         -   3,172,750           -      3,172,750
    335,800          -         -    335,800   Network Appliance, Inc.               7,343,946           -           -      7,343,946
    168,100          -         -    168,100   Networks Associates, Inc.             4,345,385           -           -      4,345,385
     79,650     40,000         -    119,650   Siebel Systems, Inc.                  2,228,607   1,119,200           -      3,347,807
          -     35,000         -     35,000   VeriSign, Inc.                                -   1,331,400           -      1,331,400
                                                                                  --------------------------------------------------
                                                                                   23,365,473  10,764,708   2,393,250     36,523,431
                                                                                  --------------------------------------------------


PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 December 31, 2001 (Unaudited)


                         STEIN ROE
  COLUMBIA    GALAXY      CAPITAL                                                                            STEIN ROE
  SPECIAL    GROWTH II  OPPORTUNITIES                                                COLUMBIA    GALAXY       CAPITAL
    FUND       FUND         FUND                                                      SPECIAL   GROWTH II  OPPORTUNITIES
 SHARES OR    SHARES     SHARES OR  PRO FORMA                                          FUND       FUND         FUND       PRO FORMA
    PAR       OR PAR        PAR     COMBINED                                           VALUE      VALUE        VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS - 96.0%
------------------------------------------------------------------------------------------------------------------------------------
                                              COMPUTER SOFTWARE - 5.4%
          -          -   100,000    100,000   Aspen Technology, Inc.                        -           -   1,680,000      1,680,000
    113,390          -         -    113,390   Check Point Software Technologies     4,523,127           -           -      4,523,127
                                                Ltd.
     62,600          -   100,000    162,600   Electronic Arts, Inc.                 3,752,870           -   5,995,000      9,747,870
          -     34,500         -     34,500   Epiq Systems, Inc.                            -     667,575           -        667,575
    384,200          -         -    384,200   Intuit, Inc.                         16,428,392           -           -     16,428,392
          -          -   100,000    100,000   Mercury Interactive Corp.                     -           -   3,398,000      3,398,000
          -     30,000         -     30,000   Netiq Corp.                                   -   1,057,800           -      1,057,800
     39,000          -         -     39,000   PeopleSoft, Inc.                      1,567,800           -           -      1,567,800
    238,680          -         -    238,680   Peregrine Systems, Inc.               3,539,624           -           -      3,539,624
          -     45,000         -     45,000   Precise Software Solutions Ltd.               -     929,700           -        929,700
     94,800          -   125,000    219,800   Rational Software Corp.               1,848,600           -   2,437,500      4,286,100
    178,400     20,000         -    198,400   VERITAS Software Corp.                7,995,888     896,600           -      8,892,488
    452,700          -         -    452,700   Wind River Systems, Inc.              8,107,857           -           -      8,107,857
                                                                                  --------------------------------------------------
                                                                                   47,764,158   3,551,675  13,510,500     64,826,333
                                                                                  --------------------------------------------------

                                              DIVERSIFIED SERVICES - 1.0%
    583,800          -         -    583,800   Cendant Corp.                        11,448,318           -           -     11,448,318
                                                                                  --------------------------------------------------

                                              HEALTH SERVICES - 13.9%
    381,500          -         -    381,500   Biomet, Inc.                         11,788,350           -           -     11,788,350
    668,700          -         -    668,700   Boston Scientific Corp.              16,129,044           -           -     16,129,044
  1,055,000          -         -  1,055,000   Caremark Rx, Inc.                    17,207,050           -           -     17,207,050
    236,500          -         -    236,500   Community Health Systems, Inc.        6,030,750           -           -      6,030,750
    168,800          -   100,000    268,800   Express Scripts, Inc., Class A        7,893,088           -   4,676,000     12,569,088
    156,500          -         -    156,500   HCA, Inc.                             6,031,510           -           -      6,031,510
    478,700          -         -    478,700   Health Management Associates, Inc.,   8,808,080           -           -      8,808,080
                                                Class A
  1,079,000          -         -  1,079,000   HEALTHSOUTH Corp.                    15,990,780           -           -     15,990,780
    180,820          -   100,000    280,820   Laboratory Corp. of America          14,619,297           -   8,085,000     22,704,297
                                                Holdings
    193,300          -         -    193,300   McKesson Corp.                        7,229,420           -           -      7,229,420
    250,300          -         -    250,300   Tenet Healthcare Corp.               14,697,616           -           -     14,697,616
     83,700          -         -     83,700   UnitedHealth Group, Inc.              5,923,449           -           -      5,923,449
    168,400          -         -    168,400   WellPoint Health Networks, Inc.      19,677,540           -           -     19,677,540
                                                                                  --------------------------------------------------
                                                                                  152,025,974           -  12,761,000    164,786,974
                                                                                  --------------------------------------------------
                                              PERSONAL SERVICES - 0.3%
     97,700          -         -     97,700   Weight Watchers International, Inc.   3,304,214           -           -      3,304,214
                                                                                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION, COMMUNICATIONS,
                                                 ELECTRIC, GAS & SANITARY
                                                 SERVICES - 7.9%
                                              ELECTRIC SERVICES - 0.3%
    255,800          -         -    255,800   AES Corp.                             4,182,330           -           -      4,182,330
                                                                                  --------------------------------------------------

                                              RAILROADS - 0.5%
    171,300          -         -    171,300   CSX Corp.                             6,004,065           -           -      6,004,065
                                                                                  --------------------------------------------------

                                              SANITARY SERVICES - 0.4%
    218,470          -         -    218,470   Republic Services, Inc.               4,362,846           -           -      4,362,846
                                                                                  --------------------------------------------------

                                              SEMICONDUCTORS - 4.8%
    339,200          -   225,000    564,200   Altera Corp.                          7,197,824           -   4,774,500     11,972,324
    335,500          -         -    335,500   ASML Holding NV                       5,720,275           -           -      5,720,275
    199,960          -         -    199,960   Chartered Semiconductor               5,286,742           -           -      5,286,742
                                               Manufacturing Ltd. ADR
    244,040          -   225,000    469,040   Flextronics International Ltd.        5,854,520           -   5,397,750     11,252,270
          -     30,000         -     30,000   Intersil Corp., Class A                       -     967,500           -        967,500
    461,500          -         -    461,500   LSI Logic Corp.                       7,282,470           -           -      7,282,470
          -     90,000         -     90,000   Microtune, Inc.                               -   2,111,400           -      2,111,400
    127,200          -         -    127,200   National Semiconductor Corp.          3,916,488           -           -      3,916,488
          -     85,000   100,000    185,000   Qlogic Corp.                                  -   3,783,350   4,451,000      8,234,350
                                                                                  --------------------------------------------------
                                                                                   35,258,319   6,862,250  14,623,250     56,743,819
                                                                                  --------------------------------------------------

                                              TELECOMMUNCIATIONS - 1.2%
          -     50,000         -     50,000   Leap Wirless International, Inc.              -   1,048,500           -      1,048,500
    328,400          -         -    328,400   Polycom, Inc.                        11,188,588           -           -     11,188,588
          -     50,000         -     50,000   SeaChange International, Inc.                 -   1,706,000           -      1,706,000
                                                                                  --------------------------------------------------
                                                                                   11,188,588   2,754,500           -     13,943,088
                                                                                  --------------------------------------------------

                                              TRANPORT SERVICES - 0.7%
          -          -   150,000    150,000   Expeditors International                      -           -   8,542,500      8,542,500
                                                Washington, Inc.                  --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              WHOLESALE TRADE - 2.1%
                                              DURABLE GOODS - 1.6%
          -     50,000   125,000    175,000   Fastenal Co.                                  -   3,321,500   8,303,750     11,625,250

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 December 31, 2001 (Unaudited)


                         STEIN ROE
  COLUMBIA    GALAXY      CAPITAL                                                                            STEIN ROE
  SPECIAL    GROWTH II  OPPORTUNITIES                                                COLUMBIA    GALAXY       CAPITAL
    FUND       FUND         FUND                                                      SPECIAL   GROWTH II  OPPORTUNITIES
 SHARES OR    SHARES     SHARES OR  PRO FORMA                                          FUND       FUND         FUND       PRO FORMA
    PAR       OR PAR        PAR     COMBINED                                           VALUE      VALUE        VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS - 96.0%
------------------------------------------------------------------------------------------------------------------------------------

    119,960          -         -    119,960   Grainger, W.W., Inc.                  5,758,080           -           -      5,758,080
          -          -   100,000    100,000   Ingram Micro, Inc., Class A                   -           -   1,732,000      1,732,000
                                                                                  --------------------------------------------------
                                                                                    5,758,080   3,321,500  10,035,750     19,115,330
                                                                                  --------------------------------------------------

                                              NON-DURABLE GOODS - 0.5%
          -          -   100,000    100,000   AmerisourceBergen Corp.                       -           -   6,355,000      6,355,000
                                                                                  --------------------------------------------------

                                              Total Common Stocks                 757,257,369  96,843,840 288,096,050  1,142,197,259
                                                                                  --------------------------------------------------

                                              PREFERRED STOCK - 0.2%
------------------------------------------------------------------------------------------------------------------------------------
                                              SERVICES - 0.2%
                                              COMPUTER RELATED SERVICES - 0.2%
          -    394,218         -    394,218   Network Specialists, Series A                 -   3,000,000           -      3,000,000
                                                                                  --------------------------------------------------

                                              WARRANT - 1.3%
------------------------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION, COMMUNICATIONS,
                                                 ELECTRIC, GAS & SANITARY
                                                 SERVICES - 1.3%
                                              SEMICONDUCTORS - 1.3%
                                                 Merrill-CW02 Taiwan
  6,000,000          -         -  6,000,000      Semiconductor (08/23/02)          215,024,000          -           -     15,024,000
                                                                                  --------------------------------------------------

                                              BONDS & NOTES - 0.2%
------------------------------------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT OBLIGATIONS - 0.2%
                                              U.S. Treasury Notes:
$         -  $       - $ 400,000  $ 400,000     6.500%  02/28/02                            -           -     399,125        399,125
          -          - 2,000,000  2,000,000     7.500%  05/15/02                            -           -   2,041,880      2,041,880
                                                                                  --------------------------------------------------

                                              Total Bonds & Notes                           -           -   2,441,005      2,441,005
                                                                                  --------------------------------------------------

                                              SHORT-TERM OBLIGATIONS - 1.6%
------------------------------------------------------------------------------------------------------------------------------------
                                              COMMERCIAL PAPER - 0.4%
                                              Amstel Funding,
          -          - 4,605,000  4,605,000     1.800%  01/02/02                            -           -   4,604,770      4,604,770
                                                                                  --------------------------------------------------

                                              REPURCHASE AGREEMENTS - 1.2%
                                              First Boston, dated 12/31/01,
          -  8,725,000         -  8,725,000     due 01/02/02 at 1.750%,                     -   8,725,000           -      8,725,000
                                              J.P. Morgan Securities, Inc., dated
  5,325,062          -         -  5,325,062     12/31/01, due 01/02/02 at 1.780%    5,325,062           -           -      5,325,062
                                                                                  --------------------------------------------------
                                                                                    5,325,062   8,725,000           -     14,050,062
                                                                                  --------------------------------------------------

                                              Total Short-Term Obligations          5,325,062   8,725,000   4,604,770     18,654,832
                                                                                  --------------------------------------------------

                                              TOTAL INVESTMENTS - 99.3%           777,606,431 108,568,840 295,141,825      5,003,895
                                                                                  --------------------------------------------------

                                              OTHER ASSETS & LIABILITIES,
                                                NET - 0.7%                          8,464,803     (87,400)   (104,789)     8,272,614
                                                                                  --------------------------------------------------

                                              NET ASSETS - 100.0%                 $786,071,23 $108,481,44 $295,037,03 $1,189,589,710
                                                                                  --------------------------------------------------

 Percentages are based on Net Assets of the Pro Forma Combined.

                                   ACRONYM                     NAME
                                   -------                     ----
                                     ADR            American Depositary Receipt

                                                                      APPENDIX A

--------------------------------------------------------------------------------

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                           COLUMBIA SPECIAL FUND, INC.
                          COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                       COLUMBIA STRATEGIC VALUE FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY

--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 Columbia Funds
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to 15 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund" or "CCSF"), Columbia Growth Fund, Inc. (the "Growth Fund" or "CGF"), Columbia International Stock Fund, Inc. (the "International Stock Fund" or "CISF"), Columbia Special Fund, Inc. (the "Special Fund" or "CSF"), Columbia Small Cap Fund, Inc. (the "Small Cap Fund" or "CSCF"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Value Fund, Inc. (the "Strategic Value Fund" or "CSVF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Short Term Bond Fund, Inc. (the "Short Term Bond Fund" or "CSTB"), Columbia Fixed Income Securities Fund, Inc. (the "Fixed Income Securities Fund" or "CFIS"), Columbia National Municipal Bond Fund, Inc. (the "National Municipal Bond Fund" or "CNMF"), Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Municipal Bond Fund" or "CMBF"), Columbia High Yield Fund, Inc. (the "High Yield Fund" or "CHYF"), and Columbia Daily Income Company (the "Columbia Daily Income Company" or "CDIC") (each a "Fund" and together the "Funds").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 25, 2002 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to any of the Funds or by calling 1-800-547-1037.

         The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

Description of the Funds..................................................     3
Investment Restrictions...................................................    22
Management................................................................    44
Investment Advisory and Other Fees Paid to Affiliates.....................    55
Portfolio Transactions....................................................    57
Capital Stock and Other Securities........................................    61
Purchase, Redemption and Pricing of Shares................................    62
Custodians................................................................    66
Accounting Services and Financial Statements..............................    66
Taxes.....................................................................    67
Yield and Performance.....................................................    75
Financial Statements......................................................    80




                                February 25, 2002

                            DESCRIPTION OF THE FUNDS

         Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Municipal Bond Fund and the Columbia Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Funds Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS

         The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. Each Fund's investment objective may not be changed without shareholder approval, other than the Special Fund. The Special Fund's Board of Directors may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 20 and 21 of this Statement of Additional Information.

SECURITIES RATING AGENCIES

         Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

         BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards.

         Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund's success in achieving its investment objective is determined more heavily by the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in rated securities.

NON-INVESTMENT GRADE SECURITIES ("JUNK BONDS")

         Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower S&P) that are eligible for purchase by certain of the Funds and in particular, by the Columbia High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

BANK OBLIGATIONS

         Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

         Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

         A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

GOVERNMENT SECURITIES

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

         Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

         CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

OTHER MORTGAGE-BACKED SECURITIES

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

OTHER ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

FLOATING OR VARIABLE RATE SECURITIES

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

LOAN TRANSACTIONS

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

         Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

         Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Funds permitted to engage in financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986.

FOREIGN EQUITY SECURITIES

         Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

         Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

         The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

         Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         The risk of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

         The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the SEC, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25 percent of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

         A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

         Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

         REITs are pooled investment vehicles that invest primarily in real estate-such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages.

Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

REPURCHASE AGREEMENTS

         A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

         A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 (the "1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

         "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         The International Stock Fund, the Technology Fund, the Strategic Value Fund, the Small Cap Fund, the High Yield Fund, the Real Estate Fund and the Short Term Bond Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions.

         Under the supervision of the Board of Directors of the Funds, the Adviser determines the liquidity of the Funds' portfolio securities, including Rule 144A securities, and, through reports from the Adviser, the Board of Directors monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

CONVERTIBLE SECURITIES AND WARRANTS

         Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

         To the extent the High Yield Fund or the Fixed Income Securities Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

INVESTMENTS IN SMALL AND UNSEASONED COMPANIES

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Dollar Roll Transactions

         "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund foregoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

When-Issued Securities

         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

TEMPORARY INVESTMENTS

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

NON-DIVERSIFIED

         The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

                  Chart of Securities and Investment Practices

                              CCSF       CGF      CISF      CSF       CSCF     CREF       CTF      CSVF
                            --------   -------  --------  --------  --------  -------  --------  --------
Investment Grade                *         *        *         *         *         *         *         *
Securities (Baa or higher
by Moody's, BBB or higher
by S&P or believed by
Columbia to be
equivalent), other than
U.S. Government
obligations and municipal
securities

Non-Investment Grade           NA        NA        NA        NA        NA       NA        NA        NA
Securities

Domestic Bank Obligations       *         *        *         *         *         *         *         *

U.S. Government Securities      *         *        *         *         *         *         *         *

Mortgage-Backed Securities     NA        NA        NA        NA        NA       NA        NA        NA

CMOs                           NA        NA        NA        NA        NA       NA        NA        NA

Asset-Backed Securities        NA        NA        NA        NA        NA       NA        NA        NA

Floating or Variable Rate      NA        NA        NA        NA        NA       NA        NA        NA

Loan Transactions               X         X        X         X         O         O         O         O

Options & Financial             O         O        O         O         O         O         O         O
Futures

Foreign Equities

   Developed Countries      33.3%, O   10%, O      +      33.3%, O   25%, O   20%, O    25%, O    25%, +

   Emerging Countries           X         X        +         X         X         X         X         X

ADRs                        33.3%, O   10%, O      +      33.3%, O   25%, O      X      25%, O    25%, O

Currency Contracts

   Hedging                      O         O      25%, +      O         O         O         O         O

   Speculation                  X         X        X         X         X         X         X         X

   Spot Basis                   O         O        +         O         O         O         O         O

Repurchase Agreements           *         *        *         *         *         *         *         *

Restricted/Illiquid           5%, O     5%, O    10%, O    10%, O    10%, O   10%, O    10%, O    10%, O
(CISF, CSCF, CTF, CSVF,
and CREF exclude 144A
securities from
definition of illiquid
with board supervision)

Convertible                     O         O        O         +         +         +         +         +
Securities/Warrants

Unseasoned/less than          5%, O     5%, O    5%, O     10%, +    10%, +    5%, +    10%, O    10%, O
three years operating
history

Small Companies                 O         O        O         +         +         +         +         +

Dollar Roll Transactions       NA        NA        NA        NA        NA       NA        NA        NA

When-Issued Securities          O         O        O         O         O         O         O         O

Foreign Fixed Income           NA        NA        O         NA        NA       NA        NA        NA
Securities (including
Foreign Bank Obligations)

Zero Coupon/Pay in Kind        NA        NA        NA        NA        NA       NA        NA        NA

Real Estate (excluding          X         X        X         X         X         X         X         X
REITs)

REITs                           +         +        O         +         +         +         O         +

Borrowing                     5%, *     5%, *   33.3%, *   5%, *     5%, *     5%, *   33.3%, *  33.3%, *

Municipal Bonds                NA        NA        NA        NA        NA       NA        NA        NA

+        Permitted - Part of principal investment strategy

X        Not permitted/Fundamental Policy

O        Permitted - Not a principal investment strategy

*        Temporary Investment or cash management purposes

%        Percentage of total or net assets that Fund may invest

NA       Not part of investment strategy

                              CSTB      CFIS       CMBF      CNMF      CHYF       CBF       CDIC
                            --------  --------  --------  --------  ---------  --------  ---------
Investment Grade                +         +         O          O         O         +         NA
Securities (Baa or higher
by Moody's, BBB or higher
by S&P or believed by
Columbia to be
equivalent), other than
U.S. Government
obligations and municipal
securities

Non-Investment Grade         10%, O    10%, O       NA        NA         +       10%, O      NA
Securities

Domestic Bank Obligations       *         *         *          *         *         *          +

Commercial Paper                *         *         *          *         *         *          +

U.S. Government Securities      +         +         *          *         *         +          +

Mortgage-Backed Securities      +         +         NA        NA         O         +         NA

CMOs                            +         +         NA        NA         O         +         NA

Asset-Backed Securities         +         +         NA        NA         O         +         NA

Floating or Variable Rate       +         +         NA        NA         O         +         NA

Loan Transactions               O         O         O          X         O         X          X

Options & Financial             O         X         X          X         O         O          X
Futures

Foreign Equities

   Developed Countries         NA        NA         NA        NA        NA     33.3%, O      NA

   Emerging Countries          NA        NA         NA        NA        NA         X         NA

ADRs                           NA        NA         NA        NA        NA     33.3%, O      NA

Currency Contracts

   Hedging                     NA        NA         NA        NA        NA         O         NA

   Speculation                 NA        NA         NA        NA        NA         X         NA

   Spot Basis                  NA        NA         NA        NA        NA         O         NA

Repurchase Agreements           *         *         *          *         *         *          *

Restricted/Illiquid (CHYF    10%, O    10%, O     10%, O    10%, O    10%, O     5%, O        X
and CSTB excludes 144A
securities from
definition of illiquid
with board supervision)

Convertible                     O         O         NA        NA         O         O         NA
Securities/Warrants

Unseasoned/less than          5%, O     5%, O       NA        NA       5%, +     5%, O       NA
three years operating
history

Small Companies                NA        NA         NA        NA         +         O         NA

Dollar Roll Transactions        O         O         NA        NA         O         O         NA

When-Issued Securities          O         O         O          O         O         O          O

Foreign Fixed Income         20%, O    20%, O       NA        NA      10%, O     20%, O      NA
Securities (including
Foreign Bank Obligations)

Zero Coupon/Pay in Kind         O         O         +          +         O         O         NA

Real Estate (excluding          X         X         X          X         X         X          X
REITs)

REITs                           O         O         NA        NA         O         O         NA

Borrowing                   33.3%, *    5%, *   33.3%, *  33.3%, *     5%, *     5%, *    33.3%, *

Municipal Bonds                 O         O         +          +        NA         O         NA

+        Permitted - Part of principal investment strategy

X        Fundamental policy/not permitted

O        Permitted - Not a principal investment strategy

*        Temporary Investment or cash management purposes

%        Percentage of total or net assets that Fund may invest

NA       Not part of investment strategy

                             INVESTMENT RESTRICTIONS

         The Prospectus sets forth the investment objectives and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.       Purchase securities of other open-end investment companies.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

         1.       Buy or sell commodities or commodity contracts.

         2. Concentrate more than 25 percent of its investments in any one industry.

         3. Buy or sell real estate. (However, the Fund may buy readily marketable securities such as real estate investment trusts.)

         4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

         5. Hold more than 5 percent of the voting securities of any one company.

         6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds.

         7. Purchase securities of any issuer when those officers and directors of the Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

         8.       Purchase securities of other open-end investment companies.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

         12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years continuous operation and equity securities which are not readily marketable.

         13.      Invest in companies for purposes of control or management.

         14.      Buy securities on margin or make short sales.

         15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of its assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to this investment restriction.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

         7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

         12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.       Purchase securities of other open-end investment companies.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         COLUMBIA SMALL CAP FUND, INC.

         The      Small Cap Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.       Purchase securities of other open-end investment companies.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the SEC.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

The Real Estate Fund may not:

         1.       Buy or sell commodities or commodity futures contracts.

         2. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, in that event, will not be subject to the above investment restriction.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         7. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

         8.       Purchase securities of other open-end investment companies.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5 percent of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10 percent of the gross assets, valued at cost, of the Fund.

         12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13.      Invest in companies to exercise control or management.

         14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         17. Concentrate investments in any one industry, except that the Fund will invest at least 65 percent of the value of its total assets in securities of companies principally engaged in the real estate industry.

COLUMBIA TECHNOLOGY FUND, INC.

The Technology Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940.

         6. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         8. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         9. Invest in companies for the purpose of exercising control or management.

         10. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         11. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         12. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS" for a complete discussion of illiquid securities.

COLUMBIA STRATEGIC VALUE FUND, INC.

The Strategic Value Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided, however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         6. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940.

         7. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         8. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         9. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         10. Invest in companies for the purpose of exercising control or management.

         11. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS" for a complete discussion of illiquid securities.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2.       Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.       Purchase securities of other open-end investment companies.

         9.       Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SHORT TERM BOND FUND, INC.

The Short Term Bond Fund may not:

         1.       Issue senior securities, bonds, or debentures.

         2. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         3. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         4. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and bankers' acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the adviser.

         5. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         6. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of such illiquid securities.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pool of real estate mortgage loans.

         9. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         10. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         11. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         12. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         14.      Invest in companies to exercise control or management.

         15. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         16. Engage in short sale of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Fixed Income Securities Fund may not:

         1.       Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CDs) and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         9.       Purchase securities of other open-end investment companies.

         10.      Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         14.      Invest in companies to exercise control or management.

      15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

      16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

The National Municipal Bond Fund may not:

      1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

      2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

      3. Purchase more than 10 percent of the voting securities of any issuer.

      4. Buy or sell commodities or commodity future contracts.

      5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

      6. Issue senior securities, bonds, or debentures.

      7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

      8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

      9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

      10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

      11. Invest more than 25 percent of its assets in a single industry.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.

The Oregon Municipal Bond Fund may not:

      1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

      2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

      3. Purchase more than 10 percent of the voting securities of any issuer.

      4. Buy or sell commodities or commodity future contracts.

      5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

      6. Issue senior securities, bonds, or debentures.

      7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

      8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

      9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

      10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

      11. Invest more than 25 percent of its assets in a single industry.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

      1. Buy or sell commodities or commodity futures contracts.

      2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

      9.   Purchase securities of other open-end investment companies.

      10.  Issue senior securities, bonds, or debentures.

      11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      14. Invest in companies to exercise control or management.

      15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

      17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA DAILY INCOME COMPANY

The Columbia Daily Income Company may not:

      1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Fund's shares or as maturities allow.

      2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

      3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Fund will not invest more than 25 percent of its assets in any other single industry.

      4. Buy or sell real estate.

      5. Buy or sell commodities or commodity contracts.

      6. Make loans to others (the purchase of obligations in which the Fund is authorized to invest will not constitute loans) except that the Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof if no more than 10 percent of the Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

      7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

      8. Purchase securities on margin.

      9. Sell securities short.

      10. Write or purchase put or call options.

      11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

      12. Invest in companies to exercise control or management.

      13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

INVESTMENT RESTRICTIONS UNDER RULE 2A-7

      Rule 2a-7 under the 1940 Act requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. (The Fund, however, will be invested in short-term debt obligations maturing within 12 months.) Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

      The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

      Investment policies by the Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Fund are restricted to the following:

      1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

      2. Commercial paper which, if rated by S&P or Moody's is rated A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Fund.

      3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Fund.

      4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are CDs, bankers' acceptances, and letters of credit.



                                   MANAGEMENT

      Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The directors and officers of the Funds are listed below. There is no family relationship between any of the directors.

 DIRECTORS AND OFFICERS

 INTERESTED DIRECTOR & PRINCIPAL OFFICERS:

 -------------------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS AND AGE           POSITION(S)      TERM OF OFFICE         PRINCIPAL           NUMBER OF       OTHER
                                 HELD WITH        AND LENGTH OF          OCCUPATION(S)       PORTFOLIOS      DIRECTORSHIPS
                                 FUNDS            TIME SERVED**          DURING PAST 5       IN FUND         HELD BY
                                                                         YEARS***            COMPLEX         DIRECTOR
                                                                                             OVERSEEN
                                                                                             BY DIRECTOR
 -------------------------------------------------------------------------------------------------------------------------
 J. Jerry Inskeep, Jr.(1)*       Chairman and     Served for 36 Years    Chairman and        23              None
 1300 S.W. Sixth Avenue          Director                                President of
 Portland, OR 97201                                                      Columbia Funds
 (71 years old)                                                          and CMC Fund
                                                                         Trust
 -------------------------------------------------------------------------------------------------------------------------
 Jeff B. Curtis*                 President        Served for 2 Years     President of
 1300 S.W. Sixth Avenue          and                                     Columbia Funds
 Portland, OR 97201              Assistant                               Management
 (48 years old)                  Secretary                               Company and
                                                                         Columbia
                                                                         Management Co.
 -------------------------------------------------------------------------------------------------------------------------
 Thomas L. Thomsen*              Vice             Served for 2 Years     Chief Executive
 1300 S.W. Sixth Avenue          President                               Officer of
 Portland, OR 97201                                                      Columbia Funds
 (57 years old)                                                          Management
                                                                         Company and
                                                                         Columbia
                                                                         Management Co.
 -------------------------------------------------------------------------------------------------------------------------
 Myron G. Child*                 Vice             Served for 2 Years     Vice President
 1300 S.W. Sixth Avenue          President                               of Columbia
 Portland, OR 97201                                                      Trust Company
 (61 years old)
 -------------------------------------------------------------------------------------------------------------------------
 Kathleen M. Griffin*            Vice             Served for 2 Years     Vice President
 1300 S.W. Sixth Avenue          President                               of Columbia
 Portland, OR 97201                                                      Financial
 (42 years old)                                                          Center
                                                                         Incorporated
 -------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Lunzer*              Vice             Served for 2 Years     Vice President
 1300 S.W. Sixth Avenue          President                               of Columbia
 Portland, OR 97201                                                      Funds
 (41 years old)                                                          Management
                                                                         Company and
                                                                         Columbia
                                                                         Management Co.
 -------------------------------------------------------------------------------------------------------------------------


----------
(1) Mr. Inskeep is deemed to be interested because he is affiliated with the Adviser.

 Susan J. Woodworth*             Vice             Served for 2 Years     Vice President
 1300 S.W. Sixth Avenue          President                               of Columbia
 Portland, OR 97201                                                      Trust Company
 (49 years old)
 -------------------------------------------------------------------------------------------------------------------------
 Mark A. Wentzien*               Secretary        Served for 2 Years     Vice President
 1300 S.W. Sixth Avenue                                                  of Columbia
 Portland, OR 97201                                                      Funds
 (41 years old)                                                          Management
                                                                         Company and
                                                                         Columbia
                                                                         Management Co.
 -------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS:'

 NAME, ADDRESS AND AGE           POSITION(S)      TERM OF OFFICE AND     PRINCIPAL           NUMBER OF       OTHER
                                 HELD WITH        LENGTH OF TIME         OCCUPATION(S)       PORTFOLIOS IN   DIRECTORSHIPS
                                 FUNDS            SERVED**               DURING PAST         FUND COMPLEX    HELD BY
                                                                         5 YEARS             OVERSEEN BY     DIRECTOR
                                                                                             DIRECTOR
 -------------------------------------------------------------------------------------------------------------------------
 James C. George                 Director         Served for 8 Years     Investment          23              None
 1001 S.W. 5th Avenue                                                    Consultant
 Suite 1100
 Portland, OR 97204
 (69 years old)
 -------------------------------------------------------------------------------------------------------------------------
 Patrick J. Simpson              Director         Served for 2 Years     Lawyer, Perkins     23              None
 1211 S.W. 5th Avenue                                                    Coie LLP
 Suite 1500
 Portland, OR 97204
 (57 years old)
 -------------------------------------------------------------------------------------------------------------------------
 Richard L. Woolworth            Director         Served for 11 Years    Chairman/CEO,       23              The
 100 S.W. Market St. #1500                                               The Regence                         Regence
 Portland, OR 97207                                                      Group                               Group,
 (60 years old)                                                                                              Regence
                                                                                                             BlueCross
                                                                                                             BlueShield
                                                                                                             of Oregon
 -------------------------------------------------------------------------------------------------------------------------

----------
*     Interested person as defined by the 1940 Act.

** Each director serves for an indefinite term in accordance with the current Bylaws of each Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of each Fund.

*** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

Board of Directors

      The directors of the Funds are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Funds hire other parties that are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The directors meet quarterly to review the Funds' investment policies, performance, expenses, and other business matters. The Funds established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Funds' independent auditors, review with management and the independent auditors the financial statements included in the Funds' Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Funds' three disinterested directors (Messrs. George, Simpson, and Woolworth).

      In addition, each of the Funds adopted a nominating policy in January 2002 under which the disinterested directors of the Funds are responsible for selecting and nominating candidates for election to serve as directors. The disinterested directors will not consider nominees recommended by Fund shareholders.

      The following table sets forth the dollar range of shares owned by each director as of December 31, 2001 of (i) each individual Fund and (ii) all of the funds in the Columbia Funds Complex:

INTERESTED DIRECTOR:


                                    Dollar Range of      Aggregate Dollar Range of Equity
                                        Equity           Securities in Funds Overseen by
                                     Securities in              Director in Columbia
Director                               the Fund                   Funds Complex
--------                               --------                   -------------
J. JERRY INSKEEP, JR.
Common Stock Fund                  Over $100,000                  Over $100,000
Balanced Fund                      None
Growth Fund                        Over $100,000
Special Fund                       Over $100,000
Small Cap Fund                     Over $100,000
International Stock Fund           Over $100,000
Real Estate Equity Fund            Over $100,000
Strategic Value Fund               Over $100,000
Technology Fund                    Over $100,000
Daily Income Company               Over $100,000
Fixed Income Securities Fund       $10,001-$50,000
Short Term Bond Fund               None
High Yield Fund                    None
Oregon Municipal Bond Fund         Over $100,000
National Municipal Bond Fund       Over $100,000

DISINTERESTED DIRECTORS:

                                    Dollar Range of      Aggregate Dollar Range of Equity
                                        Equity           Securities in Funds Overseen by
                                    Securities in              Director in Columbia
Director                              the Fund                   Funds Complex
--------                              --------                   -------------
JAMES C. GEORGE
Common Stock Fund                  Over $100,000                  Over $100,000
Balanced Fund                      None
Growth Fund                        Over $100,000
Special Fund                       Over $100,000
Small Cap Fund                     Over $100,000
International Stock Fund           Over $100,000
Real Estate Equity Fund            Over $100,000
Strategic Value Fund               $1-$10,000
Technology Fund                    $1-$10,000
Daily Income Company               Over $100,000
Fixed Income Securities Fund       None
Short Term Bond Fund               None
High Yield Fund                    $50,001-$100,000
Oregon Municipal Bond Fund         None
National Municipal Bond Fund       None

PATRICK J. SIMPSON
Common Stock Fund                  None                          $50,001-$100,000
Balanced Fund                      $1-$10,000
Growth Fund                        $50,001-$100,000
Special Fund                       $10,001-$50,000
Small Cap Fund                     None
International Stock Fund           None
Real Estate Equity Fund            None
Strategic Value Fund               None
Technology Fund                    None
Daily Income Company               None
Fixed Income Securities Fund       None
Short Term Bond Fund               None
High Yield Fund                    None
Oregon Municipal Bond Fund         None
National Municipal Bond Fund       None

RICHARD L. WOOLWORTH
Common Stock Fund                  Over $100,000                  Over $100,000
Balanced Fund                      None
Growth Fund                        Over $100,000
Special Fund                       Over $100,000
Small Cap Fund                     Over $100,000
International Stock Fund           $10,001-$50,000
Real Estate Equity Fund            $1-$10,000
Strategic Value Fund               $10,001-$50,000
Technology Fund                    None
Daily Income Company               $10,001-$50,000
Fixed Income Securities Fund       Over $100,000
Short Term Bond Fund               None
High Yield Fund                    None
Oregon Municipal Bond Fund         Over $100,000
National Municipal Bond Fund       None

      As of December 31, 2001, none of the disinterested directors or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract

      Each of the Funds has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by the Board of Directors, including a majority of disinterested directors. The existing contracts were last considered and approved at an in-person meeting held in April 2001. In determining the reasonableness of the advisory fees under the contract, the directors considered several factors, including:

-     The nature and quality of services provided to the Funds' shareholders,

-     The profitability of the advisory contract for the Adviser,

- Fall-out benefits realized by the Adviser from service as adviser to the Funds, and

-     A comparison of the fee structures of other mutual funds.

      In reviewing the quality of services provided by the Adviser, the directors examined the performance of the Funds compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance over one and three-year periods for each Fund were reviewed as well as ratings from Lipper Inc. In addition, the directors assessed the day-to-day management of the Funds, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The directors reviewed overall expense ratios of the Funds, including the aggregate expenses of the Funds to their net assets, as well as several individual expense items to the Funds' net assets such as the management fee, transfer agent fee, and custodian fee. Based on its review, the directors found the quality of services provided to the Funds' shareholders to be excellent and the total expense ratio of the funds to be below or comparable to funds with similar investment objectives, strategy, size and distribution methods.

      The directors reviewed data related to the profitability of the Adviser with respect to its contracts with the Funds and found it to be within the range approved by courts in the past. The directors also considered the benefit to affiliates of the Adviser as the result of its management of the Funds, including Columbia Trust Company, which serves as transfer agent for the Funds.

      After considering the material factors listed above, and each Fund's specific circumstance, the directors concluded that the advisory contract of each Fund with the Adviser was reasonable for such Fund and in the best interests of shareholders. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Funds' investment advisory contract.

      The following table sets forth compensation received by the disinterested directors for 2001. No officer of the Funds received any compensation from the Funds in 2001.

                               COMPENSATION TABLE

                                                                      Compensation
                                                                          from
                           Aggregate compensation                     Fund Complex,
Director                   from Fund, per Director                    per Director*
--------                   -----------------------                    -------------
James C. George            Common Stock Fund                  $2,416     $34,000
                                                                          ------
                           Growth Fund                        $4,944
                           International Stock Fund           $  499
                           Special Fund                       $2,860
                           Small Cap Fund                     $1,615
                           Real Estate Fund                   $1,545
                           Balanced Fund                      $3,347
                           Columbia Daily Income Company      $3,971
                           Short Term Bond Fund               $  138
                           Fixed Income Securities Fund       $1,351
                           Oregon Municipal Bond Fund         $1,512
                           High Yield Fund                    $  537
                           National Municipal Bond Fund       $   37
                           Strategic Value Fund               $  197
                           Technology Fund                    $   31


Patrick J. Simpson         Common Stock Fund                  $2,416     $34,000
                                                                          ------
                           Growth Fund                        $4,944
                           International Stock Fund           $  499
                           Special Fund                       $2,860
                           Small Cap Fund                     $1,615
                           Real Estate Fund                   $1,545
                           Balanced Fund                      $3,347
                           Columbia Daily Income Company      $3,971
                           Short Term Bond Fund               $  138
                           Fixed Income Securities Fund       $1,351
                           Oregon Municipal Bond Fund         $1,512
                           High Yield Fund                    $  537

                           National Municipal Bond Fund       $   37
                           Strategic Value Fund               $  197
                           Technology Fund                    $   31

Richard L. Woolworth**     Common Stock Fund                  $2,513     $35,000
                                                                          ------
                           Growth Fund                        $5,142
                           International Stock Fund           $  519
                           Special Fund                       $2,974
                           Small Cap Fund                     $1,679
                           Real Estate Fund                   $1,607
                           Balanced Fund                      $3,481
                           Columbia Daily Income Company      $4,130
                           Short Term Bond Fund               $  144
                           Fixed Income Securities Fund       $1,405
                           Oregon Municipal Bond Fund         $1,572
                           High Yield Fund                    $  558
                           National Municipal Bond Fund       $   39
                           Strategic Value Fund               $  205
                           Technology Fund                    $   32

----------
* Includes compensation Messrs. Woolworth, George and Simpson received as Trustees of CMC Fund Trust. The Investment Adviser for CMC Fund Trust is Columbia Management Co., an affiliate of the Adviser.

** Includes compensation received by Mr. Woolworth for serving on each Fund's and CMC Fund Trust's Executive Committee.

      PFPC Distributors, Inc. ("PFPC"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. Columbia Financial has entered into a broker-dealer agreement with PFPC to distribute the Funds' shares. PFPC and Columbia Financial do not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.

      At January 31, 2002, officers and directors, as a group, owned of record or beneficially less than 1% of each Fund, other than for the following funds:

Technology Fund                    56,761 shares                 2.81%

National Municipal Bond Fund       25,340 shares                 1.79%

      At January 31, 2002, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

                                                         Shares Owned of Record
Name and Address                                          At January 31, 2002
----------------                                          -------------------
COLUMBIA COMMON STOCK FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           4,759,008    (14.04%)

Wells Fargo Bank Minnesota
FBO Mentor Graphics 401 (k) Plan
P.O. Box 1533
Minneapolis, Minnesota 55480                               1,884,258     (5.56%)


COLUMBIA BALANCED FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           8,721,343    (18.78%)


COLUMBIA GROWTH FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           5,452,258    (13.01%)


COLUMBIA SPECIAL FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           5,298,696    (13.25%)

Standard Insurance Company
P.O. Box 711
Portland, Oregon 97207                                     3,308,925     (8.27%)

                                                         Shares Owned of Record
Name and Address                                          At January 31, 2002
----------------                                          -------------------
COLUMBIA SMALL CAP FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           14,551,042   (48.42%)

Intermountain Health Care 401 (k)
P.O. Box 92956
Chicago, Illinois 60675                                      1,547,620   (5.15%)


COLUMBIA REAL ESTATE EQUITY FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            26,377,038  (74.04%)


COLUMBIA INTERNATIONAL STOCK FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                               844,223   (7.53%)


COLUMBIA TECHNOLOGY FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                               116,696   (5.78%)


COLUMBIA STRATEGIC VALUE FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                             6,045,988  (39.53%)

National Investors Services Corp.
55 Water Street, 32nd Floor
New York, New York 10041                                       873,318   (5.71%)

                                                         Shares Owned of Record
Name and Address                                          At January 31, 2002
----------------                                          -------------------
COLUMBIA FIXED INCOME SECURITIES FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            9,213,871   (26.47%)


COLUMBIA HIGH YIELD FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                           22,099,145   (67.69%)

National Investors Services Corp.
55 Water Street, 32nd Floor
New York, New York 10041                                    1,706,918    (5.23%)


COLUMBIA OREGON MUNICIPAL BOND FUND

PFPC Global Fund Services
4400 Computer Drive
Westborough, Massachusetts 01581                            3,418,298    (8.54%)


COLUMBIA NATIONAL MUNICIPAL BOND FUND

Lita Luvera
P.O. Box 1350
Portland, Oregon 97207                                        158,057   (11.22%)

The Agnew Family Trust
P.O. Box 1350
Portland, Oregon 97207                                        114,243    (8.11%)

Douglas Norberg
P.O. Box 1350
Portland, Oregon 97207                                        105,128    (7.46%)

Tacoma Screw Products, Inc.
P.O. Box 1350
Portland, Oregon 97207                                        104,851    (7.44%)

Gunilla Finrow
P.O. Box 1350
Portland, Oregon 97207                                         86,768    (6.16%)

      As defined by SEC rules and regulations, PFPC Global Fund Services is a "control person" of the Fixed Income Securities Fund, Real Estate Equity Fund, High Yield Fund, Small Cap Fund and Strategic Value Fund since it owns over 25% of the voting securities of each Fund. PFPC Global Fund Services acts as sub-transfer agent and processes all trades entered by financial intermediaries through the National Securities Corporation ("NSCC") for the Funds. Therefore, it does not exercise voting control over the securities it holds in the Funds.


              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

      The investment adviser to each of the Funds is Columbia Funds Management Company (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract, the Adviser provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

      The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      Information regarding calculation of the advisory fee payable to the Adviser is set forth in the Prospectus. Advisory fees paid by each of the Funds for each of the last three years were:

FUND                                  2001             2000             1999
----                                  ----             ----             ----
Common Stock Fund                  $4,439,013      $ 5,844,592      $ 5,181,352
Growth Fund                        $8,377,937      $12,038,582      $10,562,644
International Stock Fund           $1,534,669      $ 2,197,202      $ 1,592,405
Special Fund                       $7,790,604      $ 9,717,028      $ 7,081,977
Small Cap Fund                     $5,137,830      $ 4,514,814      $ 1,745,238
Real Estate Fund                   $3,752,707      $ 2,527,697      $ 1,549,192
Technology Fund*                   $  103,027      $     4,427               --
Strategic Value Fund*              $  543,893      $     5,281               --
Balanced Fund                      $5,191,548      $ 5,393,886      $ 5,094,253
Short Term Bond Fund               $  227,831      $   177,533      $   194,635
Fixed Income Securities Fund       $2,158,251      $ 1,886,459      $ 2,105,357
National Municipal Bond Fund       $   59,637      $    54,029      $    27,095
Oregon Municipal Bond Fund         $2,395,099      $ 2,073,536      $ 2,246,866
High Yield Fund                    $1,089,470      $   463,725      $   405,284
Columbia Daily Income Company      $5,765,043      $ 5,482,957      $ 5,232,688

----------
*     These Funds commenced operations on November 9, 2000.

      A portion of the Adviser's fees are used to pay financial intermediaries for services they provide to investors who invest in the Funds through such financial intermediary. In 2001, the Adviser paid financial intermediaries the following amounts:

FUND                                  2001
----                                  ----
Common Stock Fund                  $172,066
Growth Fund                        $220,467
International Stock Fund           $ 12,657
Special Fund                       $196,990
Small Cap Fund                     $276,892
Real Estate Fund                   $586,933
Technology Fund                    $ 13,764
Strategic Value Fund               $ 26,356
Balanced Fund                      $346,180
Short Term Bond Fund               $    579
Fixed Income Securities Fund       $114,716
National Municipal Bond Fund       $      3
Oregon Municipal Bond Fund         $ 39,912
High Yield Fund                    $176,010
Columbia Daily Income Company      $    597

        The Adviser has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Adviser with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Adviser, also contacts brokerage firms to conduct securities transactions for the Funds. The Adviser pays CMC a fee for these services. A Fund's expenses are not increased by this arrangement, and no amounts are paid by a Fund to CMC under this agreement.

        The transfer agent and dividend crediting agent for the Funds is Columbia Trust Company ("Trust Company"). Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. During 2001, each Fund paid the Trust Company a per account fee of $1.66 per month for each shareholder account with the Fund existing at any time during the month. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Fund and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. In addition to the transfer agent services described above, the Trust Company has hired PFPC Global Fund Services as a sub-transfer agent to provide services related to fund transactions processed through the National Securities Clearing Corporation on behalf of the Common Stock Fund, Growth Fund, Special Fund, Real Estate Fund, Small Cap Fund, Balanced Fund, High Yield Fund and Fixed Income Securities Fund. Each of the above Funds has agreed to pay to the Trust Company the costs incurred by Trust Company in connection with the services provided by PFPC.

        Fees paid to the Trust Company for services performed in 2001 under each transfer agent agreement were $892,031 for the Common Stock Fund, $1,535,835 for the Growth Fund, $532,797 for the International Stock Fund, $933,186 for the Special Fund, $535,541 for the Small Cap Fund, $245,986 for the Real Estate Fund, $71,999 for the Technology Fund, $110,672 for the Strategic Value Fund, $955,009 for the Balanced Fund, $109,880 for the Short Term Bond Fund, $386,119 for the Fixed Income Securities Fund, $154,359 for the Oregon Municipal Bond Fund, $137,152 for the High Yield Fund, $1,088,917 for the Columbia Daily Income Company and $42,067 for the Columbia National Municipal Bond Fund.

      The Adviser, the Trust Company and CMC are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.



                             PORTFOLIO TRANSACTIONS

      Each Fund, other than the Strategic Value Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research. On a semi-annual basis, the Adviser's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Adviser's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

      In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

      The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Adviser and its affiliates might be useful to the Adviser in carrying out its obligations to a Fund.

      Total brokerage commissions paid by each of the respective Funds for each of the last three years were:

FUND                           2001            2000            1999
----                           ----            ----            ----
Common Stock Fund          $2,029,948      $1,702,381      $1,569,579
Growth Fund                $3,889,565      $3,469,603      $4,155,391
International Stock        $  956,873      $1,085,143      $  724,858
Fund
Special Fund               $3,049,564      $2,539,187      $2,633,780
Small Cap Fund             $1,012,547      $  802,568      $  421,852
Real Estate Fund           $  982,759      $  638,603      $  491,959
Balanced Fund              $1,663,848      $1,087,755      $1,013,023
Technology Fund*           $   55,309      $    2,313              --
Strategic Value Fund*      $  917,625      $   25,633              --

----------
*     These Funds commenced operations November 9, 2000.

      No brokerage commissions were paid by the Columbia Daily Income Company, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the Columbia National Municipal Bond Fund, or the High Yield Fund during the last three years. Of the commissions paid in 2001, the Common Stock Fund paid $330,464, the Growth Fund paid $482,759, the Special Fund paid $332,833, the Small Cap Fund paid $184,206, the Balanced Fund paid $271,910, the Real Estate Fund paid $46,790, the Strategic Value Fund paid $129,598 and the Technology Fund paid $10,597 to acquire third-party research or products.

      Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Adviser may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers. The Adviser may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. On October 1, 1999, Robertson, Stephens became an affiliated broker dealer of the Adviser. During calendar years 2000 and 2001, the Fund periodically used Robertson Stephens to execute purchase and sale orders. The aggregate dollar amount of brokerage commissions paid to Robertson Stephens for the years 2000 and 2001 are as follows:

                                                   2001           2000
                                                   ----           ----
                  Small Cap Fund                 $   300        $20,364
                  Balanced Fund                  $ 6,300        $ 1,200
                  Special Fund                   $ 7,312        $64,806
                  Growth Fund                    $28,880        $37,290
                  Real Estate Equity Fund        $15,612        $ 8,658
                  Strategic Value Fund           $ 2,400             --

      For both years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

      Buy and sell orders of a Fund may be aggregated by the Adviser with those of other Funds or accounts or other investment pools managed by the Adviser or affiliates of the Adviser to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Adviser, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Adviser will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Adviser may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Adviser shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

      Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

      The Adviser and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

      The Adviser and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.



                       CAPITAL STOCK AND OTHER SECURITIES

      Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

            FUND                               DATE
            ----                               ----
            Common Stock Fund                  1991
            Growth Fund                        1967
            International Stock Fund           1992
            Special Fund                       1985
            Small Cap Fund                     1996
            Real Estate Fund                   1994
            Technology Fund                    2000
            Strategic Value Fund               2000
            Balanced Fund                      1991
            Short Term Bond Fund               1986
            Fixed Income Securities Fund       1983
            National Municipal Bond Fund       1999
            Oregon Municipal Bond Fund         1984
            High Yield Fund                    1993
            Columbia Daily Income Company      1974

      All shares of each Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASES AND REDEMPTIONS

      A detailed discussion of how you may purchase, redeem and exchange shares in each of the Funds is discussed in the Prospectus. The following information and polices is supplemental to that found in the Prospectus.

            Investment Minimums. Although the Adviser has established minimum investment amounts, it may, at its sole discretion, waive the minimum purchase and account size requirements for certain group plans or accounts opened by agents or fiduciaries (such as a bank trust department, investment adviser, or securities broker), for individual retirement plans or in other circumstances.

            Telephone Redemptions. You may experience some difficulty in implementing a telephone redemption during periods of intense economic or financial market changes or activity. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders.

            Redemptions by Draft. The processing of drafts against a Columbia Daily Income Company account is subject to the rules and regulations of the Columbia Daily Income Company's commercial bank. These arrangements do not establish a checking or other account between you and the bank for the purpose of Federal Deposits Insurance or otherwise. The agreements and procedures followed by the Columbia Daily Income Company relates solely to the bank's intermediary status for redemption of investments in the Columbia Daily Income Company.

            Automatic Withdrawals. If your account value in any Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from that Fund in accordance with either of the following withdrawal options:

                  Income earned - you may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25.

                  Fixed Amount - you may elect to receive a monthly or quarterly fixed amount of $50 or more.

            Automatic withdrawals will be made within seven days after the end of the month or quarter to which they related.

                  To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to be closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

                  An automatic withdrawal plan may be modified or terminated at any time upon prior notice by the Fund or the shareholder.

            Redemption of Recently Purchased Shares. If a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. If you request the redemption (by draft or other means) of Columbia Daily Income Company shares recently purchased by check, the proceeds will not be transmitted until the earlier to occur of your check clearing or 15 days from the purchase date. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

                  There is no charge for redemption payments that are mailed.
            Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

            Exchanges. You may use proceeds from the redemption of shares of any Fund to purchase share of other Funds offering shares for sale in your state of residence. Before making an exchange, you should read the portions of the Prospectus relating to the Fund or Funds into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the purchase order by that Fund in accordance with its policy for accepting investments. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

                  Telephone exchange privileges are available to you
            automatically, unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of a Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and any Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

            Involuntary Redemptions. Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

                  - Your account balance falls below $500. However, if you wish to maintain that account, you may during the 60-day notice period either: (i) add to your account to bring it up to the required minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

                  - You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

                  - You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status."

                  The Funds also reserve the right to close a shareholder
            account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

            Processing Your Orders. Orders received by a Fund other than the Columbia Daily Income Company will be processed the day they are received. Since the Columbia Daily Income Company invests in obligations normally requiring payment in federal funds, purchase orders will not be processed unless received in federal funds or until converted by the Fund into federal funds. Checks or negotiable U.S. bank drafts require one day to convert into federal funds. Checks drawn on banks that are not members of the Federal Reserve System may take longer to convert into federal funds. Prior to conversion into federal funds, your money will not be invested or working for you. Information about federal funds is available from any U.S. bank that is a member of the Federal Reserve System.

                  Orders received before the close of regular trading on the
            NYSE (normally 4:00 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Funds reserve the right to reject any order.

                  Shares purchased will be credited to your account on the
            record books of the applicable Fund. The Funds will not issue share certificates except on request. Certificates for fractional shares will not be issued.

            Redemptions. Each Fund reserves the right to redeem Fund shares in cash or by payment-in-kind. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

      The net asset value ("NAV") per share of each Fund is determined by the Adviser, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain debt securities for which daily market quotations are not readily available, or for which the Adviser believes the quotations do not accurately value the security in question, may be fair valued by the Adviser, pursuant to guidelines established by the Funds' Board of Directors.

      Investments in the Columbia Daily Income Company and other temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Adviser, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

      The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.



                                   CUSTODIANS

      U S Bank N.A. (a "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian for each Fund, except the International Stock Fund. The Custodian provides custody services to the International Stock Fund with respect to domestic securities held by the Fund. J.P. Morgan Chase & Co. ("J.P. Morgan" or a "Custodian"), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the general custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Adviser. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Fund's custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, at the discretion of the Board of Directors, by J.P. Morgan, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

      The Adviser determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.



                  ACCOUNTING SERVICES AND FINANCIAL STATEMENTS


      The financial statements of each Fund for the year ended December 31, 2001, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent accountants, are included in the 2001 Annual Report to Shareholders of the Funds. PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.


                                      TAXES

FEDERAL INCOME TAXES

      Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

      To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

      (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

      (b) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either
(i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

      If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, and (2) that is entered into in the normal course of business primarily to manage the risk of price changes or currency fluctuations with respect to the Fund's investments. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

      OREGON MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Municipal Bond Fund and the National Municipal Bond Fund intend to have at least 50 percent of the value of their total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

      Distributions properly designated by the Oregon Municipal Bond Fund and the National Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Municipal Bond Fund and the National Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

      Any loss realized upon the redemption of shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

      Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

      In some cases, exempt-interest dividends paid by the Oregon Municipal Bond Fund and the National Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

      Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Municipal Bond Fund and the National Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

      "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's portfolios will be made by the Oregon Municipal Bond Fund and the National Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Municipal Bond Fund or the National Municipal Bond Fund.

      At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

      If either the Oregon Municipal Bond Fund or the National Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

      Shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Municipal Bond Fund and the National Municipal Bond Fund and the value of portfolio securities held by the these Funds would be affected.

      OTHER FUNDS. Shareholders of Funds other than the Oregon Municipal Bond Fund and the National Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the Strategic Value Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder. However, distributions from the Columbia Daily Income Company, the Fixed Income Securities Fund, the Short Term Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

      GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose,
Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Municipal Bond Fund and the National Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.

      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Columbia Daily Income Company, which distributes its earnings daily and has few or no capital gains.

      Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to payments made in 2002 and 2003, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 30 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall. A Fund may utilize earnings and profits distributed to shareholders on redemptions made during the year in determining the actual distributions made to the shareholders for that year.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

FOREIGN INCOME TAXES

      The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Small Cap Fund, the Real Estate Fund, the Technology Fund, the Strategic Value Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

      If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

      No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

      Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICS.

      The Real Estate Fund, and to a lesser extent certain other Funds (see INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

      NATIONAL MUNICIPAL BOND FUND. Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.

      OREGON MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax also generally are subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states, other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

      Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

      The Oregon Municipal Bond Fund and the National Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

      SHORT TERM BOND FUND AND FIXED INCOME FUND. Individuals, trusts, and estates will not be subject to Oregon personal income tax on dividends properly designated by the Short Term Bond Fund as derived from interest on U.S. Government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Short Term Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Short Term Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. Local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

GENERAL INFORMATION

      Capital gains distributed to shareholders of both the Oregon Municipal Bond Fund and the National Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

      The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

      This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.



                              YIELD AND PERFORMANCE

      The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Columbia Daily Income Company) will fluctuate so that shares when redeemed may be worth more or less than their original cost.

THE COLUMBIA DAILY INCOME COMPANY

      Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, i.e.:

net change in value of account of one share x 365 = Current
-------------------------------------------   ---   Yield
  value of account at beginning of period      7

The current yield for Columbia Daily Income Company for the seven days ended December 31, 2001 was 1.50%.

      Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, i.e.:

                         365/7
[(base period return + 1)     ] - 1 = Compounded Effective Yield

The compounded effective yield for the Columbia Daily Income Company for the seven days ended December 31, 2001 was 1.51%.

      The determination of net change in the value of an account for purposes of the Columbia Daily Income Company yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Columbia Daily Income Company includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE REAL ESTATE FUND AND THE FIXED INCOME SECURITIES FUNDS

      Current yields of the Real Estate Fund, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the High Yield Fund, and the National Municipal Bond Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                             6
         Yield = 2 [(a - b + 1)  - 1]
                     -----
                      cd

Where:  a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursement).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

      The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. For the 30 day period ended December 31, 2001 the current yields for the Real Estate Fund, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the High Yield Fund and the National Municipal Bond Fund were 4.79%, 4.50%, 5.19%, 4.45%, 7.59%, and 4.22%, respectively.

      The Oregon Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:

Tax Equivalent Yield =    a   +   c   + e
                         ---     ---
                         1-b     1-d

Where:  a = that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

        b = highest then-existing marginal combined Federal and Oregon income tax rate.

        c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

        d = highest then-existing federal income tax rate.

        e = that portion of the current yield of the Fund that is not tax exempt.

      The National Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:

Tax Equivalent Yield =   a   +   c
                        ---
                        1-b

Where:  a = that portion of the current yield of the Fund that is exempt from federal income tax.

        b = highest then-existing marginal federal income tax rate.

        c = that portion of the current yield of the Fund that is not tax exempt.

      The Short Term Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:

Tax Equivalent Yield =   a   +   c
                        ---
                        1-b

Where:  a = that portion of the current yield of the Fund that is exempt from
            Oregon income tax.

        b = highest then existing marginal Oregon income tax rate.

        c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

      The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  n
            P(1+T)   = ERV

Where:  P = a hypothetical initial payment of $1000

        T = average annual total return

        n = number of years

      ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)


      The Funds may publish average annual return (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        n
                  P(1+T)   =  ATV
                                 D

            Where:  P     =   a hypothetical initial payment of $1000

                    T     =   average annual total return (after taxes on
                              distributions)

                    n     =   number of years

                    ATV   =   ending redeemable value of a hypothetical $1000
                       D      payment made at the beginning of the 1, 5, or
                              10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

      The Funds may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         n
                   P(1+T)  =  ATV
                                 DR

            Where:  P      =  a hypothetical initial payment of $1000

                    T      =  average annual total return (after taxes on
                              distributions and redemption)

                    n      =  number of years

                    ATV    =  ending redeemable value of a hypothetical $1000
                       DR     payment made at the beginning of the 1, 5, or
                              10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


      Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions. If a Fund's registration statement under the 1940 Act has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated. Total return figures for the Funds for the applicable periods are set forth in the Funds' Prospectus in the Section entitled "INFORMATION ABOUT THE COLUMBIA FUNDS."

      The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Barron's, Business Week, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

      The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Dow Jones, the Russell indices, the NASDAQ stock indices, the NAREIT Equity Index, the Lehman indices, the Merrill Lynch indices and the Merrill Lynch 1-5 Year Government/Corporate Index or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

      In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. Treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

      The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Columbia Daily Income Company) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured up to $100,000. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.



                              FINANCIAL STATEMENTS

      The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual report are incorporated by reference into this Statement of Additional Information.

                           COLUMBIA SPECIAL FUND, INC.

                                     PART C

                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     Under the bylaws of the Registrant, any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant, to the fullest extent permitted under the Business Corporation Act of the State of Oregon and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission (including SEC Rel. Nos. IC-11,330, IC-10,700 and IC-7,221).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.


ITEM 16. EXHIBITS:

   1.1    Registrant's Articles of Incorporation. (1)

   1.2    Articles of Incorporation proposed to be amended. (5)

   2.     Restated Bylaws. (1)

   3.     Not applicable.

   4.1 Form of Agreement and Plan of Reorganization among Galaxy Growth Fund II, Columbia Special Fund, Inc. and Columbia Management Group, Inc. (filed as Appendix A to Part A of this Registration Statement).

   4.2 Form of Agreement and Plan of Reorganization among Stein Roe Capital Opportunities Fund, Columbia Special Fund, Inc. and Columbia Management Group, Inc. (filed as Appendix B to Part A of this Registration Statement).

   4.3 Form of Agreement and Plan of Reorganization among Liberty Midcap Growth Fund, Columbia Special Fund, Inc. and Columbia Management Group, Inc. (filed as Appendix C to Part A of this Registration Statement).

   5. Article IV, Sections A and E of the Articles of Incorporation, as amended, and Sections 1.5, 1.8, 1.9 and 1.10 of the Bylaws, as amended, each define the rights of shareholders

   6.     Investment Advisory Contract. (1)

   7.     Distribution Agreement. (3)

   8.     Not applicable.

   9.     Master Custodian Agreement with State Street Bank and Trust Company. *

  10.     Not applicable.

  11.1 Opinion and Consent of Counsel with respect to the Acquisition of Galaxy Growth Fund II. **

  11.2 Opinion and Consent of Counsel with respect to the Acquisition of Stein Roe Capital Opportunities Fund. **

  11.3 Opinion and Consent of Counsel with respect to the Acquisition of Liberty Midcap Growth Fund. **

  12.1 Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy Growth Fund II. **

  12.2 Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Stein Roe Capital Opportunities Fund. **

  12.3 Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Liberty Midcap Growth Fund. **

  13.     Not applicable.

  14.1    Consent of Independent Auditors (E&Y) *

  14.2    Consent of Independent Accountants (PWC) *

  14.3    Consent of Independent Accountants (PWC) *

  15.     Not Applicable.

  16.     Power of Attorney for: J. Jerry Inskeep, Jr., James C. George, Patrick
          J. Simpson and Richard L. Woolworth. *

  17.1    Transfer Agent Agreement. (1)

  17.2    Amendment No. 1 to Transfer Agent Agreement. (2)

  17.3    Code of Ethics. (4)

  17.4    Form of Proxy Card and Proxy Insert of Galaxy Growth Fund II. *

  17.5 Form of Proxy Card and Proxy Insert of Stein Roe Capital Opportunities Fund. *

  17.6    Form of Proxy Card and Proxy Insert of Liberty Midcap Growth Fund. *

  17.7 The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus and the Statement of Additional Information for the funds referenced below:

- The Prospectus of Galaxy Growth Fund II dated February 28, 2002 - 0000912057-02-010950

- The Prospectus of Stein Roe Capital Opportunities Fund dated February 1, 2002 with respect to Class S shares - 0000021832-02-000019

- The Prospectus of Stein Roe Capital Opportunities Fund dated February 1, 2002 with respect to Class A shares - 0000021832-02-000017

- The Prospectuses of Liberty Midcap Growth Fund dated February 1, 2002 with respect to Class A, B, C and Z shares - 000021832-02-000017

- The Prospectus of Liberty Midcap Growth Fund dated February 1, 2002 with respect to Stein Roe Midcap Growth Fund Class S shares -
     0000021832-02-000019

- Supplement to Prospectuses of Stein Roe Capital Opportunities Fund and Liberty Midcap Growth Fund dated April 1, 2002 - 0000021847-02-000092

- Supplement to Prospectuses and Statement of Additional Information with respect to Stein Roe Capital Opportunities Fund, Class A and Liberty Midcap Growth Fund, Class A, B, C and Z dated April 22, 2002 -
     0000021847-02-000121

- Supplement to Prospectus of Stein Roe Capital Opportunities Fund, Class A dated April 22, 2002 - 0000021847-02-000121

- Supplement to Prospectus of Liberty Midcap Growth Fund, Class Z dated May 1, 2002 - 0000021847-02-000138

- The Prospectus of Columbia Special Fund, Inc. dated February 25, 2002 - 0000950149-02-000368

- The Statement of Additional Information of Galaxy Growth Fund II dated February 28, 2002 - 0000912057-02-010950

- The Statements of Additional Information of Stein Roe Capital Opportunities Fund dated February 1, 2002 with respect to Class A and Class S shares - 0000021832-02-000019

- The Statements of Additional Information of Liberty Midcap Growth Fund dated February 1, 2002 with respect to Class A, B, C, S and Z shares - 0000021832-02-000019

- The Statement of Additional Information of Columbia Special Fund, Inc. dated February 25, 2002 - 0000950149-02-000403

- Management's discussion of Fund performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of Galaxy Growth Fund II dated October 31, 2001 - 0000935069-02-000010

- Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of Stein Roe Capital Opportunities Fund dated September 30, 2001 with respect to Class A shares - 0000950135-01-503725

- Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of Stein Roe Capital Opportunities Fund dated September 30, 2001 with respect to Class S shares- 0000891804-01-502170

- Financial statements included in the Semi-Annual Report to Shareholders of Stein Roe Capital Opportunities Fund dated March 31, 2002 with respect to Class A shares - 0000891804-02-001093

- Financial statements included in the Semi-Annual Report to Shareholders of Stein Roe Capital Opportunities Fund dated March 31, 2002 with respect to Class S shares - 0000891804-02-001090

- Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of Liberty Midcap Growth Fund dated September 30, 2001 with respect to Class A, B, C and Z shares - 0000950156-01-500497

- Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of Liberty Midcap Growth Fund dated September 30, 2001 with respect to Class S shares - 0000891804-01-502168

- Financial statements included in the Semi-Annual Report to Shareholders of Liberty Midcap Growth Fund dated March 31, 2002 with respect to Class A, B, C and Z shares - 0000891804-02-001087

- Financial statements included in the Semi-Annual Report to Shareholders of Liberty Midcap Growth Fund dated March 31, 2002 with respect to Class S shares - 0000891804-02-001-82

- Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of Columbia Special Fund, Inc. dated December 31, 2001 - 0000950149-02-000402

-----------------
(1) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, Securities Act file number 2-99207, filed on February 23, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, Securities Act file number 2-99207, filed on December 7, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, Securities Act file number 2-99207, filed on February 20, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, Securities Act file number 2-99207, filed on February 25, 2002.

(5) Incorporated by reference to the Registrant's Proxy Statement pursuant to Section 14(a) of the Securities and Exchange Act of 1934, filed on June 5, 2002.

*       Filed herewith

**      To be filed by amendment

ITEM 17.  UNDERTAKINGS


(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Columbia Special Fund, Inc., in the City of Portland and State of Oregon on the 3rd day of July, 2002.

                                              COLUMBIA SPECIAL FUND, INC.

                                              By /s/ JEFF B. CURTIS
                                                --------------------------------
                                                Jeff B. Curtis, President



     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      NAME                                         TITLE                                   DATE
      ----                                         -----                                   ----
JAMES C. GEORGE *                           Director                            )
------------------------------------                                            )
James C. George                                                                 )
                                                                                )
J. JERRY INSKEEP, JR. *                     Chairman and Director               )
------------------------------------                                            )
J. Jerry Inskeep, Jr.                                                           )
                                                                                )
                                                                                )
PATRICK J. SIMPSON *                        Director                            )
------------------------------------                                            )
Patrick J. Simpson                                                              )
                                                                                )
RICHARD L. WOOLWORTH *                      Director                            )      July 3, 2002
------------------------------------                                            )
Richard L. Woolworth                                                            )
                                                                                )
                                                                                )
/S/ JEFF B. CURTIS                          President                           )
------------------------------------        (principal executive                )
Jeff B. Curtis                              officer)                            )
                                                                                )
/S/ JEFFREY L. LUNZER                       Vice President (principal           )
------------------------------------        financial and accounting            )
Jeffrey L. Lunzer                           officer)                            )
                                                                                )
* By: /s/ JEFF B. CURTIS                                                        )
     -------------------------------                                            )
     Jeff B. Curtis                                                             )
     Attorney-in-fact                                                           )


                   INDEX OF EXHIBITS FILED WITH THIS REGISTRATION STATEMENT

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------

  9.        Master Custodian Agreement with State Street Bank and Trust Company.

 14.1       Consent of Independent Auditors (E&Y)

 14.2       Consent of Independent Accountants (PWC)

 14.3       Consent of Independent Accountants (PWC)

 16. Power of Attorney for: J. Jerry Inskeep, Jr., James C. George, Patrick J. Simpson and Richard L. Woolworth.

 17.4       Form of Proxy Card and Proxy Insert of Galaxy Growth Fund II.

 17.5       Form of Proxy Card and Proxy Insert of Stein Roe Capital
            Opportunities Fund.

 17.6       Form of Proxy Card and Proxy Insert of Liberty Midcap Growth Fund.